                                                                  EXECUTION COPY
                                                                   EXHIBIT 10.21






                              VDK HOLDINGS, INC.

                              VAN DE KAMP'S, INC.

              --------------------------------------------------

                                 $248,750,000

                          SECOND AMENDED AND RESTATED
                        CREDIT AND GUARANTEE AGREEMENT


                           dated as of July 9, 1996

              --------------------------------------------------


                        THE CHASE MANHATTAN BANK, N.A.,
                                   as Agent


                               TABLE OF CONTENTS

                                                                            Page
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SECTION 1.  DEFINITIONS......................................................  2
     1.1    Defined Terms....................................................  2
     1.2    Other Definitional Provisions; Financial Calculations............ 29

SECTION 2.  AMOUNT AND TERMS OF TERM LOAN COMMITMENTS........................ 30
     2.1    Tranche A Term Loans, Tranche B Term Loans and Tranche C Term
             Loans........................................................... 30
     2.2    Procedure for Additional Term Loan Borrowing..................... 31
     2.3    Repayment of Tranche A Term Loans, Tranche B Term Loans and
             Tranche C Term Loans............................................ 32
     2.4    Evidence of Tranche A Term Loan, Tranche B Term Loan and Tranche
             C Term Loan Debt................................................ 34

SECTION 3.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS................. 36
     3.1    Revolving Credit Commitments..................................... 36
     3.2    Procedure for Revolving Credit Borrowing......................... 36
     3.3    Commitment and Other Fees........................................ 37
     3.4    Termination or Reduction of Commitments.......................... 37
     3.5    Repayment of Revolving Credit Loans; Evidence of Debt............ 37
     3.6    Swing Line Commitment............................................ 38
     3.7    Repayment of Swing Line Loans; Evidence of Debt.................. 39
     3.8    Procedure for Borrowing Swing Line Loans......................... 39
     3.9    Swing Line Loan Participations................................... 40
     3.10   L/C Commitment................................................... 41
     3.11   Procedure for Issuance of Letters of Credit...................... 42
     3.12   Fees, Commissions and Other Charges.............................. 42
     3.13   L/C Participations............................................... 43
     3.14   Reimbursement Obligation of the Borrower......................... 44
     3.15   Obligations Absolute............................................. 44
     3.16   Letter of Credit Payments........................................ 45
     3.17   Application...................................................... 45
     3.18   Quarterly Reports................................................ 45

SECTION 4.  GENERAL PROVISIONS APPLICABLE TO EXTENSIONS OF CREDIT............ 45
     4.1    Optional and Mandatory Prepayments............................... 45
     4.2    Conversion and Continuation Options.............................. 48
     4.3    Minimum Amounts and Maximum Number of Tranches................... 48
     4.4    Interest Rates and Payment Dates................................. 49
     4.5    Computation of Interest and Fees................................. 49
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     4.6    Inability to Determine Interest Rate............................. 49
     4.7    Pro Rata Treatment and Payments.................................. 50
     4.8    Illegality....................................................... 51
     4.9    Requirements of Law.............................................. 51
     4.10   Taxes............................................................ 53
     4.11   Indemnity........................................................ 55
     4.12   Change of Lending Office; Filing of Certificates or Documents.... 56
     4.13   Replacement Lenders.............................................. 56

SECTION 5.  REPRESENTATIONS AND WARRANTIES................................... 56
     5.1    Financial Condition.............................................. 56
     5.2    No Change........................................................ 58
     5.3    Existence; Compliance with Law................................... 58
     5.4    Power; Authorization; Enforceable Obligations.................... 58
     5.5    No Legal Bar..................................................... 59
     5.6    No Material Litigation........................................... 59
     5.7    No Default....................................................... 60
     5.8    Ownership of Property; Liens..................................... 60
     5.9    Intellectual Property............................................ 60
     5.10   No Burdensome Restrictions....................................... 61
     5.11   Taxes............................................................ 61
     5.12   Federal Regulations.............................................. 61
     5.13   ERISA............................................................ 62
     5.14   Investment Company Act; Other Regulations........................ 62
     5.15   Subsidiaries..................................................... 62
     5.16   Purpose of Loans................................................. 62
     5.17   Environmental Matters............................................ 63
     5.18   Regulation H..................................................... 63
     5.19   Accuracy of Information.......................................... 64
     5.20   Solvency......................................................... 64
     5.21   Aunt Jemima/Celeste Acquisition Agreement........................ 64
     5.22   Security Documents............................................... 64

SECTION 6.  CONDITIONS PRECEDENT............................................. 65
     6.1    Conditions to Effectiveness of Amended and Restated Credit and
             Guarantee Agreement and to Making of Additional Term Loans...... 65
     6.2    Conditions to Each Extension of Credit........................... 72

SECTION 7.  AFFIRMATIVE COVENANTS............................................ 73
     7.1    Financial Statements............................................. 73
     7.2    Certificates; Other Information.................................. 74
     7.3    Payment of Obligations........................................... 75
     7.4    Conduct of Business; Maintenance of Existence;
             Compliance with Laws............................................ 76
     7.5    Maintenance of Property; Insurance............................... 76

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     7.6    Inspection of Property; Books and Records; Discussions........... 76
     7.7    Notices.......................................................... 76
     7.8    Environmental Laws............................................... 77
     7.9    Maintenance of Liens of the Security Documents................... 77
     7.10   Pledge of After Acquired Property; Additional Guarantors......... 78
     7.11   Interest Rate Protection......................................... 78

SECTION 8.  NEGATIVE COVENANTS............................................... 79
     8.1    Financial Condition Covenants.................................... 79
     8.2    Limitation on Indebtedness....................................... 80
     8.3    Limitation on Liens.............................................. 82
     8.4    Limitation on Guarantee Obligations.............................. 83
     8.5    Limitation on Fundamental Changes................................ 84
     8.6    Limitation on Sale of Assets..................................... 84
     8.7    Limitation on Restricted Payments................................ 85
     8.8    Limitation on Capital Expenditures............................... 86
     8.9    Limitation on Investments, Loans and Advances.................... 87
     8.10   Limitation on Optional Payments and Modifications of Debt
             Instruments and other Obligations............................... 88
     8.11   Limitation on Transactions with Affiliates....................... 88
     8.12   Limitation on Sales and Leasebacks............................... 88
     8.13   Limitation on Changes in Fiscal Year............................. 89
     8.14   Limitation on Lines of Business.................................. 89

SECTION 9.  NEGATIVE COVENANTS OF HOLDINGS................................... 89
     9.1    Limitation on Holdings' Activities............................... 89
     9.2    Restricted Payments.............................................. 90
     9.3    Net Proceeds..................................................... 90
     9.4    Dividends........................................................ 90

SECTION 10. GUARANTEE........................................................ 90
     10.1   Guarantee........................................................ 90
     10.2   No Subrogation, Contribution, Reimbursement or Indemnity......... 91
     10.3   Amendments, etc. with respect to the Obligations;
             Waiver of Rights................................................ 91
     10.4   Guarantee Absolute and Unconditional............................. 92
     10.5   Reinstatement.................................................... 93
     10.6   Payments......................................................... 93

SECTION 11. EVENTS OF DEFAULT................................................ 93

SECTION 12. THE AGENT........................................................ 97
     12.1   Appointment...................................................... 97
     12.2   Delegation of Duties............................................. 97
     12.3   Exculpatory Provisions........................................... 97
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     12.4  Reliance by Agent..............................................   97
     12.5  Notice of Default..............................................   98
     12.6  Non-Reliance on Agent and Other Lenders........................   98
     12.7  Indemnification................................................   98
     12.8  Agent in Its Individual Capacity...............................   99
     12.9  Successor Agent................................................   99

SECTION 13.  MISCELLANEOUS................................................   99
     13.1  Amendments and Waivers.........................................   99
     13.2  Notices........................................................  101
     13.3  No Waiver; Cumulative Remedies.................................  102
     13.4  Survival of Representations and Warranties.....................  102
     13.5  Payment of Expenses and Taxes..................................  102
     13.6  Successors and Assigns; Participations and Assignments.........  103
     13.7  Adjustments; Set-off; Proceeds of Collateral...................  105
     13.8  Counterparts...................................................  106
     13.9  Severability...................................................  106
     13.10  Integration...................................................  106
     13.11  GOVERNING LAW.................................................  107
     13.12  Submission To Jurisdiction; Waivers...........................  107
     13.13  Acknowledgements..............................................  107
     13.14  WAIVERS OF JURY TRIAL.........................................  108
     13.15  Consent to Amendment of VDK Foods Agreement...................  108

ANNEXES:

Annex A     Pricing Grid for Revolving Credit Loans and Term Loans

SCHEDULES:

1.1         Commitments, Addresses and Lending Offices
5.1(a)      Material Changes - Loan Parties
5.1(b)      Material Changes - Aunt Jemima/Celeste
5.4         Consents
5.6         Litigation
5.8         Real Property
6.1(f)      Sources and Uses of Funds
6.1(x)      Property Subject to Appraisal
8.3(e)      Easements, Licenses, Etc.
8.3(g)      Existing Liens
8.9(e)      Securities Held by Borrower or any Subsidiary
8.11(ix)    Affiliate Transactions

EXHIBITS:

A      Form of Chambersburg Mortgage Second Amendment
B      Form of Erie Mortgage Second Amendment
C      Form of GCA Second Amendment
D      Form of Aunt Jemima/Celeste Patent and Trademark Security Agreement
E      Form of Subsidiary Lockbox Agreement
F      Form of Swing Line Loan Participation Certificate
G      Form of VDK Foods Acknowledgement and Consent
H      Form of Tranche A Term Note
I      Form of Tranche B Term Note
J      Form of Tranche C Term Note
K      Form of Revolving Credit Note
L      Form of Swing Line Note
M      Form of Borrowing Certificate
N      Form of Assignment and Acceptance

       SECOND AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, dated as of July 9, 1996, among VDK HOLDINGS, INC., a Delaware corporation ("Holdings"), VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, N.A., a national banking association, as agent for the Lenders hereunder.


                             W I T N E S S E T H :
                             - - - - - - - - - -

       WHEREAS, Holdings, the Borrower, the Agent (as defined below) and certain banks and other financial institutions (the "Existing Lenders") are parties to the Amended and Restated Credit and Guarantee Agreement, dated as of May 6, 1996 (as amended and waived to the date hereof, the "Existing Credit Agreement"), pursuant to which the Existing Lenders made loans to, and acquired participations in letters of credit for the account of, the Borrower to enable the Borrower to consummate the transactions contemplated by the Asset Purchase Agreement (as defined below) and the Acquisition Agreement (as defined below);

       WHEREAS, the Borrower has entered into an Asset Purchase and Sale Agreement, dated as of May 15, 1996 (as supplemented by the supplement dated as of July __, 1996, the "Aunt Jemima/Celeste Acquisition Agreement"), with The Quaker Oats Company, a New Jersey corporation ("Quaker Oats"), pursuant to which the Borrower has agreed to purchase, and Quaker Oats has agreed to sell, substantially all of the assets comprising the Aunt Jemima/Celeste Business (as defined below), upon the terms and subject to the conditions set forth therein (the "Aunt Jemima/Celeste Acquisition");

       WHEREAS, in connection with the Aunt Jemima/Celeste Acquisition, VDK Foods, LLC, a Delaware limited liability company ("VDK Foods") and the parent of Holdings, will issue at least $60,000,000 of additional limited liability company interests;

       WHEREAS, in connection with the Aunt Jemima/Celeste Acquisition, VDK Foods will make a capital contribution of at least $40,000,000 to Holdings and make a loan of at least $20,000,000 to Holdings;

       WHEREAS, in connection with the Aunt Jemima/Celeste Acquisition, Holdings will make a capital contribution of at least $40,000,000 to the Borrower;

       WHEREAS, in connection with the Aunt Jemima/Celeste Acquisition, the Borrower is to receive an additional $20,000,000 in cash from loans under a senior convertible loan (the "Senior Convertible Loan"), which loans will be guaranteed by Holdings and which guarantee will be cash collateralized by Holdings;

       WHEREAS, the Borrower and Holdings have requested that the Agent, the Existing Lenders and the New Lenders (as hereinafter defined) amend and restate the Existing Credit Agreement to, inter alia, provide (i) a $45,000,000 increase in the Borrower's outstanding Tranche A Term Loan Facility, (ii) a $40,000,000 increase in the Borrower's outstanding Tranche B Term Loan Facility and (iii) a new Tranche C Term Loan Facility in an aggregate principal amount of $50,000,000 (the "Tranche C Term Loan Facility"), to finance the Aunt

Jemima/Celeste Acquisition, to pay related fees and expenses and to provide for the working capital requirements of the Aunt Jemima/Celeste Business after the Aunt Jemima/Celeste Acquisition and the other businesses of the Borrower; and

       WHEREAS, the Agent and the Lenders are willing to so amend and restate the Existing Credit Agreement, but only on the terms and conditions hereof;

       NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, effective as of the Effective Date (as hereinafter defined), the parties hereto hereby amend and restate the Existing Credit Agreement as follows:


                            SECTION 1.  DEFINITIONS

       1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

       "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Agent in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and
     (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; "C/D Assessment Rate" shall mean, for any day, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the FDIC classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. (S) 327.4 (or any successor provision) to the FDIC for the FDIC's insuring time deposits at offices of such institution in the United States; "C/D Reserve Percentage" shall mean, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of

     Governors, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board of Governors) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate, the C/D Assessment Rate, the C/D Reserve Percentage or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate, the C/D Assessment Rate, the C/D Reserve Percentage or the Federal Funds Effective Rate, respectively.

       "ABR Loans": Loans the rate of interest applicable to which is based upon the ABR.

       "Acquisition": the collective reference to the Mrs. Paul's Acquisition and the Shellfish Acquisition.

       "Acquisition Agreement": the collective reference to the Mrs. Paul's Acquisition Agreement and the Shellfish Acquisition Agreement.

       "Additional Term Loans": the collective reference to the Additional Tranche A Term Loans, the Additional Tranche B Term Loans and the Tranche C Term Loans.

       "Additional Term Loan Commitments": the collective reference to the Additional Tranche A Term Loan Commitments, the Additional Tranche B Term Loan Commitments and the Tranche C Term Loan Commitments.

       "Additional Tranche A Term Loan": as defined in subsection 2.1(a); collectively, the "Additional Tranche A Term Loans".

       "Additional Tranche A Term Loan Commitment": as to any Lender, its obligation, if any, to make an Additional Tranche A Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Additional Tranche A Term Loan Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Lenders, the "Additional Tranche A Term Loan Commitments".

       "Additional Tranche B Term Loan": as defined in subsection 2.1(b); collectively, the "Additional Tranche B Term Loans".

       "Additional Tranche B Term Loan Commitment": as to any Lender, its obligation, if any, to make an Additional Tranche B Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Additional Tranche B Term Loan Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Lenders, the "Additional Tranche B Term Loan Commitments".

       "Adjustment Date": the first Business Day following receipt by the Agent of both (i) the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as the case may be, for the most recently completed fiscal period and (ii) the certificate required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal period.

       "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

       "After-Acquired Mortgage Property": any parcel (or adjoining parcels) of real property (including any leaseholds) acquired by any Loan Party after the Closing Date.

       "Agent": The Chase Manhattan Bank, N.A., together with its affiliates, as the arranger of the Commitments and as the agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto pursuant to subsection 12.9.

       "Aggregate Revolving Credit Outstandings": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Revolving Credit Lender then outstanding, plus (b) such Revolving Credit Lender's Revolving Credit Commitment Percentage of all Swing Line Loans made by the Swing Line Lender then outstanding, provided that for purposes of calculating Available Revolving Credit Commitments pursuant to Section 3.3 such amount shall be zero, plus (c) such Revolving Credit Lender's Revolving Credit Commitment Percentage of the L/C Obligations then outstanding.

       "Agreement": the Existing Credit Agreement, as amended and restated by this Second Amended and Restated Credit and Guarantee Agreement, as further amended, supplemented or otherwise modified from time to time.

       "Applicable Margin": (i) in the case of the Revolving Credit Loans and the Tranche A Term Loans, 1.50% if such Loans are ABR Loans and 2.50% if such Loans are Eurodollar Loans, provided that, from and after the first anniversary of the Effective Date, the Applicable Margin with respect to Revolving Credit Loans and Tranche A Term Loans will be adjusted, on each Adjustment Date based upon the Consolidated Cash Interest Expense Ratio and the ratio of Consolidated Total Debt at the last day of the 12-month period ended on the date of the financial statements relating to such Adjustment

     Date to Consolidated EBITDA for such period as determined from such financial statements, to the Applicable Margin set forth on Annex A hereto opposite the level for which the Consolidated Cash Interest Expense Ratio as so determined satisfies the criteria on Annex A under the heading "Consolidated Cash Interest Expense Ratio" and for which the ratio of Consolidated Total Debt to Consolidated EBITDA as so determined satisfies the corresponding criteria set forth under the heading "Ratio of Consolidated Total Debt to Consolidated EBITDA", and provided, further, that (a) in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related certificate required pursuant to subsection 7.2(b), are not delivered when due, then if such financial statements are not delivered prior to the date upon which the resultant Default shall become an Event of Default, then, effective upon such Default becoming an Event of Default, during the period from the date upon which such financial statements were required to be delivered until one Business Day following the date upon which they actually are delivered, the Applicable Margin with respect to Revolving Credit Loans and Tranche A Term Loans shall be 1.50%, if such Loans are ABR Loans, and 2.50%, if such Loans are Eurodollar Loans, and (b) if on any Adjustment Date, the Consolidated Cash Interest Expense Ratio and the ratio of Consolidated Total Debt to Consolidated EBITDA as so determined would result in different Applicable Margins, the higher Applicable Margin shall govern, (ii) in the case of the Tranche B Term Loans, 2.00% if such Loans are ABR Loans and 3.00% if such Loans are Eurodollar Loans and (iii) in the case of the Tranche C Term Loans, 2.25% if such Loans are ABR Loans and 3.25% if such Loans are Eurodollar Loans.

       "Application": an application, in such form as the Issuing Bank may specify from time to time, requesting the Issuing Bank to open a Letter of Credit.

       "Asset Purchase": the purchase by the Borrower from the Sellers of substantially all of the assets comprising the Businesses, upon the terms and subject to the conditions set forth in the Asset Purchase Agreement.

       "Asset Purchase Agreement": the Asset Purchase Agreement, dated as of July 7, 1995, among Pillsbury, Pet and the Borrower.

       "Asset Sale": as to any Person, any sale or other disposition (including any Sale/Leaseback Transaction and any mortgage or lease of real property other than any mortgage made by such Person in order to finance the acquisition of additional real property) subsequent to the Closing Date of any property of such Person.

       "Assignee":  as defined in subsection 13.6(c).

       "Aunt Jemima Business": the Aunt Jemima/Celeste Business, other than the Celeste Business.

       "Aunt Jemima/Celeste Acquisition": as defined in the recitals to this Agreement.

       "Aunt Jemima/Celeste Acquisition Agreement": as defined in the recitals to this Agreement.

       "Aunt Jemima/Celeste Acquisition Documents": collectively, the Aunt Jemima/Celeste Acquisition Agreement and any other documents effectuating the Aunt Jemima/Celeste Acquisition.

       "Aunt Jemima/Celeste Business": the Business (as defined in the Aunt Jemima/Celeste Acquisition Agreement).

       "Aunt Jemima/Celeste Intellectual Property": as defined in subsection
     5.9.

       "Aunt Jemima/Celeste Patent and Trademark Security Agreement": the Patent and Trademark Security Agreement, dated as of the Effective Date, substantially in the form of Exhibit D, made by the Borrower in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

       "Aunt Jemima/Celeste Transition Services Agreement": the Transition Services Agreement, dated as of July __, 1996, between the Borrower and Quaker Oats.

       "Available Revolving Credit Commitment": as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Revolving Credit Lender's Revolving Credit Commitment at such time over (b) such Revolving Credit Lender's Aggregate Revolving Credit Outstandings at such time; collectively, as to all the Revolving Credit Lenders, the "Available Revolving Credit Commitments".

       "Benefitted Lender":  as defined in subsection 13.7(a).

       "Board of Governors": the Board of Governors of the Federal Reserve System and any Governmental Authority which succeeds to the powers and functions thereof.

       "Borrower":  as defined in the Preamble to this Agreement.

       "Borrower Lockbox Agreement": each of (i) the Lockbox Agreement, dated as of September 19, 1995, among Chemical Bank, the Borrower and the Agent, and (ii) the Lockbox Agreement, dated as of September 19, 1995, among First National Bank of Chicago, the Borrower and the Agent, as each may be amended, supplemented or otherwise modified from time to time (collectively, the "Borrower Lockbox Agreements").

       "Borrower Mortgage": each of (i) the Open-End Mortgage and Security Agreement, dated as of September 19, 1995, made by the Borrower in favor of the Agent with respect to property located in Erie, Pennsylvania, as amended by the Erie Mortgage Amendments, (ii) the Open-End Mortgage and Security Agreement, dated as of September 19, 1995, made by the Borrower in favor of the Agent with respect to property located in Chambersburg, Pennsylvania, as amended by the Chambersburg Mortgage Amendments, and (iii) each Mortgage to be executed and delivered by the Borrower, substantially in the form of the other Borrower Mortgages or in such other form as the Agent shall reasonably require, with respect to (A) each other parcel of real property listed on Schedule 5.8 for which the Agent requests a Mortgage and
     (B) each parcel of After-Acquired Mortgage Property for which a mortgage is granted to the Agent pursuant to subsection 7.10, in each case as the same may be amended, supplemented or otherwise modified from time to time (collectively, the "Borrower Mortgages").

       "Borrower Patent and Trademark Security Agreement": the Patent and Trademark Security Agreement, dated as of September 19, 1995, made by the Borrower in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

       "Borrower Security Documents": collectively, the Borrower Lockbox Agreements, the Borrower Mortgages, the Mortgage Amendments, the Borrower Patent and Trademark Security Agreement, the Mrs. Paul's Patent and Trademark Security Agreement, the Aunt Jemima/Celeste Patent and Trademark Security Agreement, the Concentration Account Agreement, the Guarantee and Collateral Agreement and the GCA Amendments.

       "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.2, 3.2 or 3.8 as a date on which the Borrower requests the Lenders to make Loans hereunder.

       "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

       "Businesses": the collective reference to the Van de Kamp's Frozen Seafood Business (as used in the Asset Purchase Agreement) and the Desserts Business.

       "Campbell Soup":  Campbell Soup Company, a New Jersey corporation.

       "Capital Expenditures": as to any Person for any period, the aggregate amount paid or accrued by such Person and its Subsidiaries for the rental, lease, purchase (including by way of the acquisition of securities of a Person), construction or use of any property during such period, the value or cost of which, in accordance with GAAP, would appear on such Person's consolidated balance sheet in the category of property, plant or equipment at the end of such period, excluding any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds or condemnation awards relating to any such damage, loss, destruction or condemnation, provided that Capital Expenditures shall not include expenditures up to an aggregate amount equal to the portion of the purchase price for any Permitted Acquisition that would otherwise be treated as a Capital Expenditure.

       "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

       "Cash Collateral": as defined in subsection 9.1.

       "Cash Equivalents": (a) securities issued or directly and fully guaranteed or insured by the United States Government, or any agency or instrumentality thereof, having maturities of not more than one year from the date of acquisition; (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of "A" or better from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof of any Lender, or of any domestic commercial bank the long-term debt of which is rated at the time of acquisition thereof at least A or the equivalent thereof by Standard & Poor's Ratings Group, or A or the equivalent thereof by Moody's Investors Service, Inc., and having capital and surplus in excess of $500,000,000;
     (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause
     (c) above; (e) commercial paper rated at the time of acquisition thereof at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or P-2 or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in either case maturing within 270 days after the date of acquisition thereof; (f) interests in any investment company which invests solely in instruments of the type specified in clauses (a) through (e) above; and (g) other investment instruments approved in writing by the Required Lenders and offered by any Lender or by any financial institution which has a combined capital and surplus of not less than $100,000,000.

       "Celeste Business": the frozen pizza business that the Borrower purchased from Quaker Oats pursuant to the Aunt Jemima/Celeste Acquisition Agreement.

       "Celeste Sale": any sale or series of sales by the Borrower of all or substantially all of the Celeste Business.

       "Chambersburg Mortgage Amendments": the collective reference to the Chambersburg Mortgage First Amendment and the Chambersburg Mortgage Second Amendment.

       "Chambersburg Mortgage First Amendment": the First Amendment, dated as of May 6, 1996, to the Open-End Mortgage and Security Agreement, dated as of September 19, 1995, made by the Borrower in favor of the Agent with respect to property located in Chambersburg, Pennsylvania.

       "Chambersburg Mortgage Second Amendment": the Second Amendment, dated as of the Effective Date, to the Open-End Mortgage and Security Agreement, dated as of September 19, 1995, made by the Borrower in favor of the Agent with respect to property located in Chambersburg, Pennsylvania, which amendment shall be substantially in the form of Exhibit A.

       "Chase":  The Chase Manhattan Bank, N.A., a national banking association.

       "Closing Date":  September 19, 1995.

       "Code":  the Internal Revenue Code of 1986, as amended from time to time.

       "Collateral": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

       "Commercial Letter of Credit":  as defined in subsection 3.10(b)(i)(2).

       "Commitment": with respect to any Lender, the collective reference to such Lender's Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment and/or Revolving Credit Commitment; collectively, as to all the Lenders, the "Commitments".

       "Commitment Percentage": as to any Lender at any time, the percentage which (i) the sum of (a) such Lender's then Available Revolving Credit Commitment and other unused Commitments (other than Revolving Credit Commitments) plus (b) such Lender's Loans (other than Swing Line Loans) then outstanding plus (c) the product of such Lender's Revolving Credit Commitment Percentage times the sum of (I) the Swing Line Loans then outstanding and (II) the L/C Obligations then outstanding then constitutes of (ii) the sum of (x) the aggregate Available Revolving Credit Commitments of the Revolving Credit Lenders and the other unused Commitments of all the Lenders (other than Revolving Credit Commitments) plus (y) the aggregate principal amount of Loans of all the Lenders then outstanding plus (z) the aggregate Revolving Credit L/C Obligations of all the Lenders then outstanding.

       "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of determining liability under Section 412 of the Code, which is treated as a single employer under Section 414 (b), (c),
     (m) or (o) of the Code.

       "Concentration Account Agreement": the Concentration Account Agreement, dated as of September 19, 1995, between the Borrower and the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

       "Consolidated Cash Interest Expense": for any period, Consolidated Interest Expense paid in cash during such period.

       "Consolidated Cash Interest Expense Ratio":  for any period, the ratio of
     (a) Consolidated EBITDA for such period to (b) Consolidated Cash Interest Expense for such period.

       "Consolidated Current Assets": as to any Person at any time, the current assets (other than cash and Cash Equivalents) of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

       "Consolidated Current Liabilities": as to any Person at any time, the current liabilities of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, but excluding all short-term Indebtedness for borrowed money and the current portion of any long-term Indebtedness of such Person or its Subsidiaries, in each case to the extent otherwise included therein, and any current taxes payable and any current portion of deferred taxes.

       "Consolidated EBITDA": for any period, the Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) depreciation, (iii) depletion, (iv) amortization, (v) all Federal, state, local and foreign income taxes, (vi) all other non-cash expenses and (vii) any extraordinary and unusual losses, and, minus, to the extent added in determining such Consolidated Net Income, (i) any non-cash income or non-cash gains and (ii) any extraordinary and unusual gains, all as determined on a consolidated basis in accordance with GAAP.

       "Consolidated Fixed Charges": for any period, the sum of (i) Consolidated Cash Interest Expense, (ii) scheduled amortization of Indebtedness of the Borrower and its Subsidiaries for such period and discount or premium relating to any such Indebtedness for such period, whether expensed or capitalized, (iii) cash taxes and (iv) Capital Expenditures, in each case determined on a consolidated basis in accordance with GAAP.

       "Consolidated Interest Expense": for any period, the net interest expense of the Borrower and its Subsidiaries for such period (including any interest income during such period) as determined on a consolidated basis in accordance with GAAP.

       "Consolidated Net Income": for any period, the net income of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) the income (or loss) of any Person in which any other Person (other than the Borrower or any of the Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid in cash to the Borrower or any of its Subsidiaries by such Person during such period and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or the date such Person's assets are acquired by the Borrower or any of its Subsidiaries.

       "Consolidated Total Debt": at any date of determination, all Indebtedness of the Borrower and its Subsidiaries outstanding at such date of determination as determined on a consolidated basis in accordance with GAAP.

       "Consolidated Working Capital": the excess of Consolidated Current Assets over Consolidated Current Liabilities.

       "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

       "CSC": CSC Brands, Inc., a Delaware corporation and an affiliate of Campbell Soup.

       "CSI": Chase Securities Inc., a Delaware corporation.

       "Currency Rate Protection Agreements": as to any Person, all foreign exchange contracts, currency swap agreements or other similar agreements or arrangements entered into in the ordinary course of business by such Person designed to protect such Person against fluctuations in currency values.

       "Dartford": Dartford Partnership L.L.C., a Delaware limited liability company.

       "Default": any of the events specified in Section 11, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

       "Desserts Business": as defined in the Asset Purchase Agreement.

       "Dollars" and "$": dollars in lawful currency of the United States of America.

       "Effective Date": the date (on or before July 31, 1996) on which the conditions precedent set forth in subsection 6.1 shall be satisfied or waived.

       "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning the protection of the environment or the protection of human health as it relates to the protection of the environment, as now or may at any time hereafter be in effect.

       "Environmental Permits": all permits, licenses, registrations, notifications, exemptions, and other authorizations required under Environmental Laws.

       "Equity Interest": Capital Stock and all warrants, options or other rights to acquire Capital Stock, (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

       "Erie Mortgage Amendments": the collective reference to the Erie Mortgage First Amendment and the Erie Mortgage Second Amendment.

       "Erie Mortgage First Amendment": the First Amendment, dated as of May 6, 1996, to the Open-End Mortgage and Security Agreement, dated as of September 19, 1995, made by the Borrower in favor of the Agent with respect to property located in Erie, Pennsylvania.

       "Erie Mortgage Second Amendment": the Second Amendment, dated as of the Effective Date, to the Open-End Mortgage and Security Agreement, dated as of September 19, 1995, made by the Borrower in favor of the Agent with respect to property located in Erie, Pennsylvania, which amendment shall be substantially in the form of Exhibit B.

       "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

       "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors) maintained by a member bank of the Federal Reserve System.

       "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chase is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

       "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

       "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                -----------------------------------------------
                   1.00 - Eurocurrency Reserve Requirements

       "Event of Default": any of the events specified in Section 11, provided that all requirements for the giving of notice, the lapse of time, or both, and any other conditions, have been satisfied.

       "Excess Cash Flow": for any fiscal year of the Borrower, the excess of
     (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year, (ii) the amount of any refund received by the Borrower and its Subsidiaries during such fiscal year on taxes paid by the Borrower and its Subsidiaries, (iii) cash dividends, cash interest and other similar cash payments received by the Borrower during such fiscal year in respect of investments to the extent not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (iv) extraordinary cash gains to the extent subtracted or otherwise not included in Consolidated EBITDA for such fiscal year and (v) cash generated (if any) by the decrease (if any) in Consolidated Working Capital of the Borrower for such fiscal year, over (b) the sum, without duplication, of (i) the aggregate amount of cash Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year and permitted hereunder, (ii) the aggregate amount of all reductions of the Revolving Credit Commitments (to the extent such reductions are accompanied by prepayment of Revolving Credit Loans, Swing Line Loans and/or L/C Obligations) or payments or prepayments of the Term Loans during such fiscal year other than pursuant to subsection 4.1(b) or 4.1(c), (iii) the aggregate amount of payments of principal in respect of any Indebtedness (other than under this Agreement) permitted hereunder during such fiscal year, (iv) cash interest expense of the Borrower and its Subsidiaries for such fiscal year, (v) taxes actually paid in such fiscal year or to be paid in the subsequent fiscal year on account of such fiscal year to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (vi) extraordinary cash losses to the extent added to Consolidated EBITDA for such fiscal year, (vii) the aggregate amount of cash used for Permitted Acquisitions made by the Borrower and its Subsidiaries during such fiscal year pursuant to subsection 8.9(i), (viii) dividends or other direct payments paid by the Borrower to or for the benefit of Holdings to the extent permitted by subsection 8.7 to the extent not subtracted in the determination of Consolidated Net Income of the Borrower for such fiscal year and (ix) the increase (if any) in Consolidated Working Capital of the Borrower for such fiscal year.

       "Excess Cash Flow Percentage": 75%, provided that, commencing with the Borrower's fiscal year ending June 30, 1999, so long as (i) the Consolidated Cash Interest Expense Ratio for the period of four consecutive fiscal quarters ended the last day of the fiscal quarter immediately preceding the date of such prepayment exceeds 2.25 to 1.00 and (ii) the ratio of Consolidated Total Debt at the last day of the fiscal quarter immediately preceding the date of such prepayment to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date is less than 3.75 to 1.00, the Excess Cash Flow Percentage with respect to Term Loans and Revolving Credit Commitments shall be 50%.

       "Existing Credit Agreement": as defined in the recitals to this Agreement.

       "Existing Lenders":  as defined in the recitals to this Agreement.

       "Existing Tranche A Term Loans":  as defined in subsection 2.1(a).

       "Existing Tranche B Term Loans":  as defined in subsection 2.1(b).

       "Existing Term Loans": the collective reference to the Existing Tranche A Term Loans and the Existing Tranche B Term Loans.

       "Extension of Credit": with respect to any Lender, (a) the making of a Loan by such Lender and (b) if such Lender is a Revolving Credit Lender, the issuance of a Letter of Credit; with respect to all the Lenders, the "Extensions of Credit".

       "FDIC": the Federal Deposit Insurance Corporation and any Governmental Authority which succeeds to the powers and functions thereof.

       "Federal Funds Effective Rate":  as defined in the definition of ABR.

       "Fenway": Fenway Partners Capital Fund, L.P., a Delaware limited partnership.

       "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

       "Foreign Subsidiary": any Subsidiary of the Borrower organized under the laws of any jurisdiction outside the United States of America.

       "Funded Indebtedness": all Indebtedness of the Borrower under this Agreement and the Senior Subordinated Note Indenture.

       "GAAP": generally accepted accounting principles in the United States of America in effect from time to time (subject to subsection 1.2(e)).

       "GCA Amendments": the collective reference to the GCA First Amendment and the GCA Second Amendment.

       "GCA First Amendment": the First Amendment, dated as of May 6, 1996, to the Guarantee and Collateral Agreement, dated as of September 19, 1995, made by Holdings, the Borrower and each Subsidiary in favor of the Agent.

       "GCA Second Amendment": the Second Amendment, dated as of the Effective Date, to the Guarantee and Collateral Agreement, dated as of September 19, 1995, made by

     Holdings, the Borrower and each Subsidiary in favor of the Agent, which amendment shall be substantially in the form of Exhibit C.

       "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

       "Guarantee": the guarantee contained in Section 10 or the Guarantee and Collateral Agreement; collectively, the "Guarantees".

       "Guarantee and Collateral Agreement": the Guarantee and Collateral Agreement, dated as of September 19, 1995, made by Holdings, the Borrower and each Subsidiary in favor of the Agent, as amended by the GCA Amendments, and as the same may be further amended, supplemented or otherwise modified from time to time.

       "Guarantee Obligation": as to any Person (the "Guaranteeing Person"), any obligation of (a) the Guaranteeing Person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the Guaranteeing Person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (the "Primary Obligations") of any other third Person (the "Primary Obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the Guaranteeing Person, whether or not contingent, (i) to purchase any such Primary Obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such Primary Obligation or (2) to maintain working capital or equity capital of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor,
     (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation or (iv) otherwise to assure or hold harmless the owner of any such Primary Obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any Guaranteeing Person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the Primary Obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such Guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such Primary Obligation and the maximum amount for which such Guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such Guaranteeing Person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

       "Guarantors": Holdings and each Subsidiary (other than Foreign Subsidiaries) of the Borrower.

       "Hazardous Materials": any petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos and asbestos-containing materials, pollutants, contaminants, and all other materials and substances including but not limited to radioactive materials regulated pursuant to any Environmental Laws or that could result in liability under any Environmental Law.

       "Holdings":  as defined in the Preamble to this Agreement.

       "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business, payable in accordance with customary practices and not more than 90 days past due, unless being contested in good faith by appropriate proceedings), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person under Rate Protection Agreements, (e) all obligations of such Person in respect of letters of credit (whether or not drawn), acceptances and similar obligations issued or created for the account of such Person (other than Letters of Credit), and (f) all indebtedness of others of the types described in (a) through
     (e) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (the amount of such indebtedness with respect to such Person being deemed to be the lesser of the value of such property or the amount of indebtedness of others so secured).

       "Information Memorandum":  as defined in subsection 5.19.

       "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

       "Insolvent":  pertaining to a condition of Insolvency.

       "Intellectual Property":  as defined in subsection 5.9.

       "Interest Payment Date": (a) as to ABR Loans, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

       "Interest Period":  with respect to any Eurodollar Loan:

          (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

          (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

       provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

          (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

          (2) no Interest Period that would otherwise extend beyond the Termination Date, in the case of Revolving Credit Loans or Tranche A Term Loans, beyond the Tranche B Term Loan Termination Date, in the case of the Tranche B Term Loans, or beyond the Tranche C Term Loan Termination Date, in the case of the Tranche C Term Loans, shall be selected by the Borrower;

          (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

          (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Eurodollar Loan.

       "Interest Rate Protection Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

       "Investment":  as defined in subsection 8.9.

       "Investors": collectively, Dartford, Fenway, National Sun Industries, UBS, Thomas O. Ellinwood, Thomas J. Youngerman, C. Renee Sloan and Olafur Gudmundsson and any Permitted Transferee of Dartford, Fenway, National Sun Industries or UBS.

       "Issuing Bank": Chase or any of its Affiliates, in its capacity as issuer of any Letter of Credit.

       "L/C Commitment":  $7,500,000.

       "L/C Fee Payment Date": the last day of each March, June, September and December.

       "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not been reimbursed pursuant to subsection 3.14.

       "L/C Participants": collectively, all the Revolving Credit Lenders other than the Issuing Bank.

       "Lenders":  as defined in the Preamble to this Agreement.

       "Letters of Credit": collectively, Commercial Letters of Credit and Standby Letters of Credit.

       "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

       "Limited Liability Interest": a limited liability company interest of VDK Foods.

       "Loan": any Tranche A Term Loan, Tranche B Term Loan, Tranche C Term Loan, Revolving Credit Loan or Swing Line Loan; collectively, the "Loans".

       "Loan Documents": this Agreement, any Notes, the Guarantees, the Applications, the Security Documents, the VDK Foods Agreement and the VDK Foods Acknowledgement and Consent.

       "Loan Participants":  as defined in subsection 13.6(b).

       "Loan Parties": the Borrower, Holdings, VDK Foods and each Subsidiary of the Borrower which is a party to a Loan Document.

       "Lockbox Agreements": collectively, the Borrower Lockbox Agreements and any Subsidiary Lockbox Agreements.

       "Material Adverse Effect": a material adverse effect on (a) the Aunt Jemima/Celeste Acquisition, (b) the business, assets, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agent or the Lenders hereunder or thereunder.

       "Mortgage Amendments": collectively, the Chambersburg Mortgage Amendments and the Erie Mortgage Amendments.

       "Mortgaged Property": the real properties owned or leased by the Loan Parties as specified on Schedule 5.8 that are subject to a Mortgage.

       "Mortgages": collectively, the Borrower Mortgages and the Subsidiary Mortgages.

       "Mrs. Paul's Acquisition": the purchase of substantially all of the assets comprising the Mrs. Paul's Business upon the terms and subject to the conditions set forth in the Mrs. Paul's Acquisition Agreement.

       "Mrs. Paul's Acquisition Agreement": the Asset Purchase Agreement, dated as of January 17, 1996, between the Borrower and Shellfish.

       "Mrs. Paul's Business":  as defined in the Shellfish Acquisition
     Agreement.

       "Mrs. Paul's Co-Pack Agreement": the Co-Pack Agreement, dated as of May 6, 1996, between the Borrower and Campbell Soup.

       "Mrs. Paul's Intellectual Property":  as defined in subsection 5.9.

       "Mrs. Paul's Patent and Trademark Security Agreement": the Patent and Trademark Security Agreement, dated as of May 6, 1996, made by the Borrower in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

       "Mrs. Paul's Transition Services Agreement": the Transition Services Agreement, dated as of May 6, 1996, between the Borrower and Campbell Soup.

       "Multiemployer Plan":  a Plan which is a multiemployer plan as defined in
     Section 4001(a)(3) of ERISA.

       "National Sun Industries": National Sun Industries, Inc., a North Dakota corporation.

       "Net Proceeds": with respect to any Person, (a) with respect to any Asset Sale by such Person, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale net of (i) attorneys' fees, accountants' fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments (other than pursuant hereto), other customary expenses, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale (other than any Lien in favor of the Agent for the benefit of the Lenders) and brokerage, consultant and other customary fees actually incurred in connection therewith and (ii) taxes paid or payable as a result thereof and (b) with respect to any issuance of equity securities or the incurrence of any Indebtedness by such Person subsequent to the Closing Date, the cash proceeds received from such issuance or incurrence net of investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses and other reasonable costs and expenses actually incurred in connection therewith.

       "New Lender": any Lender which (i) is a party to this Agreement on the Effective Date which is not an Existing Lender or (ii) is an Existing Lender having an Additional Tranche A Term Loan Commitment, an Additional Tranche B Term Loan Commitment or a Tranche C Term Loan Commitment.

       "New Lending Office":  as defined in subsection 4.10(b).

       "Non-Excluded Taxes":  as defined in subsection 4.10(a).

       "Notes": collectively, the Swing Line Note, Revolving Credit Notes, Tranche A Term Notes, Tranche B Term Notes and Tranche C Term Notes, if any.

       "Obligations": the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents, any Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender permitted under subsection 7.11, any cash management services agreement entered into by the Borrower with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of this Agreement, any other Loan Document or any such Rate Protection Agreement or cash management services agreement entered into by the Borrower with any Lender or any Affiliate of any Lender).

       "Obsolete Property": any property of the Borrower or any of its Subsidiaries which is obsolete, outdated or worn out or the useful life of which has ended, in each case in the good faith determination of the Borrower.

       "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any Governmental Authority which succeeds to the powers and functions thereof.

       "Permitted Acquisition": any acquisition of all or substantially all the assets of, or shares or other Equity Interests in, a Person or division or line of business of a Person or other significant assets of a Person if immediately after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom,
     (b) all transactions related thereto shall be consummated in all material respects in accordance with applicable laws, (c) all actions required to be taken, if any, with respect to such acquired or newly formed Subsidiary under subsection 7.10 shall have been taken and (d)(i) the Borrower shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in subsection 8.1 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the Agent an officers' certificate to such effect, together with all relevant financial information for such Subsidiary or assets (to the extent reasonably available), and (ii) after giving effect to such transaction, any acquired or newly formed Subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by subsection 8.2).

       "Permitted Acquisition Amount": $5,000,000, provided that (i) so long as
     (A) the Consolidated Cash Interest Expense Ratio for the period of four consecutive fiscal quarters ended the last day of the fiscal quarter immediately preceding the date of such Permitted Acquisition exceeds 2.00 to 1.00 and (B) the ratio of Consolidated Total Debt at the last day of the fiscal quarter immediately preceding the date of such Permitted Acquisition to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date is less than 4.5 to 1.00, the Permitted Acquisition Amount shall be $10,000,000, and (ii) so long as (A) the Consolidated Cash Interest Expense Ratio for the period of four consecutive fiscal quarters ended the last day of the fiscal quarter immediately preceding the date of such Permitted Acquisition exceeds 2.75 to 1.00 and (B) the ratio of Consolidated Total Debt at the last day of the fiscal quarter immediately preceding the date of such Permitted Acquisition to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date is less than 3.5 to 1.00, the Permitted Acquisition Amount shall be $15,000,000.

       "Permitted Transferee": with respect to Dartford, Fenway, National Sun Industries or UBS, any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, Dartford, Fenway, National Sun Industries or UBS, respectively.

       "Person": an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

       "Pet":  Pet Incorporated, a Delaware corporation.

       "Pet Intellectual Property":  as defined in the Asset Purchase Agreement.

       "Pillsbury":  The Pillsbury Company, a Delaware corporation.

       "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

       "Prepayment Account":  as defined in subsection 4.1(d).

       "Primary Obligations": as defined in the definition of "Guarantee Obligation" contained in this subsection 1.1.

       "Primary Obligor": as defined in the definition of "Guarantee Obligation" contained in this subsection 1.1.

       "Properties":  as defined in subsection 5.17.

       "Quaker Oats":  as defined in the recitals to this Agreement.

       "Quaker Oats Financial Statements":  as defined in subsection 5.1(b).

       "Rate Protection Agreements": collectively, any Currency Rate Protection Agreements and Interest Rate Protection Agreements.

       "Refunded Swing Line Loans":  as defined in subsection 3.8(b).

       "Register":  as defined in subsection 13.6(d).

       "Regulation D": Regulation D of the Board of Governors as in effect from time to time.

       "Regulation G": Regulation G of the Board of Governors as in effect from time to time.

       "Regulation H": Regulation H of the Board of Governors as in effect from time to time.

       "Regulation U": Regulation U of the Board of Governors as in effect from time to time.

       "Regulation X": Regulation X of the Board of Governors as in effect from time to time.

       "Reimbursement Obligation": the obligation of the Borrower to reimburse the Issuing Bank pursuant to subsection 3.14(a) for amounts drawn under Letters of Credit.

       "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

       "Replacement Asset": any property acquired by the Borrower or any of its Subsidiaries subsequent to the Closing Date which replaces Obsolete Property of the same type and utility as the property acquired.

       "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

       "Required Lenders": at any time, Lenders the Commitment Percentages of which aggregate more than 50%.

       "Required Transaction Lenders": at any time of determination thereof, each New Lender and each Lender at such time under the Existing Credit Agreement.

       "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

       "Responsible Officer": as to any Person, the chief executive officer and the president of such Person or, with respect to financial matters, the chief financial officer of such Person or, in either case, such other executive officers as may be designated from time to time by such Person in writing to the Agent.

       "Restricted Payments":  as defined in subsection 8.7.

       "Revolving Credit Commitment": with respect to any Lender, its obligation to make Revolving Credit Loans and/or issue or participate in Letters of Credit issued on behalf of the Borrower and/or make or participate in Swing Line Loans made to the Borrower in an amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 under the heading "Revolving Credit Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Lenders, the "Revolving Credit Commitments".

       "Revolving Credit Commitment Percentage": as to any Revolving Credit Lender at any time, the percentage which (i) the sum of (a) such Revolving Credit Lender's then unused Revolving Credit Commitment plus (b) such Revolving Credit Lender's Revolving Credit Loans then outstanding plus (c) the product of the percentage of the Revolving

     Credit Commitments of all the Revolving Credit Lenders then constituted by such Revolving Credit Lender's Revolving Credit Commitment times the sum of
     (I) the Swing Line Loans then outstanding and (II) the L/C Obligations then outstanding then constitutes of (ii) the sum of (w) the aggregate outstanding then unused Revolving Credit Commitments of all the Revolving Credit Lenders plus (x) the aggregate principal amount of Revolving Credit Loans of all the Revolving Credit Lenders then outstanding plus (y) the aggregate L/C Obligations then outstanding plus (z) the Swing Line Loans then outstanding.

       "Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

       "Revolving Credit Fee Percentage":  as defined in subsection 3.12(b).

       "Revolving Credit Lender": any Lender with an unused Revolving Credit Commitment hereunder and/or any Revolving Credit Loans outstanding hereunder; collectively, the "Revolving Credit Lenders".

       "Revolving Credit Loans":  as defined in subsection 3.1(a).

       "Revolving Credit Note":  as defined in subsection 3.5(e).

       "Sale/Leaseback Transaction":  as defined in subsection 8.12.

       "SEC": the Securities and Exchange Commission or any Governmental Authority which succeeds to the powers and functions thereof.

       "Security Documents": collectively, the Concentration Account Agreement, the Guarantee and Collateral Agreement, the GCA Amendments, the Lockbox Agreements, the Mortgages, the Mortgage Amendments, the Borrower Patent and Trademark Security Agreement, the Mrs. Paul's Patent and Trademark Security Agreement, the Aunt Jemima/Celeste Patent and Trademark Security Agreement and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the Obligations or to secure any guarantee of any such Obligations and, including, without limitation, any such document delivered pursuant to subsection 7.10.

       "Sellers":  the collective reference to Pillsbury and Pet.

       "Senior Convertible Loan":  as defined in the recitals to this Agreement.

       "Senior Convertible Loan Agreement": the Senior Convertible Loan Credit and Guarantee Agreement, dated as of July 9, 1996, among Holdings, the Borrower, the several banks and other financial institutions from time to time parties thereto and Chase, as agent, as the same may be amended, supplemented or otherwise modified from time to time.

       "Senior Subordinated Note Indenture": the Indenture, dated as of September 15, 1995, between the Borrower and Harris Trust and Savings Bank, as trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

       "Senior Subordinated Notes": $100,000,000 of the Borrower's 12% Senior Subordinated Notes due 2005.

       "Shellfish": Shellfish Acquisition Company, LLC, a Delaware limited liability company.

       "Shellfish Acquisition": the purchase of substantially all of the assets comprising the Mrs. Paul's Business upon the terms and subject to the conditions set forth in the Shellfish Acquisition Agreement.

       "Shellfish Acquisition Agreement": the Asset Purchase and Sale Agreement, dated as of January 17, 1996, between Shellfish and Campbell Soup.

       "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

       "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount that will be required to pay all "liabilities of such Person, contingent or otherwise", as of such date (as such quoted terms are determined in accordance with applicable Federal and state laws governing determinations of the insolvency of debtors) as such debts become absolute and matured,
     (b) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (c) such Person will be able to pay its debts as they mature, taking into account the timing of and amounts of cash to be received by such Person and the timing of and amounts of cash to be payable on or in respect of indebtedness of such Person; in each case after giving effect to (A) as of the Effective Date the making of the extensions of credit to be made on the Effective Date and the application of the proceeds of such extensions of credit and
     (B) on any date after the Effective Date, the making of any extension of credit to be made on such date and the application of the proceeds of such extension of credit. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

       "Standby Letter of Credit":  as defined in subsection 3.10(b)(i)(1).

                                                                              26
       "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

       "Subsidiary Lockbox Agreement": each Lockbox Agreement executed and delivered by a Subsidiary pursuant to the Guarantee and Collateral Agreement, substantially in the form of Exhibit E or in such other form as shall be reasonably acceptable to the Agent, as the same may be amended, supplemented or otherwise modified from time to time (collectively, the "Subsidiary Lockbox Agreements").

       "Subsidiary Mortgage": each Mortgage to be executed and delivered by a Subsidiary, substantially in the form of the Borrower Mortgages, with such changes as the Agent shall deem necessary or desirable in order (i) to provide that such Subsidiary is the Mortgagor, (ii) to comply with and/or provide for specific laws of the jurisdictions in which the property to be encumbered is located, and (iii) to assure that the Agent has a perfected Lien on the property to be encumbered thereby securing such Subsidiary's Obligations (as such term is defined in the Guarantee and Collateral Agreement), or in such other form as the Agent shall reasonably require, with respect to (i) each parcel of real property listed on Schedule 5.8 for which the Agent requests a Mortgage and (ii) each parcel of After-Acquired Mortgage Property for which a mortgage is granted to the Agent pursuant to subsection 7.10, in each case as the same may be amended, supplemented or otherwise modified from time to time (collectively, the "Subsidiary Mortgages").

       "Swing Line Commitment": the obligation of the Swing Line Lender to make Swing Line Loans pursuant to subsection 3.6 in an aggregate amount at any one time outstanding not to exceed $5,000,000.

       "Swing Line Lender":  as defined in subsection 3.6.

       "Swing Line Loan Participation Certificate": a certificate substantially in the form of Exhibit F.
                    ---------

       "Swing Line Loans":  as defined in subsection 3.6.

       "Swing Line Note":  as defined in subsection 3.7(e).

       "Swing Line Participation Amount":  as defined in subsection 3.9(b).

                                                                              27
       "Term Loan Lender": any Lender with an unused Additional Term Loan Commitment hereunder and/or any Term Loans outstanding hereunder; collectively, the "Term Loan Lenders".

       "Term Loans": the collective reference to the Additional Term Loans and the Existing Term Loans.

       "Term Note": as defined in subsection 2.4(d); collectively, the "Term Notes".

       "Termination Date":  September 19, 2001.

       "Tranche": collectively, Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day); Tranches may be identified as "Eurodollar Tranches".

       "Tranche A Term Loans": as defined in subsection 2.1(a); collectively, the "Tranche A Term Loans".

       "Tranche A Term Loan Commitment": as to any Lender, its obligation to make an Additional Tranche A Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Additional Tranche A Term Loan Commitment" and/or to maintain its Existing Tranche A Term Loans as provided in subsection 2.1(a), as such amounts may be reduced from time to time pursuant to this Agreement or as such amounts may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Lenders, the "Tranche A Term Loan Commitments".

       "Tranche A Term Loan Commitment Percentage": as to any Tranche A Term Loan Lender at any time, the percentage of the aggregate Tranche A Term Loan Commitments then constituted by such Tranche A Term Loan Lender's Tranche A Term Loan Commitments (or, after the Tranche A Term Loans are made, the percentage of the aggregate Tranche A Term Loans then constituted by such Tranche A Term Loan Lender's Tranche A Term Loans).

       "Tranche A Term Loan Lender": any Lender with an unused Tranche A Term Loan Commitment hereunder and/or any Tranche A Term Loans outstanding hereunder; collectively, the "Tranche A Term Loan Lenders".

       "Tranche A Term Loan Termination Date": September 19, 2001 or, if such date is not a Business Day, the Business Day next preceding such date.

       "Tranche A Term Note": as defined in subsection 2.4(d); collectively, the "Tranche A Term Notes".

       "Tranche B Term Loan": as defined in subsection 2.1(b); collectively, the "Tranche B Term Loans".

       "Tranche B Term Loan Commitment": as to any Tranche B Term Loan Lender, its obligation to make an Additional Tranche B Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in
     Schedule 1.1 under the heading "Additional Tranche B Term Loan Commitment" and/or to maintain its Existing Tranche B Term Loans as provided in subsection 2.1(b), as such amounts may be reduced from time to time pursuant to this Agreement or as such amounts may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Tranche B Term Loan Lenders, the "Tranche B Term Loan Commitments".

       "Tranche B Term Loan Commitment Percentage": as to any Tranche B Term Loan Lender at any time, the percentage of the aggregate Tranche B Term Loan Commitments then constituted by such Tranche B Term Loan Lender's Tranche B Term Loan Commitments (or, after the Tranche B Term Loans are made, the percentage of the aggregate Tranche B Term Loans then constituted by such Tranche B Term Loan Lender's Tranche B Term Loans).

       "Tranche B Term Loan Lender": any Lender with an unused Tranche B Term Loan Commitment hereunder and/or any Tranche B Term Loans outstanding hereunder; collectively, the "Tranche B Term Loan Lenders".

       "Tranche B Term Loan Termination Date": April 30, 2003 or, if such date is not a Business Day, the Business Day next preceding such date.

       "Tranche B Term Note": as defined in subsection 2.4(d); collectively, the "Tranche B Term Notes".

       "Tranche C Term Loan": as defined in subsection 2.1(c); collectively, the "Tranche C Term Loans".

       "Tranche C Term Loan Commitment": as to any Tranche C Term Loan Lender, its obligation to make a Tranche C Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Tranche C Term Loan Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Tranche C Term Loan Lenders, the "Tranche C Term Loan Commitments".

       "Tranche C Term Loan Commitment Percentage": as to any Tranche C Term Loan Lender at any time, the percentage of the aggregate Tranche C Term Loan Commitments then constituted by such Tranche C Term Loan Lender's Tranche C Term Loan Commitments (or, after the Tranche C Term Loans are made, the percentage of the aggregate Tranche C Term Loans then constituted by such Tranche C Term Loan Lender's Tranche C Term Loans).

       "Tranche C Term Loan Lender": any Lender with an unused Tranche C Term Loan Commitment hereunder and/or any Tranche C Term Loans outstanding hereunder; collectively, the "Tranche C Term Loan Lenders".

       "Tranche C Term Loan Termination Date": September 30, 2003 or, if such date is not a Business Day, the Business Day next preceding such date.

       "Tranche C Term Note": as defined in subsection 2.4(d); collectively, the "Tranche C Term Notes".

       "Transferee":  as defined in subsection 13.6(f).

       "Transition Services Agreement": the letter agreement Re: Transitional Services, dated September 19, 1995, among the Borrower, Pet and Pillsbury.

       "Type":  as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

       "UBS":  UBS Capital LLC, a New York limited liability company.

       "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

       "VDK Foods":  as defined in the recitals to this Agreement.

       "VDK Foods Acknowledgement and Consent":   an Acknowledgement and Consent
     to be executed and delivered by VDK Foods substantially in the form of Exhibit G.

       "VDK Foods Agreement":   the VDK Foods Agreement, dated as of September
     19, 1995, made by VDK Foods in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

       1.2 Other Definitional Provisions; Financial Calculations. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

       (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

       (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

       (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

       (e) Notwithstanding anything to the contrary herein, for purposes of making all calculations in connection with the covenants contained in Section 8, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the date of this Agreement consistently applied. In the event of any material difference at any time between GAAP in effect on the date of this Agreement and GAAP from time to time in effect, the certificate of a Responsible Officer required pursuant to subsection 7.2(b)(ii) shall include a reconciliation of the calculations required thereby with the financial statements being delivered with such certificate.

       (f) The parties hereto acknowledge that the Borrower has no Subsidiaries as of the date hereof. However, references in this Agreement to Subsidiaries of the Borrower and to consolidated and consolidating financial statements have been included in case the Borrower has any Subsidiaries in the future.

             SECTION 2.  AMOUNT AND TERMS OF TERM LOAN COMMITMENTS

       2.1 Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans.
(a) The Borrower acknowledges and confirms that certain of the Existing Lenders have made Tranche A Term Loans (collectively, the "Existing Tranche A Term Loans") to it under the Existing Credit Agreement in an aggregate principal amount currently outstanding of $48,750,000. The Borrower hereby represents, warrants, agrees, covenants and reaffirms that: (i) it has no (and it permanently and irrevocably waives, and releases the Agent and the Lenders from, any, to the extent arising on or prior to the Effective Date) defense, setoff, claim or counterclaim against the Agent or any Lender in regard to its Obligations in respect of the Existing Tranche A Term Loans and (ii) reaffirms its obligation to pay the Existing Tranche A Term Loans in accordance with the terms and provisions of this Agreement and the other Loan Documents. Subject to the terms and conditions hereof, each Tranche A Term Loan Lender severally agrees to maintain its Existing Tranche A Term Loans and to make additional Tranche A Term Loans (an "Additional Tranche A Term Loan"; collectively, the "Additional Tranche A Term Loans") to the Borrower on the Effective Date in an amount not to exceed the amount of the Additional Tranche A Term Loan Commitment of such Tranche A Term Loan Lender then in effect. From and after the Effective Date, the Existing Tranche A Term Loans and the Additional Tranche A Term Loans of each Lender shall be treated as one Tranche A Term Loan (a "Tranche A Term Loan") for purposes of this Agreement.

       (b) The Borrower acknowledges and confirms that certain of the Existing Lenders have made Tranche B Term Loans (collectively, the "Existing Tranche B Term Loans") to it under the Existing Credit Agreement in an aggregate principal amount currently outstanding of $40,000,000. The Borrower hereby represents, warrants, agrees, covenants and reaffirms that: (i) it has no (and it permanently and irrevocably waives, and releases the Agent and the Lenders from, any, to the extent arising on or prior to the Effective Date) defense, setoff, claim or counterclaim against the Agent or any Lender in regard to its Obligations in respect of the Existing Tranche B Term Loans and (ii) reaffirms its obligation to pay the Existing Tranche B Term Loans in accordance with the terms and provisions of this Agreement and the other Loan Documents. Subject to the terms and conditions hereof, each Tranche B Term Loan Lender severally agrees to maintain its Existing Tranche B Term Loans and to make additional Tranche B Term Loans (an "Additional Tranche B Term Loan"; collectively, the "Additional Tranche B Term Loans") to the Borrower on the Effective Date in an amount not to exceed the amount of the Additional Tranche B Term Loan Commitment of such Tranche B Term Loan Lender then in effect. From and after the Effective Date, the Existing Tranche B Term Loans and the Additional Tranche B Term Loans of each Lender shall be treated as one Tranche B Term Loan (a "Tranche B Term Loan") for purposes of this Agreement.

       (c) Subject to the terms and conditions hereof, each Tranche C Term Loan Lender severally agrees to make a term loan (a "Tranche C Term Loan"; collectively, the "Tranche C Term Loans", and together with the Additional Tranche A Term Loans and the Additional Tranche B Term Loans, the "Additional Term Loans") to the Borrower on the Effective Date in an amount not to exceed the amount of the Tranche C Term Loan Commitment of such Tranche C Term Loan Lender then in effect.

       (d) The Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsections 2.2 and 4.2; provided that the Additional Term Loans made on the Effective Date shall be made as ABR Loans.

       2.2 Procedure for Additional Term Loan Borrowing. The Borrower hereby requests (i) an Additional Tranche A Term Loan borrowing on the Effective Date in an amount equal to the aggregate amount of the Additional Tranche A Term Loan Commitments of the Tranche A Term Loan Lenders, (ii) an Additional Tranche B Term Loan borrowing on the Effective Date in an amount equal to the aggregate amount of the Additional Tranche B Term Loan Commitments of the Tranche B Term Loan Lenders and (iii) a Tranche C Term Loan borrowing on the Effective Date in an amount equal to the aggregate amount of the Tranche C Term Loan Commitments of the Tranche C Term Loan Lenders. The Additional Tranche A Term Loans, Additional Tranche B Term Loans and Tranche C Term Loans made on the Effective Date shall initially be ABR Loans. Each Tranche A Term Loan Lender will make the amount of its pro rata share of the Additional Tranche A Term Loans available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 13.2 prior to 10:00 A.M., New York City time, on the Effective Date in Dollars and in funds immediately available to the Agent. Each Tranche B Term Loan Lender will make the amount of its pro rata share of the Additional Tranche B Term Loans available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 13.2 prior to 10:00 A.M., New York City time, on the Effective Date in Dollars and in funds immediately available to the Agent. Each Tranche C Term Loan

Lender will make the amount of its pro rata share of the Tranche C Term Loans available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 13.2 prior to 10:00 A.M., New York City time, on the Effective Date in Dollars and in funds immediately available to the Agent. The Agent shall credit the account of the Borrower by 11:00 A.M., New York City time, on the Effective Date, on the books of such office of the Agent or such other account as specified by the Borrower with the aggregate of the amounts made available to the Agent by the Tranche A Term Loan Lenders, Tranche B Term Loan Lenders and Tranche C Term Loan Lenders and in like funds as received by the Agent.

       2.3 Repayment of Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Tranche A Term Loan Lender the principal amount of the Tranche A Term Loans made by such Tranche A Term Loan Lender in eleven consecutive semi-annual installments, payable on the last day of March and September of each calendar year commencing September 30, 1996 (or such earlier date on which the Tranche A Term Loans become due and payable pursuant to
Section 11), each of which installments on any such date shall be in an amount equal to such Tranche A Term Loan Lender's Term Loan Commitment Percentage of the amount set forth below opposite such installment, provided that the final installment of the Tranche A Term Loans shall be payable on the Termination
Date:

        Installment            Amount
        -----------            ------

       September 30, 1996    $3,500,000
       March 31, 1997        $4,500,000
       September 30, 1997    $5,500,000
       March 31, 1998        $6,500,000
       September 30, 1998    $7,500,000
       March 31, 1999        $8,500,000
       September 30, 1999    $10,000,000
       March 31, 2000        $11,250,000
       September 30, 2000    $11,625,000
       March 31, 2001        $12,125,000
       September 19, 2001    $12,750,000.

The Borrower hereby further agrees to pay to the Agent for the account of each Tranche A Term Loan Lender interest on the unpaid principal amount of the Tranche A Term Loans from time to time outstanding from the Closing Date (or such later date on which such Tranche A Term Loan was made, as the case may be) until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.4.

       (b) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Tranche B Term Loan Lender the principal amount of the Tranche B Term Loans made by such Tranche B Term Loan Lender in fourteen consecutive semi-annual installments, payable on the last day of March and September of each calendar year commencing September 30, 1996 (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to
Section 11), each of which installments on any such date shall be in an amount equal to such

Tranche B Term Loan Lender's Tranche B Term Loan Commitment Percentage of the amount set forth below opposite such installment, provided that the final installment of the Tranche B Term Loans shall be payable on the Tranche B Term Loan Termination Date:

        Installment             Amount
        -----------             ------
       September 30, 1996      $500,000
       March 31, 1997          $500,000
       September 30, 1997      $500,000
       March 31, 1998          $500,000
       September 30, 1998      $500,000
       March 31, 1999          $500,000
       September 30, 1999      $500,000
       March 31, 2000          $500,000
       September 30, 2000      $500,000
       March 31, 2001          $500,000
       September 30, 2001      $1,000,000
       March 31, 2002          $20,000,000
       September 30, 2002      $27,000,000
       April 30, 2003          $27,000,000

The Borrower hereby further agrees to pay to the Agent for the account of each Tranche B Term Loan Lender interest on the unpaid principal amount of the Tranche B Term Loans from time to time outstanding from May 6, 1996 (or such later date on which such Tranche B Term Loan was made) until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.4.

       (c) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Tranche C Term Loan Lender the principal amount of the Tranche C Term Loans made by such Tranche C Term Loan Lender in fifteen consecutive semi-annual installments, payable on the last day of March and September of each calendar year commencing September 30, 1996 (or such earlier date on which the Tranche C Term Loans become due and payable pursuant to
Section 11), each of which installments on any such date shall be in an amount equal to such Tranche C Term Loan Lender's Tranche C Term Loan Commitment Percentage of the amount set forth below opposite such installment, provided that the final installment of the Tranche C Term Loans shall be payable on the Tranche C Term Loan Termination Date:


        Installment             Amount
        -----------             ------
       September 30, 1996      $250,000
       March 31, 1997          $250,000
       September 30, 1997      $250,000
       March 31, 1998          $250,000
       September 30, 1998      $250,000
       March 31, 1999          $250,000
       September 30, 1999      $250,000

       March 31, 2000             $250,000
       September 30, 2000         $250,000
       March 31, 2001             $250,000
       September 30, 2001         $250,000
       March 31, 2002             $250,000
       September 30, 2002         $250,000
       March 31, 2003             $250,000
       September 30, 2003         $46,500,000


The Borrower hereby further agrees to pay to the Agent for the account of each Tranche C Term Loan Lender interest on the unpaid principal amount of the Tranche C Term Loans from time to time outstanding from the Effective Date (or such later date on which such Tranche C Term Loan was made) until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.4.

       2.4 Evidence of Tranche A Term Loan, Tranche B Term Loan and Tranche C Term Loan Debt. (a) Each Tranche A Term Loan Lender, Tranche B Term Loan Lender and Tranche C Term Loan Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Tranche A Term Loan Lender, Tranche B Term Loan Lender or Tranche C Term Loan Lender resulting from the Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan, as the case may be, made by such Tranche A Term Loan Lender, Tranche B Term Loan Lender or Tranche C Term Loan Lender, including the amounts of principal and interest payable and paid to such Tranche A Term Loan Lender, Tranche B Term Loan Lender or Tranche C Term Loan Lender from time to time under this Agreement.

       (b) The Agent shall record in the Register, with separate subaccounts therein for each Tranche A Term Loan Lender, Tranche B Term Loan Lender and Tranche C Term Loan Lender, (i) the amount of each Tranche A Term Loan, Tranche B Term Loan and Tranche C Term Loan made hereunder, the Type thereof and, in the case of Eurodollar Loans, each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Tranche A Term Loan Lender, Tranche B Term Loan Lender and each Tranche C Term Loan Lender hereunder and (iii) both the amount of any sum received by the Agent hereunder from the Borrower and each Tranche A Term Loan Lender's, Tranche B Term Loan Lender's or Tranche C Term Loan Lender's, as the case may be, share thereof, if any.

       (c) The entries made in the Register pursuant to subsection 2.4(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Tranche A Term Loan Lender, Tranche B Term Loan Lender or Tranche C Term Loan Lender to maintain any account pursuant to subsection 2.4(a) or the Agent to make recordings in the Register pursuant to subsection 2.4(b), or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan, as the case may be, made to the Borrower by such Tranche A Term Loan Lender, Tranche B Term Loan Lender or Tranche C Term Loan Lender in accordance with the terms of this Agreement.

       (d) The Borrower agrees that, upon the request to the Agent by any Tranche A Term Loan Lender, Tranche B Term Loan Lender or Tranche C Term Loan Lender, which request is communicated to the Borrower, the Borrower will execute and deliver (i) to such Tranche A Term Loan Lender upon the return to the Borrower of the note, if any, that the Borrower previously issued to such Tranche A Term Loan Lender evidencing such Tranche A Term Loan Lender's Existing Tranche A Term Loan, a promissory note of the Borrower dated the Closing Date, or such later date on which such Tranche A Term Loan was made, as the case may be (if such Tranche A Term Loan Lender had any Tranche A Term Loans outstanding on and prior to the Effective Date), or the Effective Date (if such Tranche A Term Loan Lender did not have any Tranche A Term Loans outstanding on and prior to the Effective Date) evidencing the Tranche A Term Loans made by such Tranche A Term Loan Lender, substantially in the form of Exhibit H (a "Tranche A Term Note"), payable to the order of such Tranche A Term Loan Lender and in a principal amount equal to the unpaid principal amount of the Tranche A Term Loans (including such Tranche A Term Loan Lender's Existing Tranche A Term Loan and Additional Tranche A Term Loan) made by such Tranche A Term Loan Lender,
(ii) to such Tranche B Term Loan Lender upon the return to the Borrower of the note, if any, that the Borrower previously issued to such Tranche B Term Loan Lender evidencing such Tranche B Term Loan Lender's Existing Tranche B Term Loan, a promissory note of the Borrower dated May 6, 1996 (if such Tranche B Term Loan Lender had any Tranche B Term Loans outstanding on and prior to the Effective Date) or the Effective Date (if such Tranche B Term Loan Lender did not have any Tranche B Term Loans outstanding on and prior to the Effective
Date) evidencing the Tranche B Term Loans made by such Tranche B Term Loan Lender, substantially in the form of Exhibit I (a "Tranche B Term Note"), payable to the order of such Tranche B Term Loan Lender and in a principal amount equal to the unpaid principal amount of the Tranche B Term Loans (including such Tranche B Term Loan Lender's Existing Tranche B Term Loan and Additional Tranche B Term Loan) made by such Tranche B Term Loan Lender and/or
(iii) to such Tranche C Term Loan Lender a promissory note of the Borrower dated the Effective Date evidencing the Tranche C Term Loans made by such Tranche C Term Loan Lender, substantially in the form of Exhibit J (a "Tranche C Term Note"), payable to the order of such Tranche C Term Loan Lender and in a principal amount equal to the unpaid principal amount of the Tranche C Term Loan made by such Tranche C Term Loan Lender. Each Tranche A Term Loan Lender, Tranche B Term Loan Lender and each Tranche C Term Loan Lender is hereby authorized to record the date, Type and amount of each Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan, as the case may be, made by such Tranche A Term Loan Lender, Tranche B Term Loan Lender or Tranche C Term Loan Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of its Tranche A Term Note, Tranche B Term Note or its Tranche C Term Note, as the case may be, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Tranche A Term Loans, the Tranche B Term Loans or the Tranche C Term Loans, as the case may be, made to the Borrower in accordance with the terms of this Agreement.

         SECTION 3.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

       3.1 Revolving Credit Commitments. (a) The Borrower acknowledges and confirms that it has as of the Effective Date no outstanding Revolving Credit Loans under the Existing Credit Agreement. The Borrower hereby represents, warrants, agrees, covenants and reaffirms that: (i) it has no (and it permanently and irrevocably waives, and releases the Agent and the Lenders from, any, to the extent arising on or prior to the Effective Date) defense, setoff, claim or counterclaim against the Agent or any Lender in regard to its Obligations in respect of such existing Revolving Credit Loans and (ii) reaffirms its obligation to pay such existing Revolving Credit Loans in accordance with the terms and provisions of this Agreement and the other Loan Documents. Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (collectively, "Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Revolving Credit Lender's Revolving Credit Commitment Percentage of (i) the then outstanding Swing Line Loans and (ii) the then outstanding L/C Obligations, does not exceed the amount of such Revolving Credit Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period, the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

       (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsections 3.2 and 4.2; provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

       3.2 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 13.2 prior to 2:00 P.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent crediting the account of the Borrower on the books of such office prior to 3:00 P.M., New York City time, on such Borrowing Date with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

       3.3 Commitment and Other Fees. (a) The Borrower agrees to pay to the Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Revolving Credit Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the Closing Date.

       (b) The Borrower agrees to pay to Chase the amounts and fees set forth in the Fee Letter dated June 25, 1996 among Chemical Bank, CSI and the Borrower in the amounts and on the dates set forth therein.

       3.4 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than one Business Day's prior notice to the Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans then outstanding, when added to the then outstanding L/C Obligations and Swing Line Loans, would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

       3.5 Repayment of Revolving Credit Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 11). The Borrower hereby further agrees to pay to the Agent for the account of each Revolving Credit Lender interest on the unpaid principal amount of the Revolving Credit Loans from time to time outstanding from the Closing Date until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.4.

       (b) Each Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Revolving Credit Lender resulting from each Revolving Credit Loan of such Revolving Credit Lender from time to time, including the amounts of principal and interest payable and paid to such Revolving Credit Lender from time to time under this Agreement.

       (c) The Agent shall record in the Register, with separate subaccounts for each Revolving Credit Lender, (i) the amount and Borrowing Date of each Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto,
(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Revolving Credit Lender hereunder and
(iii) both the amount of any sum received by the Agent hereunder from the Borrower and each Revolving Credit Lender's share thereof.

       (d) The entries made in the Register pursuant to subsection 3.5(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Revolving Credit Lender to maintain any account pursuant to subsection 3.5(b) or the Agent to make recordings in the Register pursuant to subsection 3.5(c), or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Revolving Credit Loans made to such Borrower by such Revolving Credit Lender in accordance with the terms of this Agreement.

       (e) The Borrower agrees that, upon the request to the Agent by any Revolving Credit Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to such Revolving Credit Lender a promissory note of the Borrower dated the Closing Date evidencing the Revolving Credit Loans of such Revolving Credit Lender, substantially in the form of Exhibit K with appropriate insertions as to date and principal amount (a "Revolving Credit Note"). Each Revolving Credit Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made by such Revolving Credit Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Revolving Credit Loans made to the Borrower in accordance with the terms of this Agreement.

       3.6 Swing Line Commitment. Subject to the terms and conditions hereof, Chase (in such capacity, the "Swing Line Lender") agrees to make a portion of the Revolving Credit Commitments available to the Borrower during the Revolving Credit Commitment Period by making swing line loans ("Swing Line Loans") to the Borrower in an aggregate principal amount not to exceed at any one time outstanding the Swing Line Commitment; provided that (a) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect and (b) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the Aggregate Revolving Credit Outstandings of all the Revolving Credit Lenders would exceed the Revolving Credit Commitments at such time. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing Swing Line Loans all in accordance with the terms and conditions hereof. Swing Line Loans may be ABR Loans only.

       3.7 Repayment of Swing Line Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of the Swing Line Lender the then unpaid principal amount of the Swing Line Loans on the Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 11). The Borrower hereby further agrees to pay to the Agent for the account of the Swing Line Lender interest on the unpaid principal amount of the Swing Line Loans from time to time outstanding from the Closing Date until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.4.

       (b) The Swing Line Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to the Swing Line Lender resulting from the Swing Line Loans made by the Swing Line Lender from time to time, including the amounts of principal and interest payable and paid to the Swing Line Lender from time to time under this Agreement.

       (c) The Agent shall record in the Register (i) the amount and Borrowing Date of each Swing Line Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Swing Line Lender hereunder and (iii) the amount of any sum received by the Agent hereunder in respect of Swing Line Loans.

       (d) The entries made in the Register pursuant to subsection 3.7(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Swing Line Lender to maintain any account pursuant to subsection 3.7(b) or the Agent to make recordings in the Register pursuant to subsection 3.7(c), or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Swing Line Loans made to the Borrower by the Swing Line Lender in accordance with the terms of this Agreement.

       (e) The Borrower agrees that, upon the request to the Agent by the Swing Line Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to the Swing Line Lender a promissory note of the Borrower, dated the Closing Date, evidencing the Swing Line Loans of the Swing Line Lender, substantially in the form of Exhibit L with appropriate insertions as to date and principal amount (a "Swing Line Note"). The Swing Line Lender is hereby authorized to record the date and amount of each Swing Line Loan made by the Swing Line Lender and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Swing Line Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Swing Line Loans made to the Borrower by the Swing Line Lender in accordance with the terms of this Agreement.

       3.8 Procedure for Borrowing Swing Line Loans. (a) Whenever the Borrower desires that the Swing Line Lender make Swing Line Loans under subsection 3.6, it shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 12:00 Noon, New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Credit Commitment Period). Each borrowing under the Swing Line Commitment shall be in a minimum amount of $150,000 or a whole multiple of $50,000 in excess thereof. Not later than 2:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swing Line Loans, the Swing Line Lender shall make available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 13.2 an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line Lender. The Agent shall make the proceeds of such Swing Line Loan available to the Borrower not later than 3:00 P.M., New York City time, on such Borrowing Date by crediting the account of the Borrower, on the books of such office, with such proceeds in immediately available funds.

       (b) The Swing Line Lender, at any time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf) request each Revolving Credit Lender including the Swing Line Lender, to make a Revolving Credit Loan in an amount equal to such Lender's Revolving Credit Commitment Percentage of the amount of the Swing Line Loans outstanding on the date such notice is given (the "Refunded Swing Line Loans"). Unless any of the events described in Section 11(f) shall have occurred (in which event the procedures of subsection 3.9(b) shall apply) each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available to the Agent for the account of the Swing Line Lender at the office of the Agent specified in subsection 13.2 prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans. Effective on the day such Revolving Credit Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans, shall no longer be due under any Swing Line Note and shall be due under the respective Revolving Credit Loans issued to the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages. The Borrower authorizes the Swing Line Lender to charge the Borrower's accounts with the Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full such Refunded Swing Line Loans.

       3.9 Swing Line Loan Participations. (a) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if a Default under Section 11(a) or an Event of Default shall have occurred and be continuing. The Swing Line Lender shall notify the Borrower of such election not to make any Swing Line Loans unless the Event of Default is of the type specified in Section 11(f).

       (b) If prior to the repayment of any Swing Line Loan or the making of Revolving Credit Loans pursuant to subsection 3.8(b), one of the events described in Section 11(f) shall have occurred, each Revolving Credit Lender shall on the date such Revolving Credit Loan was to have been made pursuant to the notice in subsection 3.8(a) purchase an undivided participating interest in the Refunded Swing Line Loans in an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of Swing Line Loans then outstanding (the "Swing Line Participation Amount"). On the date of such purchase, each Revolving Credit Lender shall transfer to the Swing Line Lender, in immediately available funds, such Revolving Credit Lender's Swing Line Participation Amount and upon receipt thereof the Swing Line Lender shall deliver to such Revolving Credit Lender a Swing Line Loan Participation Certificate dated the date of the Swing Line Lender's receipt of such funds and in an amount equal to such Revolving Credit Lender's Swing Line Participation Amount.

       (c) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Revolving Credit Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Revolving Credit Lender its pro rata share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

       (d) Each Revolving Credit Lender's obligation to purchase participating interests pursuant to subsection 3.9(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by any of the Loan Parties or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

       3.10 L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Revolving Credit Lenders set forth in subsection 3.13(a), agrees to issue Letters of Credit for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Bank; provided that the Issuing Bank shall have no obligation to, and shall not, issue any Letter of Credit if, after giving effect to such issuance,
(i) the L/C Obligations would exceed the L/C Commitment or (ii) the Available Revolving Credit Commitments would be less than zero.

       (b) Each Letter of Credit shall:

          (i) be denominated in Dollars and shall be either (1) a standby letter of credit issued to support obligations of the Borrower, contingent or otherwise, in connection with the working capital and business needs of the Borrower in the ordinary course of business (a "Standby Letter of Credit") or (2) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business (a "Commercial Letter of Credit");

          (ii) expire no later than the earlier of (A) five Business Days prior to the Termination Date and (B) one year after the date of issuance thereof, provided that, subject to clause (A) above, any such Letter of Credit may, at the request of the Borrower as set forth in the applicable Application or prior to expiration thereof, be automatically renewed on each anniversary of the issuance thereof for an additional period of one year unless the Issuing Bank shall have given 60 days' prior written notice to the Borrower and the beneficiary of such Letter of Credit that such Letter of Credit will not be renewed; and

          (iii) have a face amount equal to at least $100,000.

       (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

       (d) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

       3.11 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may request. The Issuing Bank shall notify the Revolving Credit Lenders promptly of the receipt of any request pursuant to the immediately preceding sentence. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Borrower. The Issuing Bank shall furnish a copy of such Letter of Credit to the Agent and the Borrower promptly following the issuance thereof.

       3.12 Fees, Commissions and Other Charges. (a) The Borrower shall pay to the Agent, for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit, computed for the period from the date of issuance of such Letter of Credit or the immediately preceding L/C Fee Payment Date, as the case may be, to the next L/C Fee Payment Date to occur thereafter at a rate per annum equal to 1/4 of 1%, calculated on the basis of a 360-day year for actual days elapsed, of the aggregate amount available to be drawn under such Letter of Credit during the period for which such fee is calculated. Such fronting fee shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of such Letter of Credit and on the Termination Date and shall be nonrefundable.

       (b) The Borrower shall pay to the Agent, for the account of the L/C Participants and the Issuing Bank, a letter of credit commission with respect to each Letter of Credit, computed for the period from the date of issuance of such Letter of Credit or the immediately preceding L/C Fee Payment Date, as the case may be, to the next L/C Fee Payment Date to occur thereafter at a rate per annum equal to the Applicable Margin for Revolving Credit Loans that are Eurodollar Loans in effect from time to time (the "Revolving Credit Fee Percentage"), calculated on the basis of a 360-day year for actual days elapsed, of the aggregate amount available to be drawn under such Letter of Credit during the period for which such fee is calculated, to be shared ratably among the L/C Participants in accordance with their respective Revolving Credit Commitment Percentages. Such commissions shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of such Letter of Credit and shall be nonrefundable.

       (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

       (d) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

       3.13 L/C Participations. (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, in order to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

       (b) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to subsection 3.13(a) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is paid to the Issuing Bank within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.13(a) is not in fact made available to the Issuing Bank by such L/C Participant within three Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

       (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.13(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

       3.14 Reimbursement Obligation of the Borrower. (a) The Issuing Bank shall notify the Borrower promptly of each drawing under a Letter of Credit. The Borrower agrees to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

       (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this subsection 3.14 (i) from the date the draft presented under the affected Letter of Credit is paid to the date on which the Borrower is required to pay such amounts pursuant to paragraph (a) of this subsection, at the rate which would then be payable on any Revolving Credit Loans that are ABR Loans, and (ii) thereafter, until payment in full, at the rate which would be payable on any outstanding Revolving Credit Loans that are ABR Loans which were then overdue.

       (c) Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Agent for a borrowing pursuant to subsection 3.2 of ABR Loans in the amount of such drawing (but without any requirement for compliance with the prior notice or minimum borrowing amount provisions of subsection 3.2 or the conditions set forth in subsection 6.2). The Borrowing Date with respect to such borrowing shall be the date of such drawing and each Revolving Credit Lender shall make its Revolving Credit Commitment Percentage of such borrowing available to the Agent on such date to be used to repay the Reimbursement Obligation created by such drawing. The Issuing Bank shall notify the Revolving Credit Lenders promptly of each drawing under a Letter of Credit to be reimbursed pursuant to this subsection 3.14(c).

       3.15 Obligations Absolute. (a) The Borrower's obligations under this
Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank, any Lender or any beneficiary of a Letter of Credit.

       (b) The Borrower also agrees with the Issuing Bank and the Lenders that, subject to subsection 3.15(d), neither the Issuing Bank nor any Lender shall be responsible for, and the Borrower's Reimbursement Obligations under subsection 3.14(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or
(iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

       (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors, omissions, interruptions or delays caused by the Issuing Bank's gross negligence or willful misconduct.

       (d) The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, and to the extent not inconsistent therewith, the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Bank to the Borrower.

       3.16 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall, within a reasonable time after its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Letter of Credit. The Issuing Bank shall also promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

       3.17 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this
Section 3, the provisions of this Section 3 shall apply.

       3.18 Quarterly Reports. The Issuing Bank shall furnish to each Revolving Credit Lender a quarterly report with respect to Letters of Credit issued or outstanding during such quarter and any drawings thereunder.


       SECTION 4.  GENERAL PROVISIONS APPLICABLE TO EXTENSIONS OF CREDIT

       4.1 Optional and Mandatory Prepayments. (a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice to the Agent prior to 11:00 A.M., New York City time, one Business Day prior to such prepayment, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall notify each affected Lender thereof on the date of receipt of such notice. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 4.11 and, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid. Prepayments of the Term Loans pursuant to this subsection 4.1(a) shall be applied to the prepayment of the Tranche A Term Loans, Tranche B Term Loans and the Tranche C Term Loans pro rata. Partial prepayments of the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans pursuant to this subsection 4.1(a) shall be applied to the remaining installments of principal thereof pro rata. Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.

       (b) If with respect to any fiscal year of the Borrower, commencing with its fiscal year ending June 30, 1996, the Borrower shall have Excess Cash Flow for such fiscal year, (i) the Term Loans shall be prepaid in an aggregate amount equal to the Excess Cash Flow Percentage of such Excess Cash Flow and (ii) after the Term Loans shall have been prepaid in full, the Revolving Credit Commitments shall be permanently reduced in an aggregate amount equal to the Excess Cash Flow Percentage of such Excess Cash Flow. The Revolving Credit Loans and Swing Line Loans shall be prepaid and the Letters of Credit shall be cash collateralized or replaced to the extent such extensions of credit exceed the amount of the Revolving Credit Commitments as so reduced. Each such prepayment shall be made on or before the date which is 90 days after the end of such fiscal year.

       (c) Unless the Required Lenders otherwise agree, the Term Loans shall be prepaid and, after the Term Loans shall have been prepaid in full, the Revolving Credit Commitments shall be permanently reduced with 100% of the Net Proceeds of
(i) any Indebtedness incurred by any Loan Party on or after the Closing Date (other than (A) the Senior Subordinated Notes, (B) any Indebtedness permitted pursuant to subsection 8.2 (other than subsection 8.2(d)), (C) the Senior Convertible Loan and (D) the unsecured loan referred to in subsection 6.1(c)(iii)) and (ii) the sale or issuance of Capital Stock by VDK Foods or any of its Subsidiaries on or after the Closing Date (other than (A) the issuance of additional shares of Capital Stock by the Borrower or any of its Subsidiaries to Holdings or any of its Subsidiaries (provided that such shares of Capital Stock are pledged to the Agent, for the benefit of the Lenders, pursuant to the Guarantee and Collateral Agreement) and (B) as contemplated by subsection 6.1(c)) and (iii) any Asset Sale by the Borrower or any of its Subsidiaries, (other than any Asset Sale permitted pursuant to (x) subsection 8.6(a) to the extent the assets disposed of in such Asset Sale are replaced with Replacement Assets within 120 days following the date of such Asset Sale or (y) subsection 8.6(d)), provided that, if the Net Proceeds realized from any such Asset Sale (or series of related Asset Sales) are less than $500,000, such Net Proceeds shall not be applied to the prepayment of the Term Loans and the permanent reduction of the Revolving Credit Commitments pursuant to this subsection until such time as the aggregate amount of such Net Proceeds exceeds $1,000,000, and then if the Net Proceeds realized from any such Asset Sale (or series of related Asset Sales) are at least equal to $100,000, such Net Proceeds shall be applied to the prepayment of the Term Loans and the permanent reduction of the Revolving Credit Commitments pursuant to this subsection, and provided further that, Net Proceeds of the Celeste Sale in excess of $45,000,000 shall be used, to the extent required, to prepay the Senior Convertible Loan. Each such prepayment shall be made on or before the date which is two Business Days after the date any Loan Party receives such Net Proceeds.

       (d) Prepayments of the Term Loans pursuant to subsection 4.1(b) and 4.1(c) shall be applied to the prepayment of the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans pro rata and shall be applied to the remaining installments thereof on a pro rata basis. If, after giving effect to any permanent reduction in the Revolving Credit Commitments pursuant to subsection 4.1(b) or 4.1(c), the aggregate principal amount of the Revolving Credit Loans then outstanding, when added to the then outstanding L/C Obligations and Swing Line Loans, would exceed the Revolving Credit Commitments as so reduced, then the Revolving Credit Loans and Swing Line Loans shall be prepaid and the Letters of Credit shall be cash collateralized or replaced to the extent of such excess. Prepayments of outstanding Revolving Credit Loans pursuant to this subsection 4.1(d) shall be applied to the prepayment of such Revolving Credit Loans pro rata. Amounts to be applied pursuant to this subsection 4.1(d) to the prepayment of Term Loans, Revolving Credit Loans and/or Swing Line Loans shall be applied, as applicable, first to reduce outstanding Term Loans, Revolving Credit Loans and/or Swing Line Loans which are ABR Loans. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Term Loans and/or Revolving Credit Loans which are Eurodollar Loans immediately and/or shall be deposited in the Prepayment Account (as defined below). The Agent shall apply any cash deposited in the Prepayment Account (i) allocable to Tranche A Term Loans to prepay Tranche A Term Loans which are Eurodollar Loans, (ii) allocable to Tranche B Term Loans to prepay Tranche B Term Loans which are Eurodollar Loans, (iii) allocable to Tranche C Term Loans to prepay Tranche C Term Loans which are Eurodollar Loans and (iv) allocable to Revolving Credit Loans to prepay Revolving Credit Loans which are Eurodollar Loans, in each case on the last day of the respective Interest Periods therefor (or, at the direction of the Borrower, on any earlier date) until all outstanding Term Loans and/or Revolving Credit Loans which are Eurodollar Loans have been prepaid or until all cash on deposit in the Prepayment Account (including, without limitation, interest earned thereon) with respect to such Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower with the Agent and over which the Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this subsection 4.1(d). The Agent will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Cash Equivalents that mature prior to the last day of the applicable Interest Periods of the Eurodollar Loans to be prepaid, provided that (i) the Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Agent to be in, or would result in any, violation of any Requirement of Law and (ii) the Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Loans on the last day of the applicable Interest Periods therefor is not less than the amount that would have been available had no investments been made. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited and reinvested and disbursed as described above. If the maturity of the Loans has been accelerated pursuant to Section 11, the Agent shall first apply all amounts on deposit in the Prepayment Account to prepay the outstanding Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans pro rata and, then, to prepay any outstanding Revolving Credit Loans. The Borrower hereby grants to the Agent, for its benefit and the benefit of the Lenders, a security interest in the Prepayment Account to secure the Obligations.

       4.2 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent at least one Business Day's prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto (or on any other day if on the date of such conversion the Borrower pays to the Agent for the account of the applicable Lenders accrued interest on such Eurodollar Loans to the date of such conversion together with all amounts payable under subsection 4.11). The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Agent shall promptly notify each affected Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Agent has or the Required Lenders have determined that such a conversion is not appropriate and
(ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date (in the case of conversions of Revolving Credit Loans) or the date of the final installment of principal of the respective Term Loans (in the case of conversions of any Term Loans).

       (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Agent has or the Required Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date (in the case of continuations of Revolving Credit Loans) or the date of the final installment of principal of the respective Term Loans (in the case of continuations of any Term Loans) and provided, further, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

       4.3 Minimum Amounts and Maximum Number of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $500,000 in excess thereof. In no event shall there be more than seven Eurodollar Tranches outstanding at any time.

       4.4 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

       (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

       (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise, but taking into account any applicable grace period under Section 11(a)), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of overdue interest, commitment fees or other amounts due and payable hereunder, the rate described in subsection 4.4(b) plus 2%, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment).

       (d) Interest shall be payable in Dollars and in arrears on each Interest Payment Date and the Termination Date, provided that interest accruing pursuant to subsection 4.4(c) shall be payable from time to time on demand.

       4.5 Computation of Interest and Fees. (a) Commitment fees and interest shall be calculated on the basis of a 360-day year for the actual days elapsed, except that whenever interest is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Agent shall as soon as practicable, notify the Borrower and the affected Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirement shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall, as soon as practicable, notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

       (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to subsection 4.4(a).

       4.6 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

       (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

       (b) the Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the affected Lenders as soon as practicable thereafter. If such notice is given
(x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

       4.7 Pro Rata Treatment and Payments. (a) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 P.M., New York City time, on the due date thereof to the Agent, for the account of the Revolving Credit Lenders or the Term Loan Lenders, as the case may be, at the Agent's office specified in subsection 13.2, in Dollars and in immediately available funds. Payments received by the Agent after such time shall be deemed to have been received on the next Business Day. The Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest shall be payable thereon at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. If, and to the extent that, on any Business Day the Agent receives any payment hereunder or under the other Loan Documents (including any such payment representing a realization upon the Collateral), and such payment is not sufficient to pay in full all principal, interest and fees then due and payable hereunder, the Agent shall apply such payment ratably to all such amounts then due and payable.

       (b) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its portion of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective

Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's portion of such borrowing is not made available to the Agent by such Lender within three Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower, without prejudice to any right or claim the Borrower may have against such Lender.

       (c) Each borrowing by the Borrower of Revolving Credit Loans shall be made ratably from the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages. Any reduction of the Revolving Credit Commitments shall be made ratably among the Revolving Credit Lenders, in accordance with their respective Revolving Credit Commitment Percentages.

       4.8 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, then such Lender shall give notice of such illegality to the Agent and the Borrower. Upon such adoption or change, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be suspended until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans as contemplated by this Agreement and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 4.11. Any Lender giving notice pursuant to the first sentence of this subsection shall notify the Agent and the Borrower at such time as the circumstances giving rise to the initial notice shall cease to exist.

       4.9 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date:

          (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes, changes in the rate of tax on the overall net income of such Lender and taxes imposed as a result of any future, present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note));

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall, within 10 Business Days after receipt by the Borrower of such Lender's written demand (with a copy to the Agent), pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable. If any Lender has demanded compensation under this subsection 4.9(a) with respect to any Eurodollar Loan, the Borrower shall have the option to convert immediately such Eurodollar Loan into an ABR Loan until the circumstances giving rise to such demand for compensation no longer apply; provided, that (i) no such conversion shall affect the Borrower's obligation to pay compensation as provided herein which is due with respect to the period prior to such conversion and (ii) on the date of such conversion the Borrower shall pay to the Agent for the benefit of the relevant Lender accrued interest on such Eurodollar Loan to the date of conversion, together with any amounts payable pursuant to subsection 4.11.

       (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the Closing Date, shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 10 Business Days after receipt by the Borrower of such Lender's written demand (with a copy to the Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

       (c) If any Lender becomes entitled to claim any additional amounts pursuant to subsection 4.9(a) or (b), it shall promptly notify the Borrower (with a copy to the Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Agent) shall be conclusive in the absence of manifest error. The Borrower shall not be obligated to compensate any Lender pursuant to this subsection 4.9 for amounts accruing prior to the date which is 180 days before such Lender notifies the Borrower of such event, provided that such notice need not include a computation of amounts in respect thereof. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

       4.10 Taxes. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes, franchise taxes (imposed in lieu of net income taxes) and capital taxes imposed on the Agent or any Lender (or Transferee) as a result of any future, present or former connection between the Agent or such Lender (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender (or Transferee) having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender (or Transferee) hereunder or under any Note, the amounts so payable to the Agent or such Lender (or Transferee) shall be increased ("increased amounts") by the amounts necessary so that after making all required deductions and withholdings (including, without limitation, the payment of all Non-Excluded Taxes) the Agent or such Lender (or Transferee) receives the amounts equal to the interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrower, the Borrower shall promptly send to the Agent for its own account or for the account of such Lender (or Transferee), as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof or other evidence of remittance of Non-Excluded Taxes reasonably acceptable to the Agent. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other reasonably acceptable evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The Borrower will indemnify each Lender (or Transferee) and the Agent for the amount of Non-Excluded Taxes paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. The agreements in this subsection 4.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

       (b) Each Lender (and each Transferee) that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

          (i) in the case of a Lender or a Transferee that is a "bank" under
       Section 881(c)(3)(A) of the Code:

            (A) on or before the date it becomes a party to this Agreement (or, in the case of a Loan Participant, on or before the date such Loan Participant becomes a Loan Participant hereunder) and on or before the date, if any, such Lender (or Transferee) changes its applicable lending office (a "New Lending Office"), deliver to the Borrower and the Agent
          (y) two properly completed and duly executed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (z) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

            (B) deliver to the Borrower and the Agent two further properly completed and duly executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower or the Agent; and

            (C) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower;

          (ii) in the case of a Lender or a Transferee that is not a "bank" under Section 881(c)(3)(A) of the Code:

            (A) on or before the date it becomes a party to this Agreement (or, in the case of a Loan Participant, on or before the date such Loan Participant becomes a Loan Participant hereunder) deliver to the Borrower and the Agent (I) a statement under penalties of perjury that such Lender (x) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and
          (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

            (B) deliver to the Borrower and the Agent two further properly completed and duly executed copies of said Form W-8, or any successor applicable form on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower; and

            (C) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by the Borrower or the Agent;

unless in any such case any change in law or regulation has occurred subsequent to the date such Lender (or Transferee) became a party to this Agreement (or in the case of a Loan Participant, the date such Loan Participant became a Loan Participant hereunder) which renders all such forms inapplicable or which would prevent such Lender from properly completing and executing any such form with respect to it and such Lender so advises the Borrower and the Agent in writing no later than 15 calendar days before any payment hereunder or under any Note is due. Each such Lender (and each Transferee) shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9 delivered pursuant to subsection 4.10(b)(i), that it is entitled to an exemption from United States backup withholding tax.

       (c) The Borrower shall not be required to indemnify any Lender (or Transferee), or to pay any increased amounts to any Lender (or Transferee) in respect of any Non-Excluded Tax, pursuant to this subsection 4.10 to the extent that (i) any obligation to withhold or deduct amounts with respect to tax existed on the date such Lender (or Transferee) became a party to this Agreement (or, in the case of a Transferee that is a Loan Participant, on the date such Loan Participant became a Loan Participant hereunder) or, with respect to payments to a New Lending Office, the date such Lender (or Transferee) designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the written request of the Borrower, or (ii) any Lender (or Transferee) fails to comply in full with the provisions of subsection 4.10(b) hereof.

       (d) If a Lender (or Transferee) or the Agent shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Non-Excluded Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid increased amounts, pursuant to this subsection 4.10, it shall promptly notify the Borrower of the availability of such refund claim and shall make the appropriate claim to such Governmental Authority for such refund. If a Lender (or Transferee) or the Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Non-Excluded Tax as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid increased amounts, pursuant to this subsection 4.10, it shall within 30 days from the date of such receipt pay over such refund to the Borrower, net of all out-of-pocket third-party expenses of such Lender (or Transferee) or the Agent.

       4.11 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans or converting any Eurodollar Loans to ABR Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

       4.12  Change of Lending Office; Filing of Certificates or Documents.
Each Lender agrees that if it makes any demand for payment, or becomes entitled to any increased amounts, under subsection 4.8, 4.10 or 4.11(a) or if any adoption or change of the type described in subsection 4.9 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office or file any certificate or document reasonably requested in writing by the Borrower if such action would reduce or obviate the need for the Borrower to make payments under subsection 4.8, 4.10 or 4.11(a) or would eliminate or reduce the effect of any adoption or change described in subsection 4.9.

       4.13 Replacement Lenders. In the event that the Borrower becomes obligated to pay additional amounts or increased amounts to, or receives notice from, any Lender pursuant to subsection 4.8, 4.9 or 4.10 then, unless such Lender has theretofore removed or cured the conditions which result in the obligation to pay such additional amounts or increased amounts, the Borrower may, on ten Business Days' prior written notice to the Agent and such Lender, cause such Lender to (and such Lender shall) assign pursuant to subsection 13.6(c) all of its rights and obligations under this Agreement to another bank or financial institution which is willing to become a Lender and is acceptable (which acceptance shall not be unreasonably withheld) to the Agent, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans, any accrued but unpaid commitment fees in respect of such Lender's Commitment and any other amounts payable to such Lender under this Agreement (including, without limitation, amounts payable under subsection 4.11).


                   SECTION 5.  REPRESENTATIONS AND WARRANTIES

       To induce the Agent and the Lenders to amend and restate the Existing Credit Agreement and to maintain and make their respective Loans and issue or participate in the Letters of Credit, Holdings and the Borrower hereby represent and warrant to the Agent and each Lender that:

       5.1 Financial Condition. (a) The unaudited balance sheets of the Borrower as at March 30, 1996 and the related unaudited statements of income and changes in stockholders' equity and of cash flows of the Borrower for the operating period from September 19, 1995 through March 30, 1996, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the financial condition of the Borrower as at such dates, and the results of its operations and its cash flows for the operating period from September 19, 1995 through March 30, 1996 (subject to normal year-end audit adjustments). All such financial statements have been prepared in accordance with GAAP consistently applied throughout the periods presented. At the date of the most recent balance sheet referred to above, the Borrower did not have any material liability or material obligation which would be required to be included in the financial statements referred to in this subsection in accordance with GAAP which was not so included. Except as reflected in the financial statements referred to in this subsection 5.1 or as set forth on Schedule 5.1(a), during the period from March 30, 1996 to and including the date hereof there has been no sale, transfer or other disposition by any Loan Party of any material part of its business or property, no material liabilities were incurred by any Loan Party and there has been no purchase or other acquisition of any business or property (including any capital stock of any other Person) by any Loan Party material in relation to the financial condition of the Borrower at March 30, 1996.

       (b) Copies of the Statement of Inventory and Net Property of the Business as of December 31, 1995 and Financial Summary - Direct Contribution of the Business for the years ended December 31, 1995, December 31, 1994 and December 31, 1993; Financial Summary - Direct Contribution for the domestic retail portion of the Business (excluding Canadian and Food Service Results) for the quarter ended March 31, 1996 and for the month ended April 30, 1996; and Statement of Net Sales for the Canadian and Food Service portions of the Business for the quarter ended March 31, 1996 and for the month ended April 30, 1996 (collectively, the "Quaker Oats Financial Statements") have been furnished to each Lender. Except as noted in the Quaker Oats Financial Statements, or otherwise in Schedule 2.11 to the Aunt Jemima/Celeste Acquisition Agreement, the Quaker Oats Financial Statements: (i) were prepared from the books and records of Quaker Oats; (ii) except as set forth in Section 2.11 (b)(i) of the Aunt Jemima/Celeste Acquisition Agreement, have been prepared in accordance with U.S. GAAP, applied on a consistent basis for all periods presented, have been prepared by means of following consistent application of internal accounting practices in use by Quaker Oats, and along with other pertinent financial records of Quaker Oats have been used to prepare Quaker Oats' consolidated financial statements, and fairly present, in all material respects, the inventory and net property of the Aunt Jemima/Celeste Business as of the date set forth therein and the direct contribution of the Aunt Jemima/Celeste Business for the period indicated in accordance with U.S. GAAP; and (iii) the books, records and accounts relating to the Aunt Jemima/Celeste Business are accurate and complete in all material respects. To the knowledge of Borrower, Holdings and VDK Foods, neither Quaker Oats nor any of its consolidated Subsidiaries had, on the date of each Quaker Oats Financial Statement, any material liability or material obligation with respect to the Aunt Jemima/Celeste Business which Borrower is assuming pursuant to the Aunt Jemima/Celeste Acquisition Agreement or for which Borrower could otherwise be liable and which would be required to be included in such Quaker Oats Financial Statement in accordance with GAAP which was not so included. Except as reflected in the financial statements referred to in this subsection 5.1 or as set forth on Schedule 5.1(b), during the period from May 31, 1996 to and including the date hereof there has been no sale, transfer or other disposition by Quaker Oats of any material part of the Aunt Jemima/Celeste Business, no material liabilities were incurred by any Loan Party with respect to the Aunt Jemima/Celeste Business (other than Borrower's obligations under the Aunt Jemima/Celeste Acquisition Documents, the Senior Convertible Loan and under this Agreement) and there has been no purchase or other acquisition of any business or property (including any capital stock of any other Person) by any Loan Party material in relation to the financial condition of the Aunt Jemima/Celeste Business at May 31, 1996.

       (c) The pro forma balance sheet of the Borrower as at March 30, 1996, certified by a Responsible Officer of the Borrower, copies of which have been heretofore furnished to each Lender, adjusted to give effect to (as if such events had occurred on such date) (i) the Aunt Jemima/Celeste Acquisition, (ii) the receipt by the Borrower of a capital contribution of at least $60,000,000 from Holdings funded by a capital contribution of at least $40,000,000 from VDK Foods and the $20,000,000 unsecured loan described in subsection 6.1(c)(iii) which in turn were funded with the net proceeds of the issuance of at least $60,000,000 of additional Limited Liability Interests, (iii) the making of the Additional Term Loans to the Borrower hereunder and the Senior Convertible Loan, and (iv) the fees, expenses and financing costs related to the foregoing, together with the notes thereto, were prepared based on good faith assumptions and on the best information available to the Borrower as of the date of delivery thereof and fairly presents on a pro forma basis the financial position of the Borrower as at March 30, 1996, as adjusted, as described above, assuming such events had occurred at such date. Prior to the date hereof, none of VDK Foods, Holdings or the Borrower engaged in any business, owned any assets or incurred any liabilities except in connection with the Asset Purchase, the Acquisition or the Aunt Jemima/Celeste Acquisition or the financing of the Asset Purchase, the Acquisition or the Aunt Jemima/Celeste Acquisition, the operation of the Businesses, the Mrs. Paul's Business and the Aunt Jemima/Celeste Business, or as contemplated by this Agreement, the Asset Purchase Agreement, the Acquisition Agreement or the Aunt Jemima/Celeste Acquisition Agreement.

       5.2 No Change. (a) Since March 30, 1996, there has been no development, event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from March 30, 1996 to and including the date of this Agreement no dividends or other distributions have been declared, paid or made upon the Capital Stock of VDK Foods, Holdings or the Borrower nor has any of the Capital Stock of VDK Foods, Holdings or the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

       5.3 Existence; Compliance with Law. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified or licensed to do business as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified and/or in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

       5.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary action to authorize the Extensions of Credit on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance by it of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority (including, without limitation, the

Federal Trade Commission and the Department of Justice) or any other Person is required to be obtained or made by any Loan Party in connection with the Aunt Jemima/Celeste Acquisition or the Aunt Jemima/Celeste Acquisition Agreement, the Extensions of Credit hereunder, the execution, delivery or performance by each applicable Loan Party or the validity or enforceability with respect to or against any Loan Party of the Loan Documents to which it is a party or with the continuing operations of the Borrower and its Subsidiaries other than (i) consents, authorizations and filings in connection with the Aunt Jemima/Celeste Acquisition or the Aunt Jemima/Celeste Acquisition Agreement (x) which are required to be obtained or made and are in full force and effect (each of which are listed on Schedule 5.4) or (y) which are not required to be obtained or made prior to consummation of the Aunt Jemima/Celeste Acquisition and are listed on
Schedule 5.4 or (z) which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect, (ii) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office to perfect the security interest that can be perfected by such filings, (iii) recordation of the Chambersburg Mortgage Second Amendment, the Erie Mortgage Second Amendment, and any Mortgage to be filed on the Effective Date, (iv) consents, authorizations and filings in connection with enforcement of the Loan Documents and (v) as contemplated by subsection 6.1. This Agreement has been, and each other Loan Document will be, duly executed and delivered on behalf of each Loan Party that is a party hereto or thereto. This Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

       5.5 No Legal Bar. The execution, delivery and performance of the Loan Documents, the Extensions of Credit hereunder and the use of the proceeds thereof by each applicable Loan Party will not violate any Requirement of Law or Contractual Obligation of any Loan Party which could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation other than as contemplated in or permitted by the Loan Documents.

       5.6 No Material Litigation. Except as set forth in Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, Holdings or VDK Foods, threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which has a reasonable possibility of an adverse determination, and if adversely determined, could reasonably be expected to have a Material Adverse Effect.

       5.7 No Default. No Loan Party is in default under or with respect to any of its Contractual Obligations (including, without limitation, the Senior Subordinated Notes and the Senior Subordinated Note Indenture) in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

       5.8 Ownership of Property; Liens. To the best of each Loan Party's knowledge, after giving effect to the Aunt Jemima/Celeste Acquisition, each Loan Party has or will have good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property except for such matters as do not materially adversely affect the use of the property in the conduct of the business as currently conducted, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by subsection 8.3. Schedule 5.8 sets forth a true and complete list of all real property owned or leased by the Loan Parties.

       5.9 Intellectual Property. (a) After giving effect to the Asset Purchase each Loan Party has acquired, pursuant to the Asset Purchase Agreement, that which the Sellers have represented is the ownership or the license to use all material patents, trademarks (registered or unregistered), trade names, service marks, assumed names and copyrights (such items, together with all applications therefor and all other material intellectual property and proprietary rights, whether or not subject to statutory registration or protection, of Pillsbury, Pet or any of their respective Subsidiaries that are used in or necessary for the conduct of either of the Businesses as conducted on the closing date of the Asset Purchase Agreement, being collectively referred to herein as the "Intellectual Property") owned, filed or licensed by Pillsbury, Pet or any of their respective Subsidiaries or used in or necessary for the conduct of either of the Businesses as conducted on the closing date of the Asset Purchase Agreement (other than the Pet Intellectual Property), except where the failure to so acquire any such Intellectual Property could not reasonably be expected to have a Material Adverse Effect.

       (b) After giving effect to the Acquisition the Borrower has acquired, pursuant to the Acquisition Agreement, that which Campbell Soup has represented is the ownership or the license to use all material patents, trademarks (registered or unregistered), trade names, service marks, assumed names and copyrights (such items, together with all applications therefor and all other material intellectual property and proprietary rights, whether or not subject to statutory registration or protection, of Campbell Soup, CSC or any of their respective Subsidiaries that are used in or necessary for the conduct of the Mrs. Paul's Business as conducted on the closing date of the Acquisition Agreement, being collectively referred to herein as the "Mrs. Paul's Intellectual Property") owned, filed or licensed by Campbell Soup, CSC or any of their respective Subsidiaries or used in or necessary for the conduct of the Mrs. Paul's Business as conducted on the closing date of the Acquisition Agreement, except where the failure to so acquire any such Mrs. Paul's Intellectual Property could not reasonably be expected to have a Material Adverse Effect.

       (c) As of the Effective Date, after giving effect to the Aunt Jemima/Celeste Acquisition the Borrower has acquired, pursuant to the Aunt Jemima/Celeste Acquisition Agreement, that which Quaker Oats has represented is the ownership or the license to use all material patents, trademarks (registered or unregistered), trade names, service marks, assumed names and copyrights (such items, together with all applications therefor and all other material intellectual property and proprietary rights, whether or not subject to statutory registration or protection, of Quaker Oats or any of its Subsidiaries that are used in or necessary for the conduct of the Aunt Jemima/Celeste Business as conducted on the closing date of the Aunt Jemima/Celeste Acquisition Agreement, being collectively referred to herein as the "Aunt

Jemima/Celeste Intellectual Property") owned, filed or licensed by Quaker Oats or any of its Subsidiaries or used in or necessary for the conduct of the Aunt Jemima/Celeste Business as conducted on the closing date of the Aunt Jemima/Celeste Acquisition Agreement, except where the failure to so acquire any such Aunt Jemima/Celeste Intellectual Property could not reasonably be expected to have a Material Adverse Effect.

       (d) As of each subsequent Borrowing Date, (i) each Loan Party owns, or is licensed to use, the Intellectual Property, the Mrs. Paul's Intellectual Property and the Aunt Jemima/Celeste Intellectual Property necessary for the conduct of its business then conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect and (ii) no claim of which VDK Foods, Holdings or the Borrower has been given notice has been asserted and is pending by any Person challenging or questioning the use by any Loan Party of any such Intellectual Property, Mrs. Paul's Intellectual Property or Aunt Jemima/Celeste Intellectual Property or the validity or effectiveness of any such Intellectual Property, Mrs. Paul's Intellectual Property or Aunt Jemima/Celeste Intellectual Property, nor does VDK Foods, Holdings or the Borrower know of any valid basis for any such claim, except for such claims that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

       5.10 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect.

       5.11 Taxes. VDK Foods, Holdings and the Borrower and its Subsidiaries have filed or caused to be filed all tax returns which, to the knowledge of VDK Foods, Holdings or the Borrower and its Subsidiaries, are required to be filed in respect of periods subsequent to the Closing Date and have paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property in respect of such periods and all other material taxes imposed on it or any of its property by any Governmental Authority (other than any taxes the amount or validity of which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the applicable Loan Party and other than any taxes which in the aggregate would not have a Material Adverse Effect as the case may be) in respect of such periods.

       5.12 Federal Regulations. No part of the proceeds of any Loans will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors as now and from time to time hereafter in effect. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.


       5.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except where, in connection with any such event or noncompliance, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred except where, in connection with any such termination, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect, and no Lien which remains unsatisfied in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount in excess of $5,000,000. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan; neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and no such Multiemployer Plan is in Reorganization or Insolvent, except where, in any such case, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect.

       5.14 Investment Company Act; Other Regulations. No Loan Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors) which limits its ability to incur Indebtedness as contemplated herein.

       5.15 Subsidiaries. As of the Effective Date, VDK Foods has no Subsidiaries other than Holdings, Holdings has no Subsidiaries other than the Borrower, and the Borrower has no Subsidiaries.

       5.16 Purpose of Loans. The proceeds of the Existing Term Loans have been and shall be used by the Borrower to pay a portion of the purchase price under the Asset Purchase Agreement and the Acquisition Agreement, to pay related fees and expenses and to provide for the working capital requirements of the Businesses and the Mrs. Paul's Business after the Asset Purchase and the Acquisition. The proceeds of the Revolving Credit Loans and/or Swing Line Loans have been and shall be used to provide for the working capital requirements of the Businesses and the Mrs. Paul's Business after the Asset Purchase and the Acquisition and for general corporate purposes. The proceeds of the Additional Term Loans shall be used by the Borrower to finance the Aunt Jemima/Celeste Acquisition, to pay related fees and expenses and to provide for the working capital requirements of the Aunt Jemima/Celeste Business, the Mrs. Paul's Business and the Businesses.

       5.17 Environmental Matters. Except to the extent that the inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy), individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

          (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to any liability under, any Environmental Law or could interfere with the continued operation of the Properties or could reasonably be expected to impair the fair saleable value thereof.

          (b) The Borrower and its Subsidiaries and the Properties are in compliance with, and to the knowledge of the Borrower and its Subsidiaries have in the last three years been in compliance with, all applicable Environmental Laws and applicable Environmental Permits, and the Borrower and its Subsidiaries reasonably believe that they will be able to comply with all applicable Environmental Laws in the future and renew or obtain all Environmental Permits necessary for their operations in the future.

          (c) Neither the Borrower nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor to the knowledge of the Borrower or any of its Subsidiaries is such notice being threatened.

          (d) Hazardous Materials have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, nor has their disposal been arranged for, (i) by the Borrower or any of its Subsidiaries in violation of, or (ii) in a manner or to a location which could reasonably be expected to give rise to liability under, any applicable Environmental Law; nor have any Hazardous Materials been generated, treated, stored, emitted, discharged or otherwise released or threatened to be released or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or to the knowledge of the Borrower or any of its Subsidiaries will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or any of its Subsidiaries, or the Properties or the Businesses.

       5.18 Regulation H. To the extent available, the Borrower has obtained for all Mortgaged Properties which are located in a "flood hazard area", as designated in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, flood insurance in such total amount as the Agent has from time to time reasonably required.

       5.19 Accuracy of Information. The factual statements and information contained in the Confidential Information Memorandum dated June, 1996 relating to VDK Foods and its Subsidiaries (as the same may be supplemented in writing through the Effective Date, the "Information Memorandum"), when taken as a whole, were, as of the date of such Information Memorandum or the dates otherwise specified therein or written supplements thereto, accurate in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, provided that (a) with respect to trade data which relates to a Person which is not a Loan Party or an Affiliate thereof, the Borrower represents and warrants only that such information is believed by it in good faith to be accurate in all material respects, (b) the statements therein describing documents and agreements are summary only and as such are qualified in their entirety by reference to such documents and agreements, (c) to the extent any such information therein was based upon or constitutes a forecast or projection or pro forma financial information, Holdings and the Borrower represent only that such forecasts or projections or pro forma financial information were based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made and (d) as to the information which is specified as having been supplied by third parties, Holdings and the Borrower represent only that they are not aware of any material misstatement or omission therein.

       5.20 Solvency. As of the Effective Date, after giving effect to the Aunt Jemima/Celeste Acquisition, the making of the Additional Term Loans hereunder and the other transactions contemplated to occur on the Effective Date each Loan Party is Solvent.

       5.21 Aunt Jemima/Celeste Acquisition Agreement. The Agent has received a complete copy of each of the Aunt Jemima/Celeste Acquisition Agreement and each of the other Aunt Jemima/Celeste Acquisition Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto) and all amendments and waivers relating thereto and other side letters or agreements affecting the terms thereof. As of the Effective Date, none of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, in any material respect, except pursuant to a written agreement or instrument which has heretofore been consented to by the Agent. As of the Effective Date, to the knowledge of Holdings and the Borrower, the representations and warranties contained in the Aunt Jemima/Celeste Acquisition Agreement and each of the other Aunt Jemima/Celeste Acquisition Documents are true and correct in all material respects on the Effective Date as if made on and as of the Effective Date (except as contemplated by the Aunt Jemima/Celeste Acquisition Agreement or the other Aunt Jemima/Celeste Acquisition Documents).

       5.22 Security Documents. (a) The Guarantee and Collateral Agreement is effective to create in favor of the Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in all the Collateral described therein and proceeds thereof and, upon completion of the filings and other actions specified on Schedule 3 to the Guarantee and Collateral Agreement, the Guarantee and Collateral Agreement shall constitute fully perfected, first priority Liens on, and security interests in, all right, title and interest of Holdings, the Borrower and its Subsidiaries in the Collateral described therein and in proceeds thereof superior in right to any other Person other than Liens permitted hereby.

       (b) The Borrower Patent and Trademark Security Agreement is effective to create in favor of the Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in all the Collateral described therein and proceeds thereof and, upon completion of the filings and other actions specified on Schedule 3 to the Borrower Patent and Trademark Security Agreement, the Borrower Patent and Trademark Security Agreement shall constitute fully perfected, first priority Liens on, and security interests in, all right, title and interest of the Borrower in the Collateral described therein and in proceeds thereof superior in right to any other Person other than Liens permitted hereby.

       (c) The Mrs. Paul's Patent and Trademark Security Agreement is effective to create in favor of the Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in all the Collateral described therein and proceeds thereof and, upon completion of the filings and other actions specified on Schedule 3 to the Mrs. Paul's Patent and Trademark Security Agreement, the Mrs. Paul's Patent and Trademark Security Agreement shall constitute fully perfected, first priority Liens on, and security interests in, all right, title and interest of the Borrower in the Collateral described therein and in proceeds thereof superior in right to any other Person other than Liens permitted hereby.

       (d) The Aunt Jemima/Celeste Patent and Trademark Security Agreement is effective to create in favor of the Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in all the Collateral described therein and proceeds thereof and, upon completion of the filings and other actions specified on Schedule 3 to the Aunt Jemima/Celeste Patent and Trademark Security Agreement, the Aunt Jemima/Celeste Patent and Trademark Security Agreement shall constitute fully perfected, first priority Liens on, and security interests in, all right, title and interest of the Borrower in the Collateral described therein and in proceeds thereof superior in right to any other Person other than Liens permitted hereby.

       (e) The properties listed on Schedule 5.8 constitute all material real properties owned or leased by Holdings or any of its Subsidiaries. The Mortgages are each effective to create in favor of the Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable Lien on the properties described therein and proceeds thereof, and each Mortgage constitutes a fully perfected, first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in the properties described therein and the proceeds thereof, superior in right to any other Person other than Liens permitted hereby.


                        SECTION 6.  CONDITIONS PRECEDENT

       6.1 Conditions to Effectiveness of Amended and Restated Credit and Guarantee Agreement and to Making of Additional Term Loans. The effectiveness of this Agreement and the agreement of each Term Loan Lender to make the Additional Term Loan requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Extension of Credit on the Effective Date, of the following conditions precedent:


          (a) Loan Documents. The Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of Holdings, the Borrower and the Required Transaction Lenders with a counterpart for each Lender, (ii) for the account of each Tranche A Term Loan Lender which requests a Tranche A Term Note on the Effective Date, a Tranche A Term Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (iii) for the account of each Tranche B Term Loan Lender which requests a Tranche B Term Note on the Effective

       Date, a Tranche B Term Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (iv) for the account of each Tranche C Term Loan Lender which requests a Tranche C Term Note on the Effective Date, a Tranche C Term Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (v) the GCA Second Amendment, executed and delivered by a duly authorized officer of each Loan Party party thereto, with a counterpart for the Agent and a counterpart or a copy for each Lender, (vi) the Aunt Jemima/Celeste Patent and Trademark Security Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for the Agent and a counterpart or a copy for each Lender,
       (vii) a Borrower Mortgage or Subsidiary Mortgage, as the case may be, for each material real property owned or leased by Holdings or any of its Subsidiaries acquired by Holdings or any of its Subsidiaries in connection with the Aunt Jemima/Celeste Acquisition, each executed and delivered by a duly authorized officer of each Loan Party party thereto, with a counterpart for the Agent and a counterpart or a copy for each Lender, (viii) the Chambersburg Mortgage Second Amendment and the Erie Mortgage Second Amendment, each executed and delivered by a duly authorized officer of each Loan Party party thereto, with a counterpart for the Agent and a counterpart or a copy for each Lender and (ix) the VDK Foods Acknowledgement and Consent, executed and delivered by a duly authorized officer of VDK Foods, with a counterpart for the Agent and a counterpart or a copy for each Lender.

          (b) Senior Convertible Loan. As of the Effective Date, the Agent shall have received evidence reasonably satisfactory to it that the Borrower shall have received at least $20,000,000 in cash from loans under the Senior Convertible Loan and that Holdings has guaranteed the Borrower's obligations under the Senior Convertible Loan and cash collateralized its guarantee.

          (c) Issuance of Common Equity and Limited Liability Interests and Intercompany Loans. As of the Effective Date, the Agent shall have received evidence reasonably satisfactory to it that (i) VDK Foods shall have issued additional Limited Liability Interests for at least $60,060,000 in gross cash proceeds, of which approximately $275,000 will be paid by certain employees of the Borrower, $34,801,000 will be paid by Fenway, $12,492,000 will be paid by National Sun Industries and $12,492,000 will be paid by UBS, (ii) VDK Foods shall have made a capital contribution of at least $40,000,000 to Holdings in consideration for Holding's issuance of its common stock to VDK Foods, (iii) VDK Foods shall have made an unsecured loan of at least $20,000,000 to Holdings and
       (iv) Holdings shall have made a cash capital contribution of at least $40,000,000 to the Borrower in consideration for the Borrower's issuance of its common stock to Holdings.

          (d) Senior Indebtedness. As of the Effective Date, the Agent shall have received evidence reasonably satisfactory to it that the Extensions of Credit under this Agreement (including, without limitation, the Revolving Credit Loans, the Existing Term Loans, the Additional Term Loans and the Letters of Credit) shall constitute

       "Senior Indebtedness" (as such term is defined in the Senior Subordinated
       Note Indenture) under the Senior Subordinated Note Indenture.

          (e) Aunt Jemima/Celeste Acquisition. The Aunt Jemima/Celeste Acquisition (including the acquisition of the sole perpetual license of the "Aunt Jemima" trademark for use in the Aunt Jemima/Celeste Business) shall be consummated concurrently with the making of the Additional Term Loans by the Term Loan Lenders hereunder in accordance with the Aunt Jemima/Celeste Acquisition Agreement for a purchase price not exceeding $190,000,000 (excluding the cost of excess inventory), and the Agent shall have received, with a copy for each Lender, (i) a conformed copy of the Aunt Jemima/Celeste Acquisition Agreement (and any supplementary information delivered to the Borrower pursuant to Section 9.18 thereof), all of which shall be in form and substance satisfactory to the Agent and the Required Transaction Lenders, (ii) a conformed copy of the Aunt Jemima/Celeste Transition Services Agreement, which shall be in form and substance satisfactory to the Agent and the Required Transaction Lenders,
       (iii) a conformed copy of each of the Trademark License Agreement, the Interim Trademark and Trade Name License Agreement, the Patent License Agreement, the McDonald's Co-Pack Agreement and the Shared Technology License Agreement (each as defined in the Aunt Jemima/Celeste Acquisition Agreement), and the Canadian Agency Agreement dated July __, 1996 between the Borrower and The Quaker Oats Company of Canada Limited, (iv) a conformed copy of the Amended and Restated Management Services Agreement, dated as of July ___, 1996, between the Borrower and Dartford, which shall be in form and substance satisfactory to the Agent and the Required Transaction Lenders, and (v) the legal opinion of counsel to Quaker Oats, delivered pursuant to Section 1.8 of the Aunt Jemima/Celeste Acquisition Agreement, which opinion shall contain a statement or be accompanied by a letter addressed to each Lender and dated such date, to the effect that each such Lender may rely upon such opinion to the same extent as if it were originally addressed to them.

          (f) Sources and Uses of Funds. The sources and uses of funds in connection with the Aunt Jemima/Celeste Acquisition shall be as set forth on Schedule 6.1(f).

          (g) Borrowing Certificate. The Agent shall have received, with a copy for each Lender, a certificate of the Borrower, dated the Effective Date, substantially in the form of Exhibit M, with appropriate insertions and attachments, satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.


          (h) Corporate Proceedings of the Borrower. The Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement, the other Loan Documents to which it is a party and the Aunt Jemima/Celeste Acquisition Agreement, (ii) the Extensions of Credit contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Borrower Security Documents, certified by the Secretary or an

       Assistant Secretary of the Borrower as of the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (i) Borrower Incumbency Certificate. The Agent shall have received, with a copy for each Lender, a Certificate of the Borrower, dated the Effective Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document or the Aunt Jemima/Celeste Acquisition Agreement or any certificate or other document to be delivered by the Borrower pursuant hereto or thereto reasonably satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

          (j) Corporate Proceedings of Holdings. The Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Agent, of the Board of Directors of Holdings authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which Holdings is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of Holdings as of the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (k) Holdings Incumbency Certificate. The Agent shall have received, with a copy for each Lender, a certificate of Holdings, dated the Effective Date, as to the incumbency and signature of the officers of Holdings executing any Loan Document or any certificate or other document to be delivered by Holdings pursuant hereto or thereto reasonably satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of Holdings.

          (l) Proceedings of VDK Foods. The Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Agent, of the members of VDK Foods authorizing the execution, delivery and performance of the VDK Foods Agreement and the VDK Foods Acknowledgement and Consent, certified by the Secretary or an Assistant Secretary of VDK Foods as of the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (m) VDK Foods Incumbency Certificate. The Agent shall have received, with a copy for each Lender, a certificate of VDK Foods, dated the Effective Date, as to the incumbency and signature of the officers of VDK Foods executing any Loan Document or any certificate or other document to be delivered by VDK Foods pursuant hereto or thereto reasonably satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of VDK Foods.

          (n) Organizational Documents. The Agent shall have received, with a copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party (or, in the case of VDK Foods, the certificate of formation and Limited Liability Company Agreement), certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

          (o) Consents, Licenses and Approvals. The Agent shall have received, with a copy for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents and authorizations of and filings with any Governmental Authority (including, without limitation, the Federal Trade Commission and the Department of Justice) or any other Person that are required to be obtained or made by any Loan Party in connection with the Aunt Jemima/Celeste Acquisition or the Aunt Jemima/Celeste Acquisition Agreement, the Extensions of Credit hereunder (including, without limitation, the Additional Term Loans), the execution, delivery or performance by each applicable Loan Party or the validity or enforceability with respect to or against any Loan Party of the Loan Documents to which it is a party or with the continuing operations of the Borrower and its Subsidiaries (other than those set forth in clauses (i)(y), (i)(z), (ii), (iii) or (iv) of subsection 5.4) as are reasonably requested by the Agent, and (ii) stating that such consents, authorizations and filings are in full force and effect and that all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose material adverse conditions on the Aunt Jemima/Celeste Acquisition or the financing thereof, and each such consent, authorization and filing shall be in form and substance reasonably satisfactory to the Agent.

          (p) Fees and Expenses. The Agent and the Lenders shall have received all fees and expenses to be received on or prior to the Effective Date referred to in (i) this Agreement or (ii) the Fee Letter dated June 25, 1996 among Chemical Bank, CSI and the Borrower; and the Agent shall have received for the account of the applicable Existing Lenders the amounts, if any, payable pursuant to subsection 4.11.

          (q) Legal Opinions. The Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

               (i) the executed legal opinion of Richards & O'Neil, LLP, special counsel to VDK Foods, Holdings and the Borrower, in form and substance satisfactory to the Agent;

               (ii) the executed legal opinion of Bass, Berry and Sims PLC, Tennessee local counsel to Holdings and the Borrower, in form and substance satisfactory to the Agent; and

               (iii) the executed legal opinion of Buchanan Ingersoll Professional Corporation, Pennsylvania local counsel to Holdings and the Borrower, in form and substance satisfactory to the Agent.

       Such legal opinions shall include, without limitation, opinions to the effect that (i) the consummation of the Aunt Jemima/Celeste Acquisition, the incurrence by the Borrower of the Additional Term Loans and the transactions contemplated by this Agreement shall not breach, or require any consent under, the terms of the Senior Subordinated Notes or the Senior Subordinated Note Indenture and (ii) the Revolving Credit Loans, the Letters of Credit and the Term Loans shall constitute "Senior Indebtedness" (as such term is defined in the Senior Subordinated Note Indenture) under the Senior Subordinated Note Indenture.

          (r) Actions to Perfect Liens; Lien Searches. The Agent shall have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Security Documents shall have been completed (or, to the extent that any such filings, recordings, registrations and other actions shall not have been completed, arrangements satisfactory to the Agent for the completion thereof shall have been made). The Agent shall have received, with a copy for each Lender, the results of a recent lien search in each of the jurisdictions and offices listed on Schedule 3 to the Guarantee and Collateral Agreement (after giving effect to the GCA Second Amendment with respect to UCC liens only) and each other jurisdiction and office in the United States where assets of the Borrower and its Subsidiaries (including, without limitation, assets being acquired in the Aunt Jemima/Celeste Acquisition with respect to UCC liens only) are located or recorded, and
       (i) such search shall reveal no Liens on any of such assets other than those permitted pursuant to Section 8.3 or (ii) the Agent shall have received evidence satisfactory to it that UCC-3 termination statements and other Lien release documentation shall have been duly executed and properly filed, and all other necessary actions shall have been duly taken, to the extent necessary to effect the complete and irrevocable release of all Liens other than those permitted pursuant to Section 8.3 on the assets of the Borrower and its Subsidiaries (including, without limitation, assets being acquired in the Aunt Jemima/Celeste Acquisition).

          (s) Endorsement to Title Insurance Policy. The Agent shall have received in respect of each parcel covered by each of the Chambersburg Mortgage Second Amendment and the Erie Mortgage Second Amendment an endorsement to each mortgagee's title policy (or policies) dated the Effective Date in form and substance reasonably satisfactory to the Agent which will insure such Mortgage as amended by the relevant Mortgage Amendment. The Agent shall have received evidence satisfactory to it that all premiums in respect of each such endorsement, and all charges for mortgage recording tax, if any, have been paid.

          (t) Surveys. The Agent shall have received, and the title insurance company issuing the policy referred to in subsection 6.1(u) (the "Title Insurance Company") shall have received, maps or plats of an as-built survey of the primary buildings, structures or other improvements located on the sites of the Borrower's Jackson, Tennessee property certified to the Agent and the Title Insurance Company in a manner satisfactory to them, dated a date satisfactory to the Agent and the Title Insurance Company by an independent professional licensed land surveyor satisfactory to the Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the primary buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof adjacent to the primary buildings, structures or other improvements located on the site; (iii) all access and other easements appurtenant to primary buildings, structures or other improvements located on the sites or necessary or desirable to use primary buildings, structures or other improvements located on the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the primary buildings, structures or other improvements located on the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any visible encroachments on any adjoining property by the primary building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map.

          (u) Title Insurance Policy. The Agent shall have received in respect of the Borrower's Jackson, Tennessee property a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the Closing Date. Each such policy shall (i) be in an amount reasonably satisfactory to the Agent; (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on such parcel free and clear of all defects and encumbrances, except such as may be approved by the Agent or as otherwise permitted by this Agreement;
       (iv) name the Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 if available (provided, however, that any such policy may contain a creditor's rights exception); (vi) contain such endorsements and affirmative coverage as the Agent may reasonably request and are customary in transactions of this nature and available without excessive premium and (vii) be issued by title companies satisfactory to the Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Agent). The Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid.

          (v) Flood Insurance. If requested by the Agent, the Agent shall have received evidence reasonably satisfactory to it that flood insurance complying with the requirements of subsection 5.18 is in effect.

          (w) Insurance. The Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of subsection
       7.5 and those Sections of the Security Documents requiring the maintenance of insurance shall have been satisfied.

          (x) Appraisals and Solvency. The Agent shall have received from American Appraisal Associates, with a copy for each Lender, (i) appraisals with respect to the property described on Schedule 6.1(x) and
       (ii) a solvency opinion with respect to the solvency of the Borrower and its Subsidiaries as of the Effective Date after giving effect to the Aunt Jemima/Celeste Acquisition and the transactions contemplated hereby, in each case reasonably satisfactory in form and substance to the Agent.

          (y) Environmental Audit. The Lenders shall have received a satisfactory environmental audit with respect to the Jackson, Tennessee manufacturing facility acquired by the Borrower in connection with the Aunt Jemima/Celeste Acquisition from a firm satisfactory to the Lenders.

          (z) Financial Statements. The Agent shall have received, with a copy for each Lender, (i) each of the financial statements referred to in subsections 5.1(a) and 5.1(b), (ii) the pro forma balance sheet referred to in subsection 5.1(c), and (iii) a certificate of the chief financial officer of the Borrower indicating pro forma compliance by the Borrower and its Subsidiaries with the covenants contained in Section 8, which certificate shall be in form and substance reasonably satisfactory to the Agent.

          (aa) No Default. No default or event of default under the Senior Subordinated Note Indenture or the Existing Credit Agreement shall have occurred and be continuing or would occur as a consequence of the financing contemplated hereby.

          (ab) Aunt Jemima/Celeste Acquisition Fees and Expenses. The Agent shall have received reasonably satisfactory evidence that the cash fees and expenses to be incurred by VDK Foods, Holdings, the Borrower and its Subsidiaries in connection with the Aunt Jemima/Celeste Acquisition and the financing thereof will not exceed $7,500,000 in the aggregate.

       6.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit), and the agreement of the Issuing Bank to issue any Letter of Credit for which an Application is presented, is subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan

       Documents shall be true and correct in all material respects on and as of such date (and, in the case of the representations and warranties made on the Effective Date, after giving effect to the Aunt Jemima/Celeste Acquisition) as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit requested to be made on such date.

          (c) Borrowing Requests and Applications. The Agent shall have received a request or Application for such Loan or Letter of Credit if and as required by subsection 3.2, 3.8, 3.11 or 3.14, as applicable.

Each borrowing by and Letter of Credit issued on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in clauses (a) and (b) of this subsection have been satisfied.


                       SECTION 7.  AFFIRMATIVE COVENANTS

       The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, it shall and (except in the case of delivery of financial information, reports and notices and subsection 7.1 and 7.2 which shall be performed by the Borrower) shall cause each of its Subsidiaries to, unless the Required Lenders shall otherwise consent in writing:

       7.1  Financial Statements.  Furnish to each Lender:

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated and consolidating statements of income and changes in stockholders' equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or a qualification arising out of the scope of the audit, by Price Waterhouse LLP or other independent certified public accountants of nationally recognized standing;

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and changes in stockholders' equity and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments);

          (c) as soon as available, but in any event not later than (i) 45 days after the end of July and August 1996 and (ii) 30 days after the end of each month (other than September, December, March and June) of each fiscal year of the Borrower thereafter, the unaudited consolidated and consolidating statement of income (through the "Earnings Before Tax" line) of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (d) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, an operating report of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, which discusses and provides figures in comparative form to the previous year regarding the major product lines in terms of sales and product profitability, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects;

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and, other than the operating report referred to in subsection (d) above, in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

       7.2  Certificates; Other Information.  Furnish to each Lender:

          (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default having occurred as of the end of the fiscal year covered by such financial statements in respect of subsection 8.1, 8.2, 8.3, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, 8.11(i), 8.12 or
       8.13, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it during such period, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) setting forth in reasonable detail the calculations required to determine compliance with subsections 8.1 and 8.8;

          (c) not later than sixty days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending in June 1996, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such projections have been prepared using assumptions believed in good faith by management of the Borrower to be reasonable at the time made and that such Responsible Officer has no reason to believe that such projections are incorrect or misleading in any material respect;

          (d) within five Business Days after the same are sent, copies of all financial statements and reports which any Loan Party sends to the holders of the Senior Subordinated Notes or to the holders of any securities of the Loan Parties registered with the SEC, and within five Business Days after the same are filed, copies of all financial statements and reports which any Loan Party may make to, or file with, the SEC or any successor or analogous Governmental Authority;

          (e) promptly upon receipt thereof, copies of all reports submitted to the Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of the Borrower or any of its Subsidiaries made by such accountants, including, without limitation, any management letter commenting on the Borrower's internal controls submitted by such accountants to management in connection with their annual audit; and

          (f) promptly, such additional financial and other information within the possession of the Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request through the Agent.

       7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except as contemplated by this Agreement or where the amount or validity thereof is then being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any of its Subsidiaries, as the case may be.

       7.4 Conduct of Business; Maintenance of Existence; Compliance with Laws. Continue to engage in business of the same general type as now conducted by the Businesses, the Mrs. Paul's Business and the Aunt Jemima/Celeste Business and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 8.5; comply in all material respects with all Contractual Obligations and Requirements of Law (excluding, for purposes of this subsection 7.4,

Requirements of Law and Contractual Obligations specifically addressed elsewhere in this Section 7) except where (a) any such Contractual Obligation is being contested in good faith, a bona fide dispute exists with respect to any such Contractual Obligation or failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (b) the failure to comply with any such Requirement of Law could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

       7.5 Maintenance of Property; Insurance. Keep all property material to the conduct of its business (including, without limitation, the Mortgaged Property) in good working order and condition; maintain insurance with financially sound and reputable insurance companies (or, to the extent consistent with prudent business practice, a program of self-insurance) on such of its property and in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business (including, without limitation, the insurance required pursuant to the Security Documents); and furnish to each Lender, upon written request, full information as to the insurance carried.

       7.6 Inspection of Property; Books and Records; Discussions. Keep proper financial records in conformity with GAAP and, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, all Requirements of Law; and permit (a) representatives of the Agent (and, after the occurrence and during the continuance of an Event of Default, any Lender) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during normal business hours, upon reasonable notice, and as often as may reasonably be desired, and (b) upon reasonable notice during normal business hours, representatives of the Agent or any Lender to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

       7.7  Notices.  Promptly give notice to the Agent and each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default by the Borrower or any of its Subsidiaries under any Contractual Obligation of the Borrower or any of its Subsidiaries of which any Loan Party has (or should have) knowledge or notice or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority of which any Loan Party has (or should have) knowledge or notice, which in either case, if not cured or resolved or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries, of which any Loan Party has (or should have) knowledge or notice, in which the amount involved is not covered by insurance or in which injunctive or similar relief is sought which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan, in each of cases (i) and (ii), where such event could reasonably be expected to have a Material Adverse Effect; and

          (e) any development or event of which any Loan Party has (or should have) knowledge or notice which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

       7.8 Environmental Laws. (a) Comply with, and use reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all Environmental Permits required by applicable Environmental Laws, except where the failure to so comply or obtain such permits could not reasonably be expected to have a Material Adverse Effect.

       (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect.

       7.9 Maintenance of Liens of the Security Documents. Promptly, upon the reasonable request of the Agent, at the Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise reasonably deemed by the Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby.

       7.10 Pledge of After Acquired Property; Additional Guarantors. (a) If at any time following the Closing Date the Borrower or any of its Subsidiaries shall acquire property of any nature whatsoever having a value in excess of $100,000 which is intended by the terms of the applicable Security Document to be, but is not, subject to the Liens created by the Security Documents, the Borrower shall, or shall cause the relevant Subsidiaries to, as soon as possible and in no event later than 30 days after the relevant acquisition date and, to the extent permitted by applicable law, grant to the Agent for the ratable benefit of the Lenders a first priority (subject to Liens permitted under subsection 8.3) Lien (to the extent the applicable Loan Party is then permitted to grant such a Lien) on such property as collateral security for the Obligations pursuant to documentation reasonably satisfactory in form and substance to the Agent. The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument (including legal opinions, title insurance, consents and corporate documents) and take all such actions reasonably deemed by the Agent to be necessary or desirable to ensure the creation, priority and perfection of such Lien.

       (b) (i) The Borrower shall cause each new Subsidiary (other than a Foreign Subsidiary) of the Borrower created or acquired after the Closing Date, promptly upon such creation or acquisition, to execute an instrument in form and substance reasonably satisfactory to the Agent (it being acknowledged and agreed that an instrument in the form attached to the Guarantee and Collateral Agreement as Exhibit A thereto shall satisfy this requirement) pursuant to which such new Subsidiary shall become a party to the Guarantee and Collateral Agreement as a grantor and a guarantor thereunder, and (ii) the Borrower shall, or shall cause the Subsidiary of the Borrower which holds the Capital Stock of such new Subsidiary to, execute and deliver an instrument in form and substance reasonably satisfactory to the Agent (it being acknowledged and agreed that an instrument in the form attached to the Guarantee and Collateral Agreement as Exhibit B thereto shall satisfy this requirement) providing for the pledge of 100% of the issued and outstanding Capital Stock of each new Subsidiary (including a Foreign Subsidiary) of the Borrower created or acquired after the Closing Date (provided, that in no event shall Capital Stock representing more than 65% of the voting power of the Capital Stock of any such new Subsidiary which is a Foreign Subsidiary be so pledged) to the Agent for the benefit of the Lenders, and the Borrower shall deliver to the Agent the stock certificates evidencing such Capital Stock together with undated stock powers for each such certificate, duly executed in blank.

       7.11 Interest Rate Protection. Within 90 days following the Effective Date, enter into Interest Rate Protection Agreements in form and substance satisfactory to the Agent which, considered together with the terms of the Borrower's outstanding Funded Indebtedness bearing a fixed rate of interest, provide to the Borrower fixed interest rates with respect to not less than one-half of the aggregate outstanding principal amount of the Borrower's outstanding Funded Indebtedness as of the Effective Date for a period of at least three years after the Effective Date, and the Borrower agrees and confirms that the Guarantee and Collateral Agreement grants to the Agent, for the benefit of the Lenders, a first priority (subject to any Liens permitted pursuant to subsection 8.3) perfected security interest in its rights under any such Interest Rate Protection Agreements. The Borrower covenants and agrees that it will not (and it will not permit its Subsidiaries to) enter into Rate Protection Agreements for the purpose of (i) reducing the amount of Indebtedness bearing a fixed rate of interest or swapped or capped into a fixed rate of interest as required by this subsection 7.11 or (ii) speculating on interest rates or currency movements. It is understood and agreed that the foregoing prohibition is not intended to restrict the use of Rate Protection Agreements in the ordinary course of business to match assets and liabilities of the Borrower and its Subsidiaries.

                        SECTION 8.  NEGATIVE COVENANTS

       The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, the Borrower shall not, nor (except with respect to subsection 8.1) shall the Borrower permit any of its Subsidiaries to, directly or indirectly, unless the Required Lenders shall otherwise agree in writing:

       8.1  Financial Condition Covenants.

          (a) Leverage Ratio. Permit the ratio of (i) Consolidated Total Debt at the last day of any fiscal quarter ending during any "Test Period" set forth below to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date to be greater than the amount set forth opposite such period below:

                   Test Period                 Leverage Ratio
                   -----------                 --------------
                9/30/96 - 12/31/96              6.00 to 1.00
                3/31/97 -  6/30/97              5.85 to 1.00
                9/30/97 - 12/31/97              5.60 to 1.00
                3/31/98 -  6/30/98              5.40 to 1.00
                9/30/98 - 12/31/98              5.00 to 1.00
                3/31/99 -  6/30/99              4.75 to 1.00
                9/30/99 - 12/31/99              4.50 to 1.00
                3/31/00 - 12/31/00              4.00 to 1.00
                3/31/01 and thereafter          3.75 to 1.00

       provided, that, for purposes of this subsection 8.1(a), the Borrower shall be deemed to have Consolidated EBITDA of $21,800,000 for the three-month period ended December 31, 1995, $24,600,000 for the three-month period ended March 31, 1996 and $10,080,000 for the three-month period ended June 30, 1996.

          (b) Fixed Charge Coverage Ratio. Permit for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below the ratio of (i) the sum of Consolidated EBITDA for such period to
       (ii) Consolidated Fixed Charges for such period to be less than the ratio set forth opposite such period below:

                       Test Period        Fixed Charge Coverage Ratio
                       -----------        ---------------------------
                    12/31/95 - 6/30/97             1.00 to 1.00
                     9/30/97 - 6/30/98             1.05 to 1.00
                     9/30/98 - 6/30/99             1.10 to 1.00
                     9/30/99 - 6/30/00             1.15 to 1.00
                     9/30/00 - 6/30/01             1.20 to 1.00
                     9/30/01 and thereafter        1.25 to 1.00

       provided, that, for the purposes of this subsection 8.1(b), for the 1997 fiscal year, the Borrower shall be deemed to have Capital Expenditures of $1,500,000 for each three-month period and provided further, that, for the three-month periods ending on June 30, 1996, September 30, 1996 and December 31, 1996, the ratio of the sum of Consolidated EBITDA to Consolidated Fixed Charges shall be calculated with respect to the three-month, six-month and nine-month periods ended on such dates, respectively.

          (c) Consolidated Cash Interest Expense Ratio. Permit for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below the Consolidated Cash Interest Expense Ratio for such period to be less than the ratio set forth opposite such period below:

                                                 Consolidated Cash
                        Test Period               Interest Expense
                        -----------              ------------------
                    12/31/95 -  6/30/96              1.25 to 1.00
                     9/30/96 - 12/31/96              1.30 to 1.00
                     3/31/97 -  6/30/97              1.40 to 1.00
                     9/30/97 - 12/31/97              1.50 to 1.00
                     3/31/98 -  6/30/98              1.60 to 1.00
                     9/30/98 - 12/31/98              1.75 to 1.00
                     3/31/99 -  6/30/99              1.90 to 1.00
                     9/30/99 -  6/30/00              2.25 to 1.00
                     9/30/00 -  6/30/01              2.50 to 1.00
                     9/30/01 and thereafter          3.00 to 1.00

       provided, that, for the three-month periods ending on June 30, 1996, September 30, 1996 and December 31, 1996, the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense shall be calculated with respect to the three-month, six-month and nine-month periods ended on such dates, respectively.

       8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or issue or sell any preferred stock, except:

          (a) Indebtedness in respect of the Loans, any Notes, the Guarantees, the Letters of Credit and the other obligations of the Loan Parties under this Agreement and the other Loan Documents;

          (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

          (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition, construction or improvement of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount, together with outstanding Indebtedness permitted under subsection 8.2(d), not exceeding as to the Borrower and its Subsidiaries $10,000,000 at any time outstanding;

          (d) Indebtedness in respect of Sale/Leaseback Transactions permitted under subsection 8.12 in an aggregate principal amount incurred subsequent to the Closing Date, together with outstanding Indebtedness permitted under subsection 8.2(c), not to exceed $10,000,000 at any time outstanding;

          (e) Indebtedness of the Borrower in an aggregate principal amount not exceeding $100,000,000 in respect of the Senior Subordinated Notes and any senior subordinated notes of the Borrower issued in exchange therefor and having substantially identical terms as contemplated by the Senior Subordinated Note Indenture;

          (f) Indebtedness not exceeding $5,000,000 in aggregate principal amount at any one time outstanding, provided that such Indebtedness is not secured by a Lien on any assets of the Loan Parties;

          (g) Indebtedness consisting of Guarantee Obligations expressly permitted pursuant to subsection 8.4;

          (h) Indebtedness of the Borrower or any of its Subsidiaries which represents the assumption of Indebtedness otherwise permitted hereunder of a wholly-owned Subsidiary of the Borrower in connection with the merger of such wholly-owned Subsidiary with or into the assuming Person or the purchase of all or substantially all the assets of such wholly-owned Subsidiary, in each case pursuant to a transaction permitted under subsection 8.5(a) or 8.5(b), as the case may be; provided that the principal amount of such Indebtedness is not increased and the maturity of such Indebtedness is not shortened pursuant to any such assumption;

          (i) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of notice to the Borrower of its incurrence;

          (j) Indebtedness of the Borrower or any of its Subsidiaries to Holdings, provided that (i) such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, (ii) such Indebtedness is funded by Holdings with proceeds of Indebtedness and/or capital contributions of Holdings to VDK Foods (and such Indebtedness is funded by VDK Foods with the proceeds of Indebtedness and/or capital contributions of VDK Foods to any of the Investors or any of their respective Affiliates), and (iii) such Indebtedness is not secured by a Lien on any assets of the Loan Parties;

          (k) Indebtedness in respect of Rate Protection Agreements permitted under subsection 7.11;

          (l) Indebtedness of the Borrower in an aggregate principal amount not exceeding $20,000,000 in respect of the Senior Convertible Loan; and

          (m) any renewals, extensions, refundings or refinancings of such Indebtedness (other than the Indebtedness described in subsections 8.2(a) and 8.2(e) above), provided that the principal amount of such Indebtedness is not increased pursuant to any such renewal, extension, refunding or refinancing.

       8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) statutory landlords' liens and carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business for sums which are not overdue for a period of more than 90 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) all easements, zoning restrictions, flowage rights, rights-of-way, covenants, conditions, restrictions, reservations, licenses, agreements and other similar matters, including the unrecorded easements and similar agreements set forth in Schedule 8.3(e), which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the use of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

          (f) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 8.2(c) incurred to finance the acquisition, construction or improvement of fixed or capital assets, provided that (i) such Liens shall be created within 180 days after the acquisition, construction or improvement of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property acquired, constructed or improved with the proceeds of such Indebtedness,
       (iii) the amount of Indebtedness secured thereby shall not subsequently be increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such asset or the amount expended to construct or improve such asset, as the case may be;

          (g) Liens in existence on the Closing Date listed on Schedule 8.3(g), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby shall not subsequently be increased;

          (h) all building codes and zoning ordinances and other laws, ordinances, regulations, rules, orders or determinations of any Federal, state, county, municipal or other governmental authority now or hereafter enacted;

          (i)  Liens created pursuant to the Security Documents;

          (j) any Lien on any asset securing Indebtedness permitted to be incurred under subsection 8.2(d) in connection with Sale/Leaseback Transactions expressly permitted by subsection 8.12; provided that (i) the proceeds of such Indebtedness shall be at least equal to 80% of the fair market value (as determined in good faith by the Board of Directors, or any duly authorized committee thereof, of the Borrower) of such asset and (ii) at the time of incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing or would result as a result thereof; and

          (k) judgment Liens created by or resulting from any litigation or legal proceeding if released or bonded within 60 days of the date of creation thereof, unless such litigation or legal proceeding could reasonably be expected to have a Material Adverse Effect.

       8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

          (a)  the Guarantees and Letters of Credit; and


          (b) guarantees made in the ordinary course of its business by the Borrower of obligations of any Subsidiary, which obligations are otherwise permitted under this Agreement.

       8.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly-owned Subsidiaries of the Borrower (provided that the wholly-owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

          (b) any wholly-owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly-owned Subsidiary of the Borrower; and

          (c) pursuant to any sale of assets expressly permitted by subsection 8.6.

       8.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly-owned Subsidiary, except:

          (a) the conveyance, sale, lease, assignment, transfer or other disposition of Obsolete Property or surplus property in the ordinary course of business;

          (b) Asset Sales (other than of inventory or Obsolete Property or pursuant to any Sale/Leaseback Transaction in each case in the ordinary course of business), provided that (i) the Net Proceeds of any such Asset Sale are applied to the extent required by subsection 4.1(c) and (ii) either (A) a line of business is disposed of for a multiple of at least five times the portion of Consolidated EBITDA attributable to such line of business for the preceding four consecutive fiscal quarters (or such fewer number of fiscal quarters as shall have ended since the Closing
       Date) and such line of business accounted for not more than 10% of Consolidated EBITDA for the preceding four consecutive fiscal quarters (or such fewer number of fiscal quarters as shall have ended since the Closing Date) or (B) an asset other than a line of business disposed of pursuant to (A) above is disposed of for not less than its fair market value and, after giving effect to such disposition, the aggregate amount of Net Proceeds of all Asset Sales pursuant to this clause (B) subsequent to the Closing Date shall not exceed $5,000,000;


          (c) any Asset Sale pursuant to any Sale/Leaseback Transaction permitted pursuant to subsection 8.12;

          (d)  the sale of inventory in the ordinary course of business;

          (e) the sale or discount for fair value without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

          (f)  as permitted by subsection 8.5(b);

          (g) the license of Intellectual Property, Mrs. Paul's Intellectual Property and the Aunt Jemima/Celeste Intellectual Property in the ordinary course of business;

          (h) leases or subleases not materially interfering with the ordinary course of conduct of the business of the Borrower and its Subsidiaries; and

          (i) the sale of the Celeste Business (a "Celeste Sale"), so long as no Default or Event of Default has occurred or would result therefrom, provided that (x) the Borrower's pro forma financial ratios after giving effect to the Celeste Sale are no worse than the Borrower's pro forma financial ratios described in subsections 8.1(a), (b) and (c) prior to giving effect to the Celeste Sale and (y) after such Celeste Sale and application of the Net Proceeds from the Celeste Sale and any use of any portion of the Cash Collateral in connection with such Celeste Sale in a manner that would increase the paid-in capital account, the paid-in capital account must be greater than 30% of the sum of the Borrower's (i) paid-in capital plus (ii) Funded Indebtedness.

       8.7 Limitation on Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that,

          (a) the Borrower may pay cash dividends to Holdings (i) to pay any taxes required to be paid by Holdings in the ordinary course of business or (ii) to the extent necessary to enable Holdings to pay cash dividends to VDK Foods to pay any taxes required to be paid by VDK Foods in the ordinary course of business, provided that, in each case, any such taxes are paid no later than fifteen Business Days after the date on which the relevant dividend is made;

          (b) the Borrower may pay cash dividends to Holdings to the extent necessary (i) to enable Holdings to pay fees, expenses and other obligations incurred or required in connection with the Asset Purchase, the Acquisition or the Aunt Jemima/Celeste Acquisition or in connection with the matters described in subsection 9.1(iii)(D) or subsection 9.1(vi) or (ii) to enable Holdings to pay cash dividends to VDK Foods to the extent necessary to enable VDK Foods to pay fees, expenses and other obligations incurred or required in connection with the Asset Purchase, the Acquisition or the Aunt Jemima/Celeste Acquisition or in connection with the matters described in subsection 2(a)(iii)(D) or subsection 2(a)(vi) of the VDK Foods Agreement, provided that Holdings or VDK Foods, as appropriate, shall pay each obligation in respect of which such dividend is made no later than fifteen Business Days after the date on which the relevant dividend is made; and

          (c) the Borrower may pay cash dividends to Holdings to the extent necessary to enable Holdings to pay to any participant under the VDK Holdings, Inc. Incentive Compensation Plan an amount in cash as may be negotiated in return for such participant's relinquishment and waiver of all rights under such plan; provided that (i) the aggregate amount of such dividends paid shall not exceed $2,000,000 in any twelve-month period or $4,000,000 while this Agreement is in effect; and (ii) no

       Event of Default shall have then occurred and be continuing or would result therefrom, provided, that this clause (ii) shall not prohibit any transaction under this subsection 8.7(c) within 60 days of the date of declaration or the making of any binding commitment in respect of any such transaction if at said date of declaration or commitment no Event of Default shall have then occurred and be continuing or would result therefrom.

       8.8 Limitation on Capital Expenditures. Make or commit to make Capital Expenditures in excess of $5,000,000 in the aggregate for the Borrower and its Subsidiaries during any fiscal year of the Borrower; provided, that (i) Capital Expenditures with respect to the 1996 fiscal year (and for (F) below with respect to the 1996 and 1997 fiscal year) (A) shall be limited to $3,000,000 in the aggregate for the Borrower and its Subsidiaries, (B) shall be calculated with respect to the period beginning on the Closing Date and ending on June 30, 1996, (C) shall not include expenditures up to an aggregate amount equal to $500,000 made in connection with the relocation of the Pet-Ritz cobbler production line from the Pillsbury-owned facility in Lithonia, Georgia to the Borrower's Chambersburg, Pennsylvania facility, (D) shall not include expenditures up to an aggregate amount equal to $500,000 made in connection with the relocation and establishment of the executive offices of the Borrower within St. Louis, Missouri, (E) shall not include expenditures up to an aggregate amount equal to the portion of the purchase price for the Mrs. Paul's Acquisition that is treated as a Capital Expenditure, and (F) shall not include expenditures up to an aggregate amount equal to $4,000,000 made in connection with the relocation of the Mrs. Paul's Business from the Campbell Soup-owned facility in Omaha, Nebraska to the Borrower's Erie, Pennsylvania facility or the Borrower's Chambersburg, Pennsylvania facility, (ii) Capital Expenditures with respect to the 1997 fiscal year shall not include expenditures up to an aggregate amount equal to $2,500,000 made in connection with the Jackson, Tennessee pizza sheeting line and the Aunt Jemima packaging automation line,
(iii) Capital Expenditures not in excess of $1,500,000 permitted to be made during any fiscal year (and not carried over from a prior fiscal year) and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year and (iv) Capital Expenditures made during any fiscal year shall be first deemed made in respect of amounts carried over from the prior fiscal year and then deemed made in respects of amounts permitted for such fiscal year.

       8.9 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or any assets constituting a business unit of, or make any other investment in, any Person (an "Investment"), except:

          (a) extensions of trade credit and endorsements of negotiable instruments and other negotiable documents in the ordinary course of business;

          (b)  investments in Cash Equivalents;

          (c) loans and advances to employees and directors of Holdings, the Borrower or any of its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for Holdings, the Borrower and its Subsidiaries not to exceed $400,000 at any time outstanding;

          (d) Investments by the Borrower in its Subsidiaries and Investments by such Subsidiaries in the Borrower and in other Subsidiaries, provided that the aggregate amount of all such Investments (including Investments in the nature of sales and transfers of assets (including, pursuant to a transaction permitted under subsection 8.5(b)) for less than fair market value) after the Closing Date in Foreign Subsidiaries shall not exceed $1,000,000;

          (e) securities held by the Borrower or any of its Subsidiaries prior to the Closing Date and listed on Schedule 8.9(e);

          (f) advances by the Borrower to Holdings, in lieu of the payment of cash dividends, to enable Holdings to make the payments contemplated by subsection 8.7, provided that, if such advances are made with respect to the payments contemplated by subsection 8.7(a) or 8.7(b), such advances are used to make such payments within fifteen Business Days after such advances are made;

          (g) loans and advances to employees and directors of Holdings or the Borrower to purchase Limited Liability Interests, provided that such loans shall not exceed in the aggregate $500,000;

          (h) promissory notes issued to the Borrower or any of its Subsidiaries by the purchasers of assets sold in accordance with subsection 8.6(a), 8.6(b) or 8.6(c), provided that (i) the principal amount of all such promissory notes in connection with any sale of assets shall not exceed 15% of the total sales price for such assets and (ii) the aggregate principal amount of all such promissory notes at any time outstanding shall not exceed $2,000,000;

          (i) Permitted Acquisitions in an aggregate amount not to exceed the Permitted Acquisition Amount; and

          (j)  the Aunt Jemima/Celeste Acquisition.

       8.10 Limitation on Optional Payments and Modifications of Debt Instruments and other Obligations. (a) Make any optional payment or prepayment on or redemption, defeasance or purchase of any Senior Subordinated Notes or other Indebtedness permitted under subsection 8.2(e) (other than a prepayment of the Senior Convertible Loan with the Net Proceeds in excess of $45,000,000 from a Celeste Sale), (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of the Senior Subordinated
Note Indenture or any other agreement or indenture governing the terms and conditions of any other Indebtedness permitted under subsection 8.2(e) (other than any such amendment, modification or change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or would reduce the rate or extend the date for payment of interest thereon or (ii) does not in any way adversely affect the interests of the Agent or the Lenders hereunder or under the other Loan Documents or (iii) is of a technical or clarifying nature) or (c) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of the Transition Services Agreement, the Mrs. Paul's Transition Services Agreement, the Mrs. Paul's

Co-Pack Agreement, the Aunt Jemima/Celeste Transition Services Agreement, the Trademark License Agreement, the Interim Trademark and Trade Name License Agreement, the Patent License Agreement, the McDonald's Co-Pack Agreement and Shared Technology License Agreement (other than any such amendment, modification or change which (i) does not in any way adversely affect the interests of the Agent or the Lenders hereunder or under the other Loan Documents or (ii) is of a technical or clarifying nature).

       8.11 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, provided, that the foregoing restriction shall not prohibit (i) payment of reasonable fees and expenses to directors of Holdings, the Borrower and its Subsidiaries not in excess of $250,000 per fiscal year of the Borrower, (ii) the transactions contemplated by the Aunt Jemima/Celeste Acquisition Agreement, (iii) any payment or other transaction pursuant to any tax sharing agreement, (iv) payments permitted under subsection 8.7 or subsection 8.9, (v) the Indebtedness permitted pursuant to subsection 8.2(b) or 8.2(j), (vi) any employment agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business, (vii) any issuance of securities in connection with employment arrangements, stock options and stock ownership plans of the Borrower entered into in the ordinary course of business, (viii) transactions between the Borrower and its Subsidiaries and (ix) the transactions contemplated by the agreements listed on Schedule 8.11(ix).

       8.12 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary (a "Sale/Leaseback Transaction"), except for Sale/Leaseback Transactions subsequent to the Closing Date the aggregate sales price of which does not exceed $2,500,000 in any year.

       8.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than the last Saturday in June.

       8.14 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those food businesses which are reasonably related to those businesses in which the Borrower and its Subsidiaries are engaged on the Effective Date.


                   SECTION 9.  NEGATIVE COVENANTS OF HOLDINGS

       Holdings agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, Holdings shall not, unless the Required Lenders shall otherwise agree in writing:

       9.1 Limitation on Holdings' Activities. Incur any Indebtedness (other than as contemplated by subsections 6.1(c)(iii) and 8.2(j)) or create any Guarantee Obligations (other than the guarantee of the Borrower's obligations under the Senior Convertible Loan), or make any investments, loans or advances to any Person, or purchase any material assets, or conduct, transact or otherwise engage, or commit to transact, conduct or otherwise engage, in any business or operations other than (i) transactions contemplated in connection with the consummation of the Aunt Jemima/Celeste Acquisition, (ii) the ownership of the Capital Stock of the Borrower, and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) this Agreement and the Guarantee and Collateral Agreement, (B) contracts and agreements with or for the benefit of officers, directors and employees of Holdings or any Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, (D) equity subscription agreements, registration rights agreements, warrant agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof and
(E) the VDK Holdings, Inc. Incentive Compensation Plan, (iv) the offering, issuance and sale of its equity securities to the extent such offering, issuance or sale does not constitute a Default or Event of Default under Section 11(k),
(v) the filing of registration statements, and compliance with applicable reporting and other obligations, under and compliance with its Federal, state or other securities laws, (vi) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of its Subsidiaries, (vii) the performance of contractual obligations in existence on the Closing Date or otherwise permitted hereunder, (viii) the incurrence and payment of its business expenses and any taxes for which it may be liable, (ix) the incurrence of a Lien in favor of the lenders under the Senior Convertible Loan Agreement on cash and cash equivalents of Holdings (the "Cash Collateral") with a value equivalent to the Senior Convertible Loan and an amount calculated to be sufficient, together with the earnings on such cash and cash equivalents, to pay interest on the Senior Convertible Loan for the term thereof and (x) other activities reasonably incidental or related to the foregoing.

       9.2 Restricted Payments. Use any amount received by it pursuant to subsection 8.7 from the Borrower or any of its Subsidiaries for any purpose other than as set forth in such subsection.

       9.3 Net Proceeds. Fail to contribute the Net Proceeds of any issuance of Capital Stock by VDK Foods or Holdings on or after the Closing Date to the Borrower within two Business Days after Holdings receives such Net Proceeds, other than as contemplated by subsection 6.1(c).

       9.4 Dividends. Except as contemplated by subsection 8.7(a) and (b), declare or pay any dividend (other than dividends payable solely in Capital Stock of Holdings) on, or, except as set forth in subsection 9.3, make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of Capital Stock of Holdings, or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings or any of its Subsidiaries.


                             SECTION 10.  GUARANTEE

       10.1 Guarantee. (a) To induce the Agent and the Lenders to execute and deliver this Agreement and to make the Extensions of Credit provided for herein to the Borrower, Holdings hereby unconditionally and irrevocably guarantees to the Agent and the Lenders and their respective successors, permitted transferees and permitted assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (including, without limitation, the Existing Term Loans, the Additional Term Loans, the Revolving Credit Loans and the Swing Line Loans). Holdings further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Holdings under this Section 10. This Guarantee shall remain in full force and effect until the Obligations are paid in full, no Letter of Credit remains outstanding and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

       (b) No payment or payments made by the Borrower or any other Person or received or collected by the Agent or any Lender from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Holdings under this Section 10 which shall, notwithstanding any such payment or payments (other than payments made by Holdings in respect of the Obligations or payments received or collected from Holdings in respect of the Obligations), remain in full force and effect until the Obligations are paid in full, no Letter of Credit remains outstanding and the Commitments are terminated. Holdings agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability under this Section 10, it will notify the Agent and such Lender in writing that such payment is made under this Section 10 for such purpose.

       10.2 No Subrogation, Contribution, Reimbursement or Indemnity. Notwithstanding anything to the contrary in this Section 10, Holdings shall not be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent or any Lender for the payment of the Obligations, nor shall Holdings seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by Holdings hereunder, until all amounts owing to the Agent and the Lenders by the Borrower on account of the Obligations are paid in full, the Commitments are terminated and no Letter of

Credit remains outstanding. If any amount shall be paid to Holdings on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, the Commitments shall not have been terminated or a Letter of Credit remains outstanding, such amount shall be held by Holdings in trust for the Agent and the Lenders, segregated from other funds of Holdings, and shall, forthwith upon receipt by Holdings, be turned over to the Agent in the exact form received by Holdings (duly indorsed by Holdings to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine. The provisions of this paragraph shall survive the termination of the guarantee contained in this Section 10 and the payment in full of the Obligations, the termination of the Commitments and the cancellation, revocation or termination of all outstanding Letters of Credit.

       10.3 Amendments, etc. with respect to the Obligations; Waiver of Rights. Holdings shall remain obligated hereunder notwithstanding that, without any reservation of rights against Holdings, and without notice to or further assent by Holdings, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and this Agreement, the other Loan Documents, any Interest Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender and any other documents executed and delivered in connection herewith or therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) or such Lender or Affiliate may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender or its Affiliates shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 10 or any property subject thereto. When making any demand hereunder against Holdings, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve Holdings of its obligations or liabilities under this Section 10, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against Holdings. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

       10.4 Guarantee Absolute and Unconditional. Holdings waives, to the fullest extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon the guarantee contained in this
Section 10 or acceptance of the guarantee contained in this Section 10; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 10; and all dealings between the Borrower or Holdings, on the one hand, and the Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section
10. Holdings waives, to the fullest extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or Holdings with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of this Agreement, any Note, any other Loan Document or any Interest Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Lender or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or Holdings) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of Holdings under the guarantee contained in this Section 10, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against Holdings, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve Holdings of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against Holdings. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings. The guarantee contained in this Section 10 shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Holdings and its successors, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, permitted transferees and permitted assigns, until all the Obligations and the obligations of Holdings under this Guarantee shall have been satisfied by payment in full, no Letter of Credit remains outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrower may be free from any Obligations.

       10.5 Reinstatement. The guarantee contained in this Section 10 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

       10.6 Payments. Holdings hereby agrees that the Obligations will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

                        SECTION 11.  EVENTS OF DEFAULT

       If any of the following events shall occur and be continuing:

       (a) The Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five Business Days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

       (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

       (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 8 or Section 9 (other than subsection 9.2), Section 6 or 7 of each of the Mortgages, or Section
     5.6 or 5.9(b) of the Guarantee and Collateral Agreement; or

       (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

       (e) The Borrower or any other Loan Party shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation in respect of Indebtedness or in any payments required under any Rate Protection Agreement, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created or under such Rate Protection Agreement, as the case may be, if the aggregate amount of the Indebtedness and/or Guarantee Obligations and/or payments under Rate Protection Agreements in respect of which such default or defaults shall have occurred is at least $500,000; or (ii) default in the observance or performance of any other agreement or condition to be observed or performed by such Loan Party relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or the full amount of such Guarantee Obligation to become payable, provided, however, that a default, event or condition described in this Section 11(e)(ii) shall not constitute an Event of Default under this Section 11(e) unless, at the time of such default, event or condition, defaults, events or conditions of the type described in this Section 11(e)(ii) shall have occurred and are continuing with respect to Indebtedness and Guarantee Obligations in respect to Indebtedness the aggregate amount of which exceeds $500,000; or

       (f) (i) The Borrower or any other Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any other Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any other Loan Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any other Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any other Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any other Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or


       (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, or (vi) any other similar event or condition shall occur or exist with respect to a Plan that could result in a liability (other than in the ordinary course), and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

       (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving individually a liability of $1,000,000 (not paid or fully covered by insurance or indemnity (A) of the Sellers under the Asset Purchase Agreement, (B) of Campbell Soup under the Acquisition Agreement or (C) of Quaker Oats under the Aunt Jemima/Celeste Acquisition Agreement) or in the aggregate a liability (not paid or fully covered by insurance or indemnity (A) of the Sellers under the Asset Purchase Agreement, (B) of Campbell Soup under the Acquisition Agreement or
     (C) of Quaker Oats under the Aunt Jemima/Celeste Acquisition Agreement) of $2,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

       (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert in writing or (ii) any Lien created by any of the Security Documents shall, by reason of any breach by any Loan Party party thereto of any of its covenants or other obligations contained in such Security Documents, cease to be enforceable and of the same effect and priority, subject to Section 11(d), purported to be created thereby (other than Liens with respect to property not constituting a material portion of the Collateral); or

       (j) Any Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert; or

       (k) (i) The Investors and their respective wholly-owned Subsidiaries shall cease (A) to beneficially own, directly or indirectly, at least 60% of the Capital Stock of Holdings and (B) to have the right to cast a majority of the votes of the common shareholders of Holdings, (ii) Dartford, Fenway and their respective wholly-owned Subsidiaries shall cease
     (A) to beneficially own, directly or indirectly, at least 36% of the Capital Stock of Holdings and (B) to have the right to cast a majority of the votes of the common shareholders of Holdings, (iii) Holdings shall cease to own all the Capital Stock of the Borrower or (iv) a Change of Control (as defined in the Senior Subordinated Note Indenture) shall occur under the Senior Subordinated Note Indenture; or

       (l) The subordination provisions contained in Article X of the Senior Subordinated Note Indenture shall cease to be enforceable in accordance with their terms;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i), (ii) or (iii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments (including the Swing Line Commitment) shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower declare the Commitments (including the Swing Line Commitment) to be terminated forthwith, whereupon the Commitments shall immediately terminate; and
(ii) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

       With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in such cash collateral account to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Agent may request to evidence the creation and perfection of the security interest in such cash collateral account.


                            SECTION 12.  THE AGENT

       12.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

       12.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

       12.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

       12.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

       12.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower or Holdings referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

       12.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

       12.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

       12.8 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Agent were not the Agent hereunder and under the other Loan Documents. With respect to the Loans made by it and with respect to any Letter of Credit issued or participated in by it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

       12.9 Successor Agent. (a) The Agent may resign as Agent upon 10 days' notice to the Lenders and the Borrower. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be subject to the approval of the Borrower (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Section 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

       (b) By this provision, each of the parties hereto consents to the resignation of Chemical Bank as Agent hereunder and to the appointment of Chase as the Agent hereunder as successor to Chemical Bank.

                          SECTION 13.  MISCELLANEOUS

       13.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time, (a) enter into with the Borrower and each Loan Party which is a party to the relevant Loan Documents written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder, (b) release Collateral (except that no consent of any Lender or the Required Lenders is required to permit the release of a Lien in connection with any Asset Sale permitted under Section 8 of this Agreement or any other transaction permitted under such Section) or (c) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan made by any Lender or of any installment thereof, or reduce the stated rate of any interest thereon or reduce the fee payable hereunder to any Lender or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Lender's Commitments (including the conversion of any Loan into equity of the Borrower), in each case without the written consent of such Lender directly affected thereby, (ii) amend, modify or waive any provision of this subsection or the definition of Required Transaction Lenders or reduce the percentage specified in the definition of Required Lenders or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release a material portion of the Collateral or release any Guarantee, in each case without the written consent of all the Lenders, (iii) amend, modify or waive any provision of subsections 3.6 through 3.9 without the written consent of the Swing Line Lender, (iv) amend, modify or waive any provision of subsections 3.10 through 3.18 without the written consent of the Issuing Bank, (v) amend, modify or waive any provision of Section 12 without the written consent of the then Agent, (vi) change the allocation among the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans of prepayments to be made pursuant to subsection 4.1 or waive or amend any provision of subsection 4.1(b) without the prior written consent of (1) Lenders holding more than 50% of the aggregate outstanding principal amount of the Tranche A Term Loans, (2) Lenders holding more than 50% of the aggregate outstanding principal amount of the Tranche B Term Loans and (3) Lenders holding more than 50% of the aggregate outstanding principal amount of the Tranche C Term Loans, (vii) change the application of prepayments of Tranche A Term Loans pursuant to subsection 4.1 without the prior written consent of Lenders holding more than 50% of the aggregate outstanding principal amount of the Tranche A Term Loans, (viii) change the application of prepayments of Tranche B Term Loans pursuant to subsection 4.1 without the prior written consent of Lenders holding more than 50% of the aggregate outstanding principal amount of the Tranche B Term Loans,
(ix) change the application of prepayments of Tranche C Term Loans pursuant to subsection 4.1 without the prior written consent of Lenders holding more than 50% of the aggregate outstanding principal amount of the Tranche C Term Loans or
(x) amend, modify or waive any of the conditions to the making of any Extension of Credit or the issuance of any Letter of Credit after the Effective Date contained in subsection 6.2 without the prior written consent of Revolving Credit Lenders, the aggregate Revolving Credit Commitment Percentages of which is more than 50%. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived (to the extent provided in such waiver) shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Notwithstanding anything to the contrary in this subsection 13.1, no consent of any Lender or of the Required Lenders shall be required to permit the release of a Lien in connection with any Asset Sale or other transaction permitted by Section 8 of this Agreement; the Agent shall execute such release and termination as may be required by this Agreement.

       13.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Agent, and as set forth in Schedule 1.1 in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:


       Holdings:        VDK Holdings, Inc.
                        801 Montgomery Street, Suite 400
                        San Francisco, California  94133
                        Attention: M. Laurie Cummings
                        Telecopy: (415) 982-3023

       The Borrower:    Van de Kamp's, Inc.
                        1000 St. Louis Union Station
                        St. Louis, Missouri 63103
                        Attention: Timothy B. Andersen
                        Telecopy: (314) 632-5633

       with copies to:  Richards & O'Neil, LLP
                        885 Third Avenue, 7th Floor
                        New York, New York  10022
                        Attention: Craigh Leonard
                        Telecopy:  (212) 750-9022

       The Agent:       The Chase Manhattan Bank, N.A.
                        10 South La Salle Street, 23rd Floor
                        Chicago, Illinois  60603
                        Attention: Steven J. Faliski
                        Telecopy:  (312) 443-1964

       with a copy to:  Chemical Bank Agent Bank Services
                        140 East 45th Street, 29th Floor
                        New York, New York  10017
                        Attention:  Janet M. Belden
                        Telecopy:  (212) 622-0122

provided that any notice, request or demand to or upon the Agent or the Lenders pursuant to subsection 2.2, 3.2, 3.4, 3.8, 3.11, 4.1, 4.2 or 4.7(b) shall not be effective until received.

       13.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

       13.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

       13.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Loans and the Commitments under, and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel in lieu of the fees and expenses of outside counsel) to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which are payable or determined to be payable in connection with the execution and delivery of, or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent (and their respective directors, officers, trustees, employees and agents) harmless from and against any and all other liabilities (excluding income taxes), obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, the Asset Purchase Agreement, the Asset Purchase, the Acquisition Agreement, the Acquisition, the Aunt Jemima/Celeste Acquisition Agreement, the Aunt Jemima/Celeste Acquisition or the use of the proceeds of the Loans in connection with the Asset Purchase, the Acquisition or the Aunt Jemima/Celeste Acquisition, and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Agent or any such Lender or (ii) legal proceedings commenced against the Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment and/or assignment of the Loans and all other amounts payable hereunder.

       13.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, Holdings, the Lenders, the Agent and their respective successors and assigns, except that neither the Borrower nor Holdings may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender and any assignment or transfer by any Lender of its rights or obligations under this Agreement or any Loan Document must be made in compliance with this subsection 13.6 (and any purported assignment in violation of this subsection shall be null and void).

       (b) Any Lender may, in the ordinary course of its lending or investment business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("Loan Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other

Loan Documents. In the event of any such sale by a Lender of a participating interest to a Loan Participant, (i) such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance thereof, (iii) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, (iv) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) no Loan Participant under any participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except with respect to the matters described in clauses (i) and (ii) of the proviso to the second sentence of subsection 13.1. The Borrower agrees that, while an Event of Default shall have occurred and be continuing if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Loan Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 13.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Loan Participant shall be entitled to the benefits of subsections 4.9, 4.10 and 4.11 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of subsection 4.10 such Loan Participant shall have complied with the requirements of said subsection, and provided, further, that no Loan Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Loan Participant had no such transfer occurred.

       (c) Any Lender may, in the ordinary course of its lending or investment business and in accordance with applicable law, at any time and from time to time assign, with the consent of the Borrower and the Agent in the case of an assignment other than to another Lender or an affiliate thereof (which in each case shall not be unreasonably withheld), to any other Lender or any affiliate thereof or to an additional bank or financial institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit N, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Agent (which consent shall not be unreasonably withheld)) and delivered to the Agent for its acceptance and recording in the Register, provided that, (i) in the case of any such assignment to an Assignee that is an affiliate of the assigning Lender, the consent of the Borrower shall only be required if, at the time of such assignment, such Assignee would be entitled to require the Borrower to pay, or the Borrower would be required to pay, greater amounts under subsection 4.9 or 4.10 than if no such assignment had occurred and (ii) in the case of any such assignment to an additional bank or financial institution or other entity, if such assignment is of less than all of the rights and obligations of the assigning Lender, the sum of the aggregate principal amount of the Loans, the aggregate amount of the L/C Obligations and the aggregate amount of the unused Commitments (A) being assigned to such additional bank or financial institution or other entity and (B) remaining with the assigning Lender are not, in each case, less than $5,000,000 (or such lesser amount as may be agreed to by the Borrower and the Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs when any of the events described in Section 11(f) shall have occurred and be continuing.

       (d) The Agent, on behalf of the Borrower, shall maintain at the address of the Agent referred to in subsection 13.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder (whether or not evidenced by a Note) shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

       (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Agent) together with, except in the case of an assignment pursuant to subsection 4.13, payment to the Agent of a registration and processing fee of $3,500, the Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

       (f) The Borrower authorizes each Lender to disclose to any Loan Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

       (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law, provided that no such assignment, whether to a Federal Reserve Bank or other entity, shall release a Lender from any of its obligations hereunder or substitute any such Federal Reserve Bank or other entity for such Lender as a party hereto or permit an absolute assignment to occur other than in accordance with such provisions of this subsection.

       13.7 Adjustments; Set-off; Proceeds of Collateral. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 11(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursement Obligations owing to it, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

       (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

       (c) If the Agent shall at any time receive any proceeds on any Collateral pursuant to the terms of any Security Document, the Agent shall hold such proceeds for the benefit of the Lenders as collateral security for the Obligations and, in accordance with the terms of this Agreement, the Agent shall apply such proceeds against the Obligations in the following order of priority:

       FIRST, to the payment of all reasonable costs and expenses incurred by the Agent in connection with this Agreement, any Security Document, any other Loan Document or any of the Obligations, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise by the Agent of any right or remedy under this Agreement, any Security Document, or any other Loan Document;

       SECOND, to the ratable satisfaction of all other Obligations; and

       THIRD, to the Borrower or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

       13.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

       13.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without, to the extent permitted by law, invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not, to the extent permitted by law, invalidate or render unenforceable such provision in any other jurisdiction.

       13.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

       13.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

       13.12 Submission To Jurisdiction; Waivers. Each of the Borrower and Holdings hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower or Holdings at its address set forth in subsection 13.2 or at such other address of which the Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

       13.13  Acknowledgements.  The Borrower hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

       13.14 WAIVERS OF JURY TRIAL. THE BORROWER, HOLDINGS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

       13.15 Consent to Amendment of VDK Foods Agreement. By this provision, the Agent and each of the Lenders consents to the amendment by VDK Foods of subsection 2(a)(i) of the VDK Foods Agreement to read as follows: "(i) transactions contemplated in connection with the consummation of the Asset Purchase, the Acquisition and the Aunt Jemima/Celeste Acquisition (including, without limitation, the unsecured loan of at least $20,000,000 from VDK Foods to Holdings".

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              VDK HOLDINGS, INC.


                              By:  /s/ Jamie B. Ardrey
                                   -------------------------------
                                   Title: Executive Vice President

                              VAN DE KAMP'S, INC.


                              By:  /s/ Jamie B. Ardrey
                                   -------------------------------
                                   Title: Executive Vice President

                              CHEMICAL BANK, as Agent


                              By:   /s/ Marian N. Schulman
                                    ------------------------------
                                    Title: Attorney-in-Fact


                              THE CHASE MANHATTAN BANK, N.A., as
                              Agent and as a Lender


                              By:   /s/ Marian N. Schulman
                                    ------------------------------
                                    Title: Attorney-in-Fact

                              BANQUE PARIBAS


                              By:  /s/ Lee S. Buckner
                                   ------------------------------
                                   Title:  Group Vice President

                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By: /s/ David Bouhl, F.V.P.
                                 ---------------------------------
                                 Title:  Head of Corporate Banking

                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                              By:   /s/ Brian J. Klatt
                                    ----------------------------------
                                    Title:  Vice President

                              By:   /s/ Dennis J. Ziengs
                                    ----------------------------------
                                    Title:  General Manager North America

                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES


                              By:   /s/ Nicholas Kalogeropoulos
                                    ------------------------------
                                    Title: Assistant Treasurer

                              By:   /s/ Craig D. Meisner
                                    ------------------------------
                                    Title: Vice President

                              FLEET NATIONAL BANK (successor in interest to Fleet Bank of Massachusetts, N.A.)


                              By:   /s/ Kevin P. Cronin
                                    -------------------------------
                                    Title: Senior Vice President

                              HARRIS TRUST AND SAVINGS BANK


                              By:  /s/ Glen Clark
                                   ----------------------------
                                   Title: Vice President

                              THE FIRST NATIONAL BANK OF BOSTON


                              By:   /s/ C. Andrew Piculell
                                    --------------------------------
                                    Title: Vice President

                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                              By:   /s/ Anthony R. Clemente
                                    ---------------------------------
                                    Title: Authorized Signatory

                              PRIME INCOME TRUST


                              By:   /s/ Rajesh K. Gupta
                                    ------------------------------
                                    Title:  Senior Vice President

                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                              TRUST


                              By:   /s/ Kathleen A. Zarn
                                    -------------------------------
                                    Title: Vice President

                              BANQUE NATIONALE DE PARIS


                              By:   /s/ Mark Whitson
                                    ------------------------------
                                    Title: Vice President

                              By:   /s/ Pamela Lucash
                                    ------------------------------
                                    Title: Assistant Treasurer

                              FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA


                              By:   /s/ Henry R. Biedrzycki
                                    ------------------------------
                                    Title:  Vice President

                              FIRST BANK NATIONAL ASSOCIATION


                              By:   /S/ Elliot J. Jaffe
                                    ------------------------------
                                    Title: Vice President

                              MIDLAND BANK PLC


                              By:   /s/ Michelene Spencer
                                    -------------------------------
                                    Title: Executive Vice President

                              NEW YORK LIFE INSURANCE COMPANY


                              By:   /s/ Adam G. Clemens
                                    ------------------------------
                                    Title: Investment Vice President

                              PILGRIM AMERICA PRIME RATE TRUST


                              By:   /s/ Michael Bacevich
                                    ------------------------------
                                    Title: Vice President

                              SENIOR HIGH INCOME PORTFOLIO, INC.


                              By:   /s/ Anthony R. Clemente
                                    ------------------------------
                                    Title: Authorized Signatory

                              FEDERAL STREET PARTNERS


                              By:   /s/ Tim Barnes
                                    ------------------------------
                                    Title:  Division Executive

                                                                      ANNEX A TO
                                                  CREDIT AND GUARANTEE AGREEMENT
                                                  ------------------------------


               PRICING GRID FOR REVOLVING CREDIT LOANS AND TRANCHE A TERM LOANS

===============================================================================================
                          Ratio of Consolidated
Consolidated Cash             Total Debt to           Applicable Margin
 Interest Expense             Consolidated             for Eurodollar         Applicable Margin
      Ratio                      EBITDA                     Loans               For ABR Loans
- -----------------------------------------------------------------------------------------------
Less-than                 Greater-than
  2.25 to 1.00              3.75 to 1.00              2.50% (Tranche A        1.50% (Tranche A
                                                      and Revolving            and Revolving
                                                      Credit)                     Credit)

                                                      3.00% (Tranche B)       2.00% (Tranche B)

                                                      3.25% (Tranche C)       2.25% (Tranche C)
- -----------------------------------------------------------------------------------------------
Greater-than or equal     Less-than or equal
  2.25 to 1.00              3.75 to 1.00              2.25% (Tranche A        1.25% (Tranche A
                                                      and Revolving            and Revolving
                                                      Credit)                     Credit)

                                                      3.00% (Tranche B)       2.00% (Tranche B)

                                                      3.25% (Tranche C)       2.25% (Tranche C)
- -----------------------------------------------------------------------------------------------
Greater-than or equal     Less-than or equal
  2.75 to 1.00              3.00 to 1.00              2.00% (Tranche A        1.00% (Tranche A
                                                      and Revolving            and Revolving
                                                      Credit)                     Credit)

                                                      3.00% (Tranche B)       2.00% (Tranche B)

                                                      3.25% (Tranche C)       2.25% (Tranche C)
===============================================================================================

                                                                 SCHEDULE 1.1 TO
                                                     SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

                  COMMITMENTS, ADDRESSES AND LENDING OFFICES
                  ------------------------------------------


- ------------------------------------------------------------------------------------------------------------------
THE CHASE MANHATTAN BANK, N.A.

 Total Tranche A   Additional Tranche A  Total Tranche B  Additional Tranche B
    Term Loan           Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  ----------------
  $10,065,789.45       $3,639,653.10      $31,384,615.39      $11,769,230.77     $19,615,384.61    $2,684,210.55

     Domestic Lending Office:            Eurodollar Lending Office:             Address for Notices:
     -----------------------             -------------------------              -------------------

     270 Park Avenue                     270 Park Avenue                        10 South La Salle Street
     New York, New York  10017           New York, New York  10017              23rd Floor
                                                                                Chicago, Illinois  60603
                                                                                Attn:  Steven J. Faliski
                                                                                Telephone:  (312) 807-4073
                                                                                Telecopier: (312) 443-1964
- ------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------
BANQUE NATIONALE DE PARIS

Total Tranche A    Additional Tranche A  Total Tranche B  Additional Tranche B
   Term Loan            Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  ----------------
  $4,736,842.11       $4,736,842.11           $0.00              $0.00               $0.00         $1,263,157.89

     Domestic Lending Office:            Eurodollar Lending Office:             Address for Notices:
     -----------------------             -------------------------              -------------------

     499 Park Avenue                     499 Park Avenue                        499 Park Avenue
     New York, New York  10022           New York, New York  10022              New York, New York  10022
                                                                                Attn: Mark Whitson
                                                                                Telephone:  (212) 415-9884
                                                                                Telecopier: (212) 418-8269
- -----------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------
BANQUE PARIBAS

Total Tranche A    Additional Tranche A  Total Tranche B  Additional Tranche B
   Term Loan            Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- ----------------   --------------------  ---------------  --------------------  ---------------  ----------------
 $8,684,210.53        $2,922,846.89           $0.00              $0.00                $0.00        $2,315,789.47

        Domestic Lending Office:                Eurodollar Lending Office:            Address for Notices:
        -----------------------                 -------------------------             -------------------

        2029 Century Park East                  2029 Century Park East                101 California Street
        Suite 3900                              Suite 3900                            Suite 3150
        Los Angeles, California  90067          Los Angeles, California  90067        San Francisco, CA  94111
                                                                                      Attn:  Robert N. Pinkerton
                                                                                      Telephone :  (415) 398-6811
                                                                                      Telecopier:  (415) 398-4240
- -----------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------

CAISSE NATIONALE DE CREDIT AGRICOLE

Total Tranche A    Additional Tranche A  Total Tranche B  Additional Tranche B
   Term Loan            Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- ----------------   --------------------  ---------------  --------------------  ---------------  ----------------
$9,473,684.21         $3,313,456.94           $0.00              $0.00            $0.00            $2,526,315.79

        Domestic Lending Office:                Eurodollar Lending Office:            Address for Notices:
        -----------------------                 -------------------------             ---------------

        55 East Monroe                          55 East Monroe                        55 East Monroe
        Chicago, Illinois  60603-5702           Chicago, Illinois  60603-5702         Suite 4700
                                                                                      Chicago, Illinois  60603
                                                                                      Attn:  Ted Tice
                                                                                      Telephone:   (312) 917-7463
                                                                                      Telecopier:  (312) 372-3455
- -----------------------------------------------------------------------------------------------------------------

                                                                               3

- -----------------------------------------------------------------------------------------------------------------------------------
COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK
 B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH

  Total Tranche A    Additional Tranche A  Total Tranche B     Additional Tranche B
    Term Loan            Term Loan           Term Loan             Term Loan           Tranche C Term        Revolving Credit
    Commitment           Commitment         Commitment             Commitment          Loan Commitment          Commitment
- ----------------    --------------------  ---------------  --------------------------  ---------------  ---------------------------
  $9,473,684.21         $3,313,456.94          $0.00                 $0.00                   $0.00            $2,526,315.79

     Domestic Lending Office:                              Eurodollar Lending Office:                   Address for Notices:
     -----------------------                               -------------------------                    -------------------

     Rabobank Nederland                                    Rabobank Nederland                           Rabobank Nederland
     245 Park Avenue                                       245 Park Avenue                              300 South Wacker Drive
     New York, New York  10167                             New York, New York  10167                    Suite 3500
                                                                                                        Chicago, Illinois  60606
                                                                                                        Attn:  Larry Sidwell
                                                                                                        Telephone:  (312) 408-8203
                                                                                                        Telecopier:  (312) 408-8240
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

Total Tranche A     Additional Tranche A  Total Tranche B     Additional Tranche B
  Term Loan             Term Loan           Term Loan              Term Loan           Tranche C Term      Revolving Credit
  Commitment           Commitment           Commitment             Commitment          Loan Commitment        Commitment
- ------------------  --------------------  ---------------  --------------------------  ---------------     ----------------
  $9,473,684.21        $3,313,456.94          $0.00                  $0.00                  $0.00            $2,526,315.79

     Domestic Lending Office:             Eurodollar Lending Office:                   Address for Notices:
     ----------------------               -------------------------                    -------------------

     Dresdner Bank AG, New York Branch    Dresdner Bank AG, New York Branch            75 Wall Street
     75 Wall Street                       75 Wall Street                               29th Floor
     New York, New York  10005-2889       New York, New York  10005-2889               New York, NY  10005-2889
                                                                                       Attn:  Richard Conroy
                                                                                       Telephone:  (212) 574-0206
                                                                                       Telecopier:  (212) 574-0129
- -----------------------------------------------------------------------------------------------------------------------------------

R&O-221337.1

                                                                                                                4
- ------------------------------------------------------------------------------------------------------------------
FEDERAL STREET PARTNERS

 Total Tranche A   Additional Tranche A  Total Tranche B  Additional Tranche B
    Term Loan           Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  -----------------
      $0.00               $0.00           $2,461,538.46       $2,461,538.46       $1,538,461.54         $0.00

   Domestic Lending Office:            Eurodollar Lending Office:             Address for Notices:
   -----------------------             -------------------------              -------------------

   100 Federal Street                  100 Federal Street                     100 Federal Street
   Boston, MA  02110                   Boston, MA  02110                      Boston, MA  02110
                                                                              Attn: Tim Barns
                                                                              Telephone:  (617) 434-7976
                                                                              Telecopier: (617) 434-4929
- ------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------
FIRST BANK NATIONAL ASSOCIATION
Total Tranche A    Additional Tranche A  Total Tranche B  Additional Tranche B
     Term Loan          Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
    Commitment          Commitment         Commitment          Commitment       Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  -----------------
  $4,736,842.11        $4,736,842.11          $0.00               $0.00               $0.00         $1,263,157.89

   Domestic Lending Office:            Eurodollar Lending Office:             Address for Notices:
   -----------------------             -------------------------              -------------------

   First Bank Place                    First Bank Place                       First Bank Place
   601 Second Ave., South              601 Second Ave., South                 601 Second Ave., South
   Minneapolis, MN  55402              Minneapolis, MN  55402                 Minneapolis, MN  55402
                                                                              Attn: Elliott Jaffee
                                                                              Telephone:  (612) 973-0543
                                                                              Telecopier: (612) 973-0825
- ------------------------------------------------------------------------------------------------------------------

THE FIRST NATIONAL BANK OF BOSTON


 Total Tranche A    Additional Tranche A    Total Tranche B    Additional Tranche B
    Term Loan            Term Loan             Term Loan            Term Loan          Tranche C Term     Revolving Credit
   Commitment            Commitment           Commitment            Commitment         Loan Commitment       Commitment
- -----------------   --------------------    ---------------    --------------------    ---------------    ----------------
  $8,684,210.53       $2,922,846.89              $0.00                  $0.00                $0.00          $2,315,789.47


          Domestic Lending Office:                 Eurodollar Lending Office:                  Address for Notices:
          ------------------------                 --------------------------                  --------------------

          100 Federal Street                       100 Federal Street                          Diversified Finance
          Boston, Massachusetts  02110             Boston, Massachusetts  02110                MS 01-09-01
                                                                                               100 Federal Street
                                                                                               Boston, Massachusetts  02110
                                                                                               Attn:  Timothy Barns
                                                                                               Telephone:  (617) 434-7976
                                                                                               Telecopier:  (617) 434-4929
- --------------------------------------------------------------------------------------------------------------------------


FIRST UNION NATIONAL BANK OF NORTH CAROLINA

Total Tranche A     Additional Tranche A    Total Tranche B    Additional Tranche B
  Term Loan              Term Loan             Term Loan            Term Loan          Tranche C Term     Revolving Credit
 Commitment             Commitment            Commitment            Commitment         Loan Commitment       Commitment
- -----------------   --------------------    ---------------    --------------------    ---------------    ----------------
  $4,736,842.11         $4,736,842.11             $0.00                $0.00                $0.00           $1,263,157.89


          Domestic Lending Office:                 Eurodollar Lending Office:                  Address for Notices:
          ------------------------                 --------------------------                  --------------------

          1 First Union Center                     1 First Union Center                        1 First Union Center
          301 S. College St.                       301 S. College St.                          301 S. College St.
          Charlotte, NC  28288                     Charlotte, NC  28288                        Charlotte, NC  28288
                                                                                               Attn: Ed Ross
                                                                                               Telephone: (704) 383-9839
                                                                                               Telecopier: (704) 374-3300
- -------------------------------------------------------------------------------------------------------------------------

FLEET NATIONAL BANK


 Total Tranche A     Additional Tranche A    Total Tranche B    Additional Tranche B
    Term Loan             Term Loan             Term Loan            Term Loan          Tranche C Term     Revolving Credit
   Commitment             Commitment           Commitment            Commitment         Loan Commitment       Commitment
- -----------------    --------------------    ---------------    --------------------    ---------------    ----------------
 $9,473,684.21           $3,313,456.94             $0.00                $0.00                 $0.00         $2,526,315.79


        Domestic Lending Office:                    Eurodollar Lending Office:                 Address for Notices:
        ------------------------                    --------------------------                 --------------------

        75 State Street, MAB0F04P                   75 State Street, MAB0F04P                  75 State Street, MAB0F04P
        Boston, Massachusetts  02109                Boston, Massachusetts  02109               Boston, Massachusetts  02109
                                                                                               Attn:  Linda Copoulos
                                                                                               Telephone:  (617) 346-1811
                                                                                               Telecopier:  (617) 346-1569
- ---------------------------------------------------------------------------------------------------------------------------


HARRIS TRUST AND SAVINGS BANK

Total Tranche A      Additional Tranche A    Total Tranche B    Additional Tranche B
  Term Loan                Term Loan            Term Loan           Term Loan           Tranche C Term     Revolving Credit
  Commitment              Commitment           Commitment           Commitment         Loan Commitment       Commitment
- -----------------    --------------------    ---------------    --------------------   ---------------    ----------------
 $9,473,684.21           $3,313,456.94            $0.00               $0.00                 $0.00           $2,526,315.79


        Domestic Lending Office:                    Eurodollar Lending Office:                 Address for Notices:
        ------------------------                    --------------------------                 --------------------

        111 West Monroe Street                      111 West Monroe Street                     111 West Monroe Street
        Chicago, Illinois  60603                    Chicago, Illinois  60603                   18th Floor West
                                                                                               Chicago, Illinois  60603
                                                                                               Attn:  Ylanda T. Wilhite
                                                                                               Telephone:  (312) 461-3776
                                                                                               Telecopier:  (312) 765-8095
- ---------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

 Total Tranche A   Additional Tranche A  Total Tranche B  Additional Tranche B
    Term Loan           Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  ----------------
    $0.00                  $0.00          $7,384,615.38           $0.00         $4,615,384.62          $0.00

     Domestic Lending Office:            Eurodollar Lending Office:                 Address for Notices:
     ------------------------            --------------------------                 --------------------

     800 Scudders Mill Road              800 Scudders Mill Road                     800 Scudders Mill Road
     Plainsboro, New Jersey  08536       Plainsboro, New Jersey  08536              Plainsboro, New Jersey  08536
                                                                                    Attn:  Anthony Clemente
                                                                                    Telephone:   (609) 282-2059
                                                                                    Telecopier:  (609) 282-2756
- -----------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------

MIDLAND BANK PLC

Total Tranche A    Additional Tranche A  Total Tranche B  Additional Tranche B
  Term Loan           Term Loan            Term Loan         Term Loan          Tranche C Term   Revolving Credit
 Commitment           Commitment           Commitment        Commitment         Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  ----------------
$4,736,842.11             $4,736,842.11      $0.00                 $0.00             $0.00        $1,263,157.89

     Domestic Lending Office:            Eurodollar Lending Office:             Address for Notices:
     ------------------------            --------------------------             --------------------

     140 Broadway                        140 Broadway                           140 Broadway
     New York, NY  10015                 New York, NY  10015                    New York, NY  10015
                                                                                Attn: Michelene Spencer
                                                                                Telephone:  (212) 658-2751
                                                                                Telecopier: (212) 658-2580
- -----------------------------------------------------------------------------------------------------------------

                                                                              8

- ------------------------------------------------------------------------------------------------------------------
NEW YORK LIFE INSURANCE COMPANY

 Total Tranche A   Additional Tranche A  Total Tranche B  Additional Tranche B
    Term Loan           Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  ----------------
     $0.00                $0.00           $7,384,615.38      $7,384,615.38       $4,615,384.62         $0.00

      Domestic Lending Office:                Eurodollar Lending Office:             Address for Notices:
      -----------------------                 -------------------------              -------------------

      51 Madison Avenue                       51 Madison Avenue                      51 Madison Avenue
      New York, NY  10010                     New York, NY  10010                    New York, NY  10010
                                                                                     Attn: Donnamarie Christina
                                                                                     Telephone:  (212) 576-3857
                                                                                     Telecopier: (212) 576-8340
- ------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------
PILGRIM AMERICA PRIME RATE TRUST

Total Tranche A    Additional Tranche A  Total Tranche B  Additional Tranche B
   Term Loan            Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  ----------------
     $0.00                $0.00           $7,384,615.39       $7,384,615.39      $4,615,384.61         $0.00

     Domestic Lending Office:                 Eurodollar Lending Office:               Address for Notices:
     -----------------------                  -------------------------                -------------------

     Two Renaissance Sq.                      Two Renaissance Sq.                      Two Renaissance Sq.
     40 N. Central Avenue                     40 N. Central Avenue                     40 N. Central Avenue
     Phoenix, AZ  85004-4424                  Phoenix, AZ  85004-4424                  Phoenix, AZ  85004-4424
                                                                                       Attn: Howard Tiffen
                                                                                       Telephone:  (602) 417-8255
                                                                                       Telecopier: (602) 417-8327
- -----------------------------------------------------------------------------------------------------------------

                                                                             9

- --------------------------------------------------------------------------------------------------------------------
PRIME INCOME TRUST

 Total Tranche A   Additional Tranche A  Total Tranche B  Additional Tranche B
    Term Loan           Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
   Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- -----------------  --------------------  ---------------  --------------------  ---------------  ----------------
     $0.00                $0.00           $8,000,000.00         $1,000,000         $5,000,000          $0.00

       Domestic Lending Office:            Eurodollar Lending Office:                   Address for Notices:
       -----------------------             -------------------------                    -------------------

       Two World Trade Center              Two World Trade Center                       Two World Trade Center
       New York, New York  10048           New York, New York  10048                    New York, New York  10048
                                                                                        Attn:  Rafael Scolari
                                                                                        Telephone:   (212) 392-5886
                                                                                        Telecopier:  (212) 392-5345
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------
SENIOR HIGH INCOME PORTFOLIO, INC.

Total Tranche A    Additional Tranche A  Total Tranche B  Additional Tranche B
   Term Loan            Term Loan           Term Loan           Term Loan      Tranche C Term    Revolving Credit
  Commitment           Commitment          Commitment          Commitment      Loan Commitment      Commitment
- ---------------    --------------------  ---------------  -------------------- ---------------   ----------------
     $0.00                 $0.00          $3,076,923.08       $3,076,923.08     $1,923,076.92          $0.00

      Domestic Lending Office:               Eurodollar Lending Office:               Address for Notices:
      -----------------------                -------------------------                -------------------

      800 Scudders Mill Road                 800 Scudders Mill Road                   800 Scudders Mill Road
      Plainsboro, NJ  08536                  Plainsboro, NJ  08536                    Plainsboro, NJ  08536
                                                                                      Attn:  Anthony Clemente
                                                                                      Telephone:   (609) 282-2059
                                                                                      Telecopier:  (609) 282-2756
- --------------------------------------------------------------------------------------------------------------------

                                                                              10

- ------------------------------------------------------------------------------------------------------------------
VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

 Total Tranche A    Additional Tranche A  Total Tranche B  Additional Tranche B
    Term Loan            Term Loan           Term Loan          Term Loan        Tranche C Term   Revolving Credit
    Commitment           Commitment         Commitment          Commitment       Loan Commitment     Commitment
- ------------------  --------------------  ---------------  --------------------  ---------------  ----------------
      $0.00                 $0.00         $12,923,076.92       $6,923,076.92      $8,076,923.08         $0.00

      Domestic Lending Office:                Eurodollar Lending Office:               Address for Notices:
      -----------------------                 -------------------------                -------------------

      One Parkview Plaza                      One Parkview Plaza                       One Parkview Plaza
      Oakbrook Terrace, Illinois  60181       Oakbrook Terrace, Illinois  60181        Oakbrook Terrace, IL 60181
                                                                                       Attn:  Jeffrey W. Maillet
                                                                                       Telephone:   (708) 684-6438
                                                                                       Telecopier:  (708) 684-6741
- ------------------------------------------------------------------------------------------------------------------

                                                                 SCHEDULE 5.1(a)


            FINANCIAL CONDITION - MATERIAL CHANGES IN BORROWER SINCE
            --------------------------------------------------------
                               DECEMBER 31, 1995
                               -----------------

Since March 30, 1996 and up to and including the date hereof, the Loan Parties have or will have, consummated the Mrs. Paul's Acquisition and the Aunt Jemima/Celeste Acquisition and increased material liabilities in connection therewith.

                                                                 SCHEDULE 5.1(b)


         FINANCIAL CONDITION - MATERIAL CHANGES IN THE AUNT JEMIMA AND
         --------------------------------------------------------------
                     CELESTE BUSINESSES SINCE MAY 31, 1996
                     -------------------------------------

                                      None

                                                                    SCHEDULE 5.4

                                    CONSENTS
                                    --------

The following consents are required in connection with the Aunt Jemima/Celeste Acquisition or the Aunt Jemima/Celeste Acquisition Agreement.

Third Party Consents
- --------------------

 .    Packaging Machinery Lease between Gulf States Paper Corporation and The
     Quaker Oats Company, dated February 16, 1985, as amended (HS11198-442, GSPC lease #234 - Kliklok Captain "H" Loader)

 .    Packaging Machinery Lease between Gulf States Paper Corporation and The
     Quaker Oats Company, dated August 23, 1985, as amended (HS10198-457, GSPC lease #249 - Kliklok Captain "H" Loader)

 .    Packaging Machinery Lease between Universal Packaging Corporation and The
     Quaker Oats Company, dated March 10, 1982, as amended (HS10198-313, GSPC lease #41775 - Kliklok Captain "S" Packaging Machine)

 .    Packaging Machinery Lease between Universal Packaging Corporation and The
     Quaker Oats Company, dated March 10, 1982, as amended (HS11198-344 - Kliklok Captain "S" Packaging Machine)

 .    Packaging Machinery Lease between Universal Packaging Corporation and The
     Quaker Oats Company, dated March 10, 1982, as amended (HS11198-355, Lease #5577 - Kliklok Captain "S" Packaging Machine)

 .    Packaging Machinery Lease between Universal Packaging Corporation and The
     Quaker Oats Company, dated March 10, 1982, as amended (HS11198-398, Lease #62679-B - Kliklok Captain "S" Packaging Machine)

 .    Packaging Machinery Lease between Universal Packaging Corporation and The
     Quaker Oats Company, dated March 10, 1982, as amended (HS11198-400, Lease #62679-A - Kliklok Captain "S" Packaging Machine)

 .    Power Supply Contract, dated as of March 1, 1992, among The City of
     Jackson, Tennessee, The Quaker Oats Company and Tennessee Valley Authority

Required Governmental Approval and Notices
- ------------------------------------------

A.        TO BE OBTAINED PRIOR TO THE EFFECTIVE DATE
          ------------------------------------------

          1. Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated.

B.        TO BE OBTAINED POST-EFFECTIVE DATE
          ----------------------------------

          1. New applications for environmental permits with new company name have been filed with the following authorities, and new license is awaited:

               .    Tennessee Division of Air Pollution Control
               .    Tennessee Division of Water Pollution Control
               .    Jackson, Tennessee Utility Division
               .    Tennessee Division of Solid Waste Management

          2. New license from USDA will be required to utilize frozen fruits and vegetables at the Jackson facility

                                                                    SCHEDULE 5.6


                                   LITIGATION
                                   ----------

                                      None

                                                                    SCHEDULE 5.8


                                 REAL PROPERTY
                                 -------------

I.  Owned Real Property
    -------------------

     A. That property commonly known and numbered 2200 East 38th Street, Erie, Pennsylvania, not including the contiguous 7.2 undeveloped acres.

     B. That property commonly known and numbered 225 West Vine Street, Chambersburg, Pennsylvania.

     C. That property commonly known and numbered 96 Quaker Drive, Jackson, Tennessee.


II.  Leased Real Property
     --------------------

     A. Headquarters of the Borrower, leased at 1000 St. Louis Union Station, St. Louis, Missouri 63103

                                                                 Schedule 6.1(f)

         Sources and Uses of Funds for Aunt Jemima/Celeste Acquisition
         -------------------------------------------------------------



================================================================================
      Sources                                   Uses
      -------
- --------------------------------------------------------------------------------
Additional Term      $135,000,000  Excess Inventory                 ($2,200,000)
Loans
- --------------------------------------------------------------------------------
Senior Convertible    $20,000,000  Purchase Price                   $188,000,000
Loan
- --------------------------------------------------------------------------------
Capital Contribution  $40,000,000  Transaction Fees and Expenses      $7,500,000
by Holdings
- --------------------------------------------------------------------------------
Cash on Hand          $ 8,000,000  Transition Costs                   $2,500,000
- --------------------------------------------------------------------------------
Total                $195,800,000  Total                            $195,800,000
                     ============                                   ============
================================================================================

                                                              SCHEDULE 6.1(x)




                           PROPERTIES FOR APPRAISAL
                           ------------------------


Tangible Assets - Personal Property
                - Real Estate

Intangible Assets:
       Celeste(R) Trademarks and Trade Names
       Aunt Jemima(R) License
       Broker Network
       Product Recipes and Formulations
       Packaging and Promotional Materials
       Manufacturing Trade Secrets
       Manufacturing Systems Software
       Total Intangible Assets

                                                              SCHEDULE 8.3(e)


                           EASEMENTS, LICENSES, ETC.
                           -------------------------


          See Title Policy #39005310700000037, as marked and redated September 19, 1995, issued by Chicago Title Insurance Company to Mortgagee with respect to the property located in Erie, Pennsylvania and the endorsement thereto delivered pursuant to Section 6.1(s) hereto, as well as Title Policy #9581-00241, dated September 19, 1995, issued by the Chicago Title Insurance Company to Mortgagee with respect to the property located in Chambersburg, Pennsylvania and the endorsement thereto delivered pursuant to Section 6.1(s) hereto.

          See Title Commitment #00279395 dated April 29, 1996 and see any matters shown on that certain Survey for that property commonly known and numbered 96 Quaker Drive, Jackson, Tennessee prepared by Barge Waggoner Sumner and Canon dated June 20, 1996 and last revised on July 1, 1996.

                                                                 SCHEDULE 8.3(g)


                                EXISTING LIENS
                                --------------


          1. See Title Policy #39005310700000037, as marked and redated September 19, 1995, issued by Chicago Title Insurance Company to Mortgagee with respect to the property located in Erie, Pennsylvania and the endorsement thereto delivered pursuant to
               Section 6.1(r) hereto, as well as Title Policy #9581-00241, dated September 19, 1995, issued by the Chicago Title Insurance Company to Mortgagee with respect to the property located in Chambersburg, Pennsylvania and the endorsement thereto delivered pursuant to Section 6.1(r) hereto.

          2. See Title Commitment #00279395 dated April 29, 1996 and see any matters shown on that certain Survey for that property commonly known and numbered 96 Quaker Drive, Jackson, Tennessee prepared by Barge Waggoner Sumner and Canon dated June 20, 1996 and last revised on July 1, 1996.

                                                                 SCHEDULE 8.9(e)


                 SECURITIES HELD BY BORROWER OF ANY SUBSIDIARY
                 ---------------------------------------------


Notes issued by employees and directors of Holdings or the Borrower as contemplated by Section 8.9(g)

                                                               SCHEDULE 8.11(ix)


                            AFFILIATE TRANSACTIONS
                            ----------------------

1. Amended and Restated Management Services Agreement, dated as of the Effective Date, between Borrower and Dartford.

2. Computer Services Agreement, dated September 5, 1995, between the Borrower and Windy Hill Pet Food Company LLC.

3. Payment to Dartford, Fenway, UBS and National Sun Industries of fees and expenses incurred prior to the Effective Date which are included in the $7,500,000 referenced in Section 6.1(ab) of this Agreement.

4. Loans from Borrower to employees of Borrower to purchase Limited Liability Interests as contemplated by subsection 6.1(c) hereof.

                                                                       EXHIBIT A
                                                         TO AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

         SECOND AMENDMENT TO OPEN-END MORTGAGE AND SECURITY AGREEMENT
         ------------------------------------------------------------



          THIS SECOND AMENDMENT, dated as of July __, 1996 is made by VAN DE KAMP'S, INC., a Delaware corporation (formerly known as Dartford Frozen Foods, Inc.) ("Mortgagor"), whose address is 1000 St. Louis Union Station, St. Louis, Missouri, to THE CHASE MANHATTAN BANK, N.A., a national banking association, whose address is 270 Park Avenue, New York, New York 10017, as Agent (in such capacity, "Mortgagee") for itself and for the several banks and financial institutions from time to time parties to that certain Second Amended and Restated Credit and Guarantee Agreement dated as of the date hereof among VDK Holdings, Inc., a Delaware corporation ("Holdings"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and Mortgagee (as the same may be further amended, restated, supplemented, modified or replaced from time to time, the "Credit Agreement"). References to this "Mortgage" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.


                                  Background
                                  ----------

          WHEREAS, Holdings, Grantor, Beneficiary (as defined below) and certain banks and other financial institutions (the "Existing Lenders") are parties to the Amended and Restated Credit and Guarantee Agreement, dated as of May 6, 1996 (as amended and waived to the date hereof, the "Existing Credit Agreement"), pursuant to which the Existing Lenders made loans to, and acquired participations in letters of credit for the account of, Grantor to enable Grantor to consummate the transactions contemplated by the Asset Purchase Agreement (as defined in the Credit Agreement) and the Acquisition Agreement (as defined in the Credit Agreement);

          WHEREAS, Grantor has entered into an Asset Purchase Agreement, dated as of May 15, 1996 (the "Aunt Jemima/Celeste Acquisition Agreement"), The Quaker Oats Company, a New Jersey corporation ("Quaker Oats") pursuant to which Grantor has agreed to purchase, and Quaker Oats has agreed to sell, substantially all of the assets comprising the Aunt Jemima/Celeste Business (as defined below), upon the terms and subject to the conditions set forth therein (the "Aunt Jemima/Celeste Acquisition");

          WHEREAS, Grantor has requested that Beneficiary and the Lenders enter into the Credit Agreement to provide a portion of the funds required to consummate the Aunt Jemima/Celeste Acquisition and to provide for the working capital requirements of the Businesses after the Aunt Jemima/Celeste Acquisition and for general corporate purposes;

          WHEREAS, a certain Open-End Mortgage and Security Agreement dated as of September 19, 1995 and recorded on September 22, 1995 in Volume 1024, Page 11 of the Recorder's Office of Franklin County, Pennsylvania, as amended by that certain First Amendment to Mortgage and Security Agreement dated as of May 6, 1996 and recorded on May 10, 1996 in Volume 1295, page 594 of the Recorder's Office of Franklin County, Pennsylvania (as amended, the "Mortgage") given by Mortgagor to Mortgagee encumbers real property together with the improvements located thereon (the "Improvements") described on Schedule A attached hereto (the "Real Estate");

          WHEREAS, the Mortgage has been assigned by Chemical Bank, as Agent to The Chase Manhattan Bank, N.A., as Agent by that certain Assignment dated as of even date herewith and to be recorded in the Recorder's Office of Franklin County, Pennsylvania;

          WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders have agreed, among other things, to increase the Tranche A Term Loans and the Tranche B Term Loans, and to add a new Tranche C Term Loan facility on the condition (among others) that Mortgagor execute this Second Amendment;

          NOW THEREFORE, in consideration of the premises and for the sum of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby agrees as follows:

          1. All references in the Mortgage to the "Credit Agreement" shall be deemed to mean the Credit and Guarantee Agreement dated as of September 19, 1996 among Mortgagor, Holdings, the Existing Lenders and Mortgagee, as amended and restated by the Amended and Restated Credit and Guarantee Agreement dated as of May 6, 1996 and as further amended and restated by the Second Amended and Restated Credit and Guarantee Agreement dated as of the date hereof among Mortgagor, Holdings, the Existing Lenders, the New Lenders and Mortgagee, and as it may be further amended, supplemented or otherwise modified from time to time.

          2. All references in the Mortgage to the "Lenders" shall be deemed to mean the Lenders under the Credit Agreement.

          3. All references in the Mortgage to the "Loans" shall be deemed to mean the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Swing Line Loans and Revolving Credit Loans, as each such term is defined in the Credit Agreement.

          4. All references in the Mortgage to the "Notes" shall be deemed to mean the Tranche A Term Notes, the Tranche B Term Notes, the Tranche C Term Notes, the Swing Line Note and the Revolving Credit Notes, as each such term is defined in the Credit Agreement.

          5. Section 36 of the Mortgage is hereby deleted and amended by substituting the following therewith:

               "36. Open-End Mortgage; Maximum Amount Secured. This Mortgage is an "Open-End Mortgage" as set forth in 42 Pa. C.S.A. (S) 8143 and secures obligations up to the maximum amount of indebtedness outstanding at any one time equal to $250,000,000, plus accrued and unpaid interest, and any advances or other extensions of credit made pursuant to the Mortgage including, but not limited to, advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage, the Credit Agreement, the Notes, the Loans, the Letters of Credit or any other Loan Documents and advances for construction, alteration or renovation on the Mortgaged Property or for any other purposes, together with all other sums due hereunder or secured hereby."

          6. The Mortgage, as amended hereby, is hereby ratified and confirmed and is and shall remain in full force and effect.

          This Second Amendment has been duly executed by Mortgagor and Mortgagee on the date first above written.

ATTEST                                 VAN DE KAMP'S, INC.
[corporate seal]


By:_________________                   By:________________
     Name:                                  Name:
     Title:                                 Title:


ATTEST                                 THE CHASE MANHATTAN BANK, N.A.,
[corporate seal]                          as Agent


By:_________________                   By:________________
     Name:                                  Name:
     Title:                                 Title:

          I hereby certify that the address of the Mortgagee is: The Chase Manhattan Bank, N.A., 270 Park Avenue, New York, New York 10017.

                                                          ___________________
                                                          Agent for Mortgagee

STATE OF NEW YORK   )
                         ss.:
COUNTY OF NEW YORK  )


          On this, the ____ day of          , 1996, before me, a Notary Public
in and for the State and County aforesaid, the undersigned officer, personally appeared ___________________________, who acknowledged [her] [him]self to be the [_________________] President of VAN DE KAMP'S, INC., a Delaware corporation and that [s]he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by [her][him]self as such officer.


          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       -------------------------
                                       Notary Public

                                       [Notarial Seal]

My Commission Expires:            Title:

STATE OF NEW YORK   )
                         ss.:
COUNTY OF NEW YORK  )


          On this, the ____ day of          , 1996, before me, a Notary Public
in and for the State and County aforesaid, the undersigned officer, personally appeared ___________________________, who acknowledged [her] [him]self to be the [_________________] President of THE CHASE MANHATTAN BANK, N.A., a national banking association and that [s]he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by [her][him]self as such officer.


          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       -------------------------
                                       Notary Public

                                       [Notarial Seal]

My Commission Expires:            Title:

                                                                       EXHIBIT B
                                                         TO AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

         SECOND AMENDMENT TO OPEN-END MORTGAGE AND SECURITY AGREEMENT
         ------------------------------------------------------------



          THIS SECOND AMENDMENT, dated as of July __, 1996 is made by VAN DE KAMP'S, INC., a Delaware corporation (formerly known as Dartford Frozen Foods, Inc.) ("Mortgagor"), whose address is 1000 St. Louis Union Station, St. Louis, Missouri, to THE CHASE MANHATTAN BANK, N.A., a national banking association, whose address is 270 Park Avenue, New York, New York 10017, as Agent (in such capacity, "Mortgagee") for itself and for the several banks and financial institutions from time to time parties to that certain Second Amended and Restated Credit and Guarantee Agreement dated as of the date hereof among VDK Holdings, Inc., a Delaware corporation ("Holdings"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and Mortgagee (as the same may be further amended, restated, supplemented, modified or replaced from time to time, the "Credit Agreement"). References to this "Mortgage" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.


                                  Background
                                  ----------

          WHEREAS, Holdings, Grantor, Beneficiary (as defined below) and certain banks and other financial institutions (the "Existing Lenders") are parties to the Amended and Restated Credit and Guarantee Agreement, dated as of May 6, 1996 (as amended and waived to the date hereof, the "Existing Credit Agreement"), pursuant to which the Existing Lenders made loans to, and acquired participations in letters of credit for the account of, Grantor to enable Grantor to consummate the transactions contemplated by the Asset Purchase Agreement (as defined in the Credit Agreement) and the Acquisition Agreement (as defined in the Credit Agreement);

          WHEREAS, Grantor has entered into an Asset Purchase Agreement, dated as of May 15, 1996 (the "Aunt Jemima/Celeste Acquisition Agreement"), The Quaker Oats Company, a New Jersey corporation ("Quaker Oats") pursuant to which Grantor has agreed to purchase, and Quaker Oats has agreed to sell, substantially all of the assets comprising the Aunt Jemima/Celeste Business (as defined below), upon the terms and subject to the conditions set forth therein (the "Aunt Jemima/Celeste Acquisition");

          WHEREAS, Grantor has requested that Beneficiary and the Lenders enter into the Credit Agreement to provide a portion of the funds required to consummate the Aunt Jemima/Celeste Acquisition and to provide for the working capital requirements of the Businesses after the Aunt Jemima/Celeste Acquisition and for general corporate purposes;

          WHEREAS, a certain Open-End Mortgage and Security Agreement dated as of September 19, 1995 and recorded on September 20, 1995 in Record Book 404, Page 65 of the Recorder's Office of Erie County, Pennsylvania, as amended by that certain First Amendment to Mortgage and Security Agreement dated as of May 6, 1996 and recorded on May 8, 1996 in Volume 438, page 1568 of the Recorder's Office of Erie County, Pennsylvania (as amended, the "Mortgage") given by Mortgagor to Mortgagee encumbers real property together with the improvements located thereon (the "Improvements") described on Schedule A attached hereto (the "Real Estate");

          WHEREAS, the Mortgage has been assigned by Chemical Bank, as Agent to The Chase Manhattan Bank, N.A., as Agent by that certain Assignment dated as of even date herewith and to be recorded in the Recorder's Office of Erie County, Pennsylvania;

          WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders have agreed, among other things, to increase the Tranche A Term Loans and the Tranche B Term Loans and to add a new Tranche C Term Loan facility on the condition (among others) that Mortgagor execute this Second Amendment;

          NOW THEREFORE, in consideration of the premises and for the sum of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby agrees as follows:

          1. All references in the Mortgage to the "Credit Agreement" shall be deemed to mean the Credit and Guarantee Agreement dated as of September 19, 1996 among Mortgagor, Holdings, the Existing Lenders and Mortgagee, as amended and restated by the Amended and Restated Credit and Guarantee Agreement dated as of May 6, 1996 and as further amended and restated by the Second Amended and Restated Credit and Guarantee Agreement dated as of the date hereof among Mortgagor, Holdings, the Existing Lenders, the New Lenders and Mortgagee, and as it may be further amended, supplemented or otherwise modified from time to time.

          2. All references in the Mortgage to the "Lenders" shall be deemed to mean the Lenders under the Credit Agreement.

          3. All references in the Mortgage to the "Loans" shall be deemed to mean the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Swing Line Loans and Revolving Credit Loans, as each such term is defined in the Credit Agreement.

          4. All references in the Mortgage to the "Notes" shall be deemed to mean the Tranche A Term Notes, the Tranche B Term Notes, the C Term Notes, the Swing Line Note and the Revolving Credit Notes, as each such term is defined in the Credit Agreement.

          5. Section 36 of the Mortgage is hereby deleted and amended by substituting the following therewith:

               "36.  Open-End Mortgage; Maximum Amount Secured.   This Mortgage
     is an "Open-End Mortgage" as set forth in 42 Pa. C.S.A. (S) 8143 and secures obligations up to the maximum amount of indebtedness outstanding at any one time equal to $250,000,000, plus accrued and unpaid interest, and any advances or other extensions of credit made pursuant to the Mortgage including, but not limited to, advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage, the Credit Agreement, the Notes, the Loans, the Letters of Credit or any other Loan Documents and advances for construction, alteration or renovation on the Mortgaged Property or for any other purposes, together with all other sums due hereunder or secured hereby."

          6. The Mortgage, as amended hereby, is hereby ratified and confirmed and is and shall remain in full force and effect.

          This Second Amendment has been duly executed by Mortgagor and Mortgagee on the date first above written.

ATTEST                                 VAN DE KAMP'S, INC.
[corporate seal]


By:_________________                   By:________________
     Name:                                   Name:
     Title:                                  Title:


ATTEST                                 THE CHASE MANHATTAN BANK, N.A.,
[corporate seal]                           as Agent


By:_________________                   By:________________
     Name:                                   Name:
     Title:                                  Title:


          I hereby certify that the address of the Mortgagee is:   The Chase
Manhattan Bank, N.A., 270 Park Avenue, New York, New York 10017.

                                                     ___________________
                                                     Agent for Mortgagee

STATE OF NEW YORK   )
                         ss.:
COUNTY OF NEW YORK  )


          On this, the ____ day of          , 1996, before me, a Notary Public
in and for the State and County aforesaid, the undersigned officer, personally appeared ___________________________, who acknowledged [her] [him]self to be the [_________________] President of VAN DE KAMP'S, INC., a Delaware corporation and that [s]he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by [her][him]self as such officer.


          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       -------------------------
                                       Notary Public

                                       [Notarial Seal]

My Commission Expires:            Title:

STATE OF NEW YORK   )
                         ss.:
COUNTY OF NEW YORK  )


          On this, the ____ day of           , 1996, before me, a Notary Public
in and for the State and County aforesaid, the undersigned officer, personally appeared ___________________________, who acknowledged [her] [him]self to be the [_________________] President of THE CHASE MANHATTAN BANK, N.A., a national banking association and that [s]he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by [her][him]self as such officer.


          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              -------------------------
                              Notary Public

                              [Notarial Seal]

My Commission Expires:   Title:

                                                                       EXHIBIT C
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

                                   [FORM OF]
                               SECOND AMENDMENT
                                      TO
                      GUARANTEE AND COLLATERAL AGREEMENT

          SECOND AMENDMENT, dated as of July __, 1996 (this "Amendment"), to the Guarantee and Collateral Agreement, dated as of September 19, 1995, as amended by the First Amendment to the Guarantee and Collateral Agreement, dated as of May 6, 1996, (as the same may be amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), made by each of the signatories hereto (the "Grantors"), in favor of The Chase Manhattan Bank, N.A., as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation ("Holdings"), Van de Kamp's, Inc., a Delaware corporation (the "Borrower"), the Lenders and the Agent.


                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, effective as of the date hereof the parties thereto have agreed to amend and restate the Existing Credit Agreement;

          WHEREAS, contemporaneously with the amendment and restatement of the Existing Credit Agreement, the Borrower is acquiring the assets of the Aunt Jemima/Celeste Business with, inter alia, the proceeds of loans made to the Borrower by the Lenders under the Credit Agreement;

          WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

          WHEREAS, each such Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

          WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Existing Credit Agreement and of the Lenders' agreement to make their additional loans to the Borrower that the Borrower and the other Grantors shall have entered into this Amendment;

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the Grantors and the Agent hereby agree as follows:

          SECTION 1. Definitions. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined and terms defined in the Credit Agreement are used herein as therein defined.

          SECTION 2.  Amendment of Schedules.

          (a) Schedule 3 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Filings and Other Actions Required to Perfect Security Interests (with respect to Collateral located in the United States) listed on Schedule 3 hereto.

          (b) Schedule 5 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Locations of Inventory and Equipment listed on
Schedule 5 hereto.

          (c) Schedule 6 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Patent and Patent Licenses and Trademarks and Trademark Licenses listed on Schedule 6 hereto.

          (d) Schedule 7 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Contracts listed on Schedule 7 hereto.

          (e) Schedule 8 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Vehicles listed on Schedule 8 hereto.

          SECTION 3. Pledge; Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby delivers to the Agent, for the ratable benefit of the Lenders, the Pledged Stock listed on Schedule 2 hereto and all Proceeds and products thereof, and grants to the Agent for the ratable benefit of the Lenders a security interest in all of the Collateral acquired by such Grantor in connection with, or in which such Grantor has any right, title or interest as a result of, the Acquisition. Such grant shall be governed by the terms and conditions of the Guarantee and Collateral Agreement.

          SECTION 4. Representations and Warranties. To induce the Agent and the Lenders to enter into the amendment and restatement of the Credit Agreement and to agree to the amendments therein, each Grantor hereby represents and warrants to the Agent and each Lender that after giving effect to the
Acquisition:

          (a) Representations and Warranties. Each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement, with respect to Collateral located in the United States, as amended hereby, are true and correct on and as of the Effective Date and as of each other date hereafter contemplated by such Section 4 as if made on and as of such date.

          (b) Real Property. Such Grantor does not, on the Effective Date, own any material real property which is not subject to the Lien of the Mortgages.

          SECTION 5. Continuing Effect of Guarantee and Collateral Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Guarantee and Collateral Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any Grantor that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Guarantee and Collateral Agreement are and shall remain in full force and effect.

          SECTION 6. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.


                                       VDK HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                          Title:


                                       VAN DE KAMP'S, INC.


                                       By:
                                          --------------------------------------
                                          Title:

                                                                      Schedule 3
                                                                      ----------


                           FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS


                        Uniform Commercial Code Filings
                        -------------------------------


        [List each office where a financing statement is to be filed]*




                         Patent and Trademark Filings
                         ----------------------------


                              [List all filings]



                   Actions with respect to Pledged Stock**
                   ---------------------------------------




                                 Other Actions
                                 -------------


                     [Describe other actions to be taken]




____________________

* Note that perfection of security interests in patents and trademarks requires filings under the UCC in the jurisdictions where filings would be made for general intangibles, as well as filings in the U.S Copyright Office and the U.S. Patent & Trademark Office.

** If the interest of a Grantor in Pledged Stock appears on the books of a financial intermediary, the procedures for creation of the pledge specified in 8-313(h) of the Code will have to be followed. These procedures involve notification to the financial intermediary.

                                                                      Schedule 5
                                                                      ----------


                      LOCATION OF INVENTORY AND EQUIPMENT


           Grantor                                Locations
           -------                                ---------

                                                                      Schedule 6
                                                                      ----------


                          PATENTS AND PATENT LICENSES


                       TRADEMARKS AND TRADEMARK LICENSES

                                                                      Schedule 7
                                                                      ----------


                                   CONTRACTS

                                                                      Schedule 8
                                                                      ----------


                                   VEHICLES

                                                                       EXHIBIT D
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

                                   [FORM OF]
          AUNT JEMIMA/CELESTE PATENT AND TRADEMARK SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of July __, 1996, made by VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"), in favor of THE CHASE MANHATTAN BANK, N.A., as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation ("Holdings"), the Borrower, the Lenders and the Agent.


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, effective as of the date hereof the parties thereto have agreed to amend and restate the Existing Credit Agreement;

          WHEREAS, contemporaneously with the amendment and restatement of the Credit Agreement, the Borrower is acquiring the assets of the Aunt Jemima/Celeste Business with inter alia, the proceeds of the loans made to the Borrower by the Lenders under the Credit Agreement;

          WHEREAS, the Borrower is a party to the Guarantee and Collateral Agreement, dated as of September 19, 1995, as amended by the First Amendment to the Guarantee and Collateral Agreement, dated as of May 6, 1996, entered into in connection with the Credit Agreement in favor of the Agent for the benefit of the Lenders (as the same may be amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement");

          WHEREAS, the Borrower owns each of the Trademarks and Trademark Licenses and each of the Patents and Patent Licenses listed on Schedule 6 to the Second Amendment, dated as of the date hereof, to the Guarantee and Collateral Agreement (the "GCA Second Amendment");

          WHEREAS, pursuant to the terms of the Guarantee and Collateral Agreement (as amended by the GCA Amendments), the Borrower has mortgaged, pledged and granted to the Agent, for the ratable benefit of the Lenders, a security interest in all right, title and interest of the Borrower in, to and under the Collateral (as defined herein), including the property listed on the attached Schedules 1 and 2, whether presently existing or hereafter arising or acquired, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of any Trademark or Patent, to secure the payment of the Obligations (as defined herein);

          WHEREAS, for convenience of reference and recordation, but with no intention to supersede the terms of the Guarantee and Collateral Agreement (as amended by the GCA Amendments), the parties hereto have entered into this Agreement;

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to amend and restate the Existing Credit Agreement and to induce the Lenders to maintain and make their respective Loans to, and to issue or participate in Letters of Credit for the account of, the Borrower under the Credit Agreement, the Borrower hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Documents, General Intangibles, Instruments and Proceeds; and the following terms shall have the following meanings:

          "Agreement": this Aunt Jemima/Celeste Patent and Trademark Security Agreement, as amended, supplemented or otherwise modified from time to time.

          "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Collateral":  as defined in Section 2.

          "Collateral Account": any account established to hold money proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders as provided in
     Section 7.

          "Concentration Account": the collateral account established at the office of The Chase Manhattan Bank, N.A. located at 270 Park Avenue, New York, New York 10017, in the name of the Agent, entitled "[The Chase Manhattan Bank Collateral Proceeds Account for Van de Kamp's, Inc.", Account No. 323-210-236].

          "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 1 hereto, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1 hereto.

          "Patent License": any agreement, whether written or oral, providing for the grant by or to the Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 1 hereto.

          "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, and the goodwill of the business associated therewith, including customer lists, license rights, advertising materials and all other business assets which uniquely reflect the goodwill of the business, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any State thereof, or any other country or political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 2 hereto, and (b) all renewals thereof.

          "Trademark License": any agreement, whether written or oral, providing for the grant by or to the Borrower of any right to use any Trademark, including, without limitation, any thereof referred to in
     Schedule 2 hereto.

          2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

               (i) all Accounts arising out of the use of or related to the Patents and/or Trademarks;

               (ii) all General Intangibles connected with the use of or related to the Patents and/or Trademarks;

               (iii)  all Patents;

               (iv)   all Patent Licenses;

               (v)    all Trademarks;

               (vi)   all Trademark Licenses; and

               (vii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

          3. Representations and Warranties. The Borrower hereby represents and warrants that:

          (a) Title; No Other Liens. Except for the Lien granted to the Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as may be permitted pursuant to the Credit Agreement.

          (b) Perfected First Priority Liens. Upon the completion of filing of the financing statements set forth on Schedule 3 hereto, the security interests granted pursuant to this Agreement, will constitute valid perfected security interests in the United States only in the Collateral in favor of the Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on such Collateral in existence on the date hereof (except such other Liens as are not prohibited under the Credit Agreement) and which are enforceable as such against all creditors of and purchasers from the Borrower, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) Chief Executive Office. On the date hereof, the location of the Borrower's chief executive office or sole place of business is 1000 St. Louis Union Station, St. Louis, Missouri 63103.

          (d) Patents and Trademarks. Schedule 1 hereto includes all U.S. Patents and U.S. Patent Licenses acquired by the Borrower in its own name in connection with the Acquisition as of the date hereof. Schedule 2 hereto includes all U.S. Trademarks and U.S. Trademark Licenses acquired by the Borrower in its own name in connection with the Acquisition as of the date hereof. To the best of the Borrower's knowledge, each U.S. Patent and U.S. Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such U.S. Patents or U.S. Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any U.S. Patent or U.S. Trademark in any respect that could reasonably be expected to have a Material Adverse Effect. No action or proceeding is pending (i) seeking to limit, cancel or question the validity of any U.S. Patent or U.S. Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any U.S. Patent or U.S. Trademark.

          4. Covenants. The Borrower covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have expired or otherwise been terminated:

          (a) The Borrower (either itself or through licensees) will (i) subject to the reasonable business judgment of the Borrower, continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark,
     (iii) employ such Trademark with the appropriate notice of registration,
     (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated.

          (b) The Borrower will not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

          (c) The Borrower will notify the Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development with respect to any Patent or Trademark (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Borrower's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

          (d) Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which the Borrower receives notice of such filing. Upon request of the Agent, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby constitutes the Agent as its attorney-in-fact to execute, file and deliver all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitments are terminated and no Letter of Credit remains outstanding.

          (e) The Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits or declarations of use and affidavits or declarations of incontestability.

          (f) In the event that any Patent or Trademark is infringed, misappropriated or diluted by a third party, the Borrower shall (i) take such actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark and (ii) if such Patent or Trademark is of material economic value, promptly notify the Agent and the Lenders after it learns thereof and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

          5.   Agent's Appointment as Attorney-in-Fact.

          (a) Powers. The Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Agent the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

          (i) at any time when an Event of Default shall have occurred and be continuing, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (ii) at any time when an Event of Default shall have occurred and be continuing, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to assign, or grant licenses with respect to, any Patent or Trademark (along with all the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; (H) in the exercise of its rights under this Section 5, to use any and all Trademarks and Trademark Licenses, if practicable and only to the extent permitted by agreements relating thereto and applicable laws, to the extent of the rights of the Borrower therein, and the Borrower hereby grants a license to the Agent for such purpose and (I) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until this Agreement is terminated and the security interests created hereby are released.

          (b) Other Powers. The Borrower also authorizes the Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 7 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) No Duty on Agent or Lenders' Part. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          6. Performance by Agent of Company's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Agreement, at its option, but without any obligation so to do, shall itself perform or comply, or otherwise cause performance or compliance, with any agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at the rate per annum set forth in subsection 4.4(c) of the Credit Agreement, from the date of payment by the Agent to the date reimbursed by the Borrower, shall be payable by the Borrower to the Agent on demand and shall constitute Obligations secured hereby.

          7. Remedies. (a) At any time after the occurrence and during the continuance of an Event of Default, the Agent may in its own name or in the name of others communicate with obligors under the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

          (b) Notice to Account Debtors. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify account debtors on the Accounts that the Accounts have been assigned to the Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent.

          (c) (i) The Borrower has established, in the name of the Agent, and subject to the control of the Agent, for the benefit of the Agent and the Lenders, a system of lockboxes and related deposit accounts (the "Lockbox System") into which the Proceeds of all Accounts shall be deposited and forwarded to the Agent in accordance with this Agreement. The Borrower has instructed, and shall continue to instruct, all obligors on the Accounts to make all payments in respect of the Accounts to one or more of such lockboxes. The Borrower may and will, and the Agent hereby authorizes the Borrower to, enforce, compromise and collect amounts owing on the Accounts, for the benefit and on behalf of the Agent and the Lenders, at the expense of the Borrower, in accordance with subsection 7.4 of the Credit Agreement; provided, however, that such privilege shall automatically be suspended upon the occurrence of an Event of Default specified in Section 11(f) of the Credit Agreement, and may at the option of the Agent be terminated upon the occurrence and during the continuance of any Event of Default.

          (ii) Without prejudice to subsection 7(c)(i) hereof, whether or not an Event of Default has occurred, any Proceeds that are not deposited directly into the Lockbox System, when collected by the Borrower, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other documents, received in payment of any Account or otherwise shall be promptly, and in any event within two Business Days, (A) until an Event of Default has occurred and is continuing and the Borrower has received notice from the Agent thereof or, if earlier, the occurrence of an Event of Default under Section 11(f) of the Credit Agreement with respect to the Borrower, deposited into the Lockbox System, and until so deposited, shall be deemed to be held in trust by the Borrower for and as the Agent's property, and (B) after an Event of Default has occurred and is continuing and the Borrower has received notice from the Agent thereof or, if earlier, the occurrence of an Event of Default under Section 11(f) of the Credit Agreement with respect to the Borrower, turned over by the Borrower to the Agent, in precisely the form received, except for its endorsement when required, and until so turned over, shall be deemed to be held in trust by the Borrower for and as the Agent's property, and shall be held separately from the Borrower's other funds. Such Proceeds shall continue to be collateral security for all of the Obligations and shall be applied in accordance with Section 6.5 hereof. Each such deposit of Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (iii) The Agent shall credit the Proceeds of the Accounts which have been received through the Lockbox System, and the Proceeds received by the Agent pursuant to subsection 7(f), into the Concentration Account. After an Event of Default has occurred and is continuing under the Credit Agreement and the Borrower has received notice from the Agent thereof or, if earlier, the occurrence of an Event of Default under Section 11(f) of the Credit Agreement, the Concentration Account shall be, and shall remain, under the sole dominion and control of the Agent. The Borrower acknowledges and agrees that, after an Event of Default has occurred and is continuing under the Credit Agreement and the Borrower has received notice from the Agent thereof or, if earlier, the occurrence of an Event of Default under Section 11(f) of the Credit Agreement,
(A) the Borrower shall have no right of withdrawal from the Concentration Account, (B) the funds on deposit in the Concentration Account shall continue to be collateral security for all of the Obligations and (C) the funds on deposit in the Concentration Account shall be applied in accordance with Section 7(f) hereof. Any portion of the funds on deposit in the Concentration Account which the Agent elects not to so apply may be held in the Concentration Account to the extent necessary to cash collateralize the Obligations which are not then due and payable.

          (d) Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating thereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (e) Proceeds to be Turned Over To Agent. In addition to the rights of the Agent and the Lenders specified in this Section 7 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, all Proceeds received by the Borrower consisting of cash, checks and other near-cash items be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower, and forthwith upon receipt by the Borrower, be turned over to the Agent in the exact form received by the Borrower (duly indorsed by the Borrower to the Agent, if required) and held by the Agent in a Collateral Account maintained under the sole dominion and control of the Agent. All Proceeds while held by the Agent in a Collateral Account (or by the Borrower in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 7(f).

          (f) Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, the Commitments shall have been terminated and no Letter of Credit remains outstanding shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          (g) Code Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code and under all other applicable laws. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the fullest extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity of redemption is hereby waived or released to the fullest extent permitted by applicable law. The Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Borrower's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Borrower. To the fullest extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (h) Deficiency. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          8. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          9. Powers Coupled with an Interest. All powers, authorizations and agencies herein contained are irrevocable and powers coupled with an interest until this Agreement is terminated and the security interests created hereby are released.

          10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without, to the extent permitted by law, invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not, to the extent permitted by law, invalidate or render unenforceable such provision in any other jurisdiction.

          11. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          12. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and not exclusive of any rights, remedies, powers or privileges provided by law.

          13. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Agent, provided that any provision of this Agreement imposing obligations on the Borrower may be waived by the Agent in a written instrument executed by the Agent. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Agent and the Lenders and their successors and assigns, provided that the Borrower may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent and any purported assignment without such consent shall be null and void.

          14. Notices. All notices, requests and demands given hereunder shall be given in accordance with subsection 13.2 of the Credit Agreement.

          15. Authority of Agent. The Borrower acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Borrower, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          16. Integration. This Agreement represents the agreement of the Borrower and the Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.


          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                VAN DE KAMP'S, INC.


                                By:
                                   ------------------------------------------
                                   Title:

Schedules:
- ---------

Schedule 1     Patents and Patent Licenses
Schedule 2     Trademarks and Trademark Licenses
Schedule 3     Filings Required to Perfect Security Interests

                                                                       EXHIBIT E
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

                                   [FORM OF]
                         SUBSIDIARY LOCKBOX AGREEMENT


          LOCKBOX AGREEMENT, dated as of ____________, among [NAME OF BANK], a ________ (the "Depositary Bank"), THE CHASE MANHATTAN BANK, N.A. a national banking association, as agent for the Lenders referred to below (in such capacity, the "Agent"), and ____________, a ________ corporation (the "Company").

                             W I T N E S S E T H :
                             -------------------


          WHEREAS, pursuant to the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation ("Holdings"), Van de Kamp's, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and the Agent, the Borrower has agreed to establish a lockbox and depositary account system relating to the accounts receivable of the Borrower and its subsidiaries (including the Company);

          WHEREAS, the Company has granted a security interest in its accounts receivable to the Agent for the Lenders pursuant to the Guarantee and Collateral Agreement dated as of September 19, 1995, as amended by the First Amendment to the Guarantee and Collateral Agreement, dated as of May 6, 1996, (as the same has been and may be further amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") made by Holdings, the Borrower, the Company and the other grantors parties thereto in favor of the Agent and agreed pursuant to such Guarantee and Collateral Agreement to cause the proceeds thereof, at the request of the Agent (which request has now been made by the Agent), to be deposited into the Lockbox Account (as hereinafter defined) pursuant to this Agreement;

          WHEREAS, the Company has agreed to establish a bank account with the Depositary Bank to be established and maintained in the name of the Agent, designated as the "_______________" Account No. _______________ (the "Lockbox
Account"); and

          WHEREAS, the Depositary Bank has agreed to perform certain services for the Lockbox Account pursuant to this Lockbox Agreement among the Depositary Bank, the Agent and the Company;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2. Depositary Bank. The Depositary Bank shall be the Agent's agent for the purpose of holding and collecting all of the items from time to time on deposit in the Lockbox Account and their proceeds. The Lockbox Account shall be under the sole dominion and control of the Agent. Neither the Company nor any person or entity claiming by, through or under the Company (except the Agent), shall have any right, title or interest in, any control over the use of, or any right to withdraw any amount from, the Lockbox Account. The Depositary Bank shall be entitled to rely on, and shall act in accordance with, all instructions given to it by the Agent with respect to the Lockbox Account.

          3.   Duties of the Depositary Bank.  The Depositary Bank shall:

          (a) Rent one or more post office boxes in the name of the Agent relating to the Lockbox Account. The Depositary Bank shall have exclusive and unrestricted access, and shall collect the mail delivered to, such post office box or boxes (even though addressed to the Company or the Agent) on each business day on which the Depositary Bank is open in accordance with the Depositary Bank's regular collection schedule. The Depositary Bank shall give the Agent and the Company notice of the address or addresses of the post office box or boxes and shall instruct the Agent and the Company how mail intended for the Lockbox Account should be addressed.

          (b) Open all mail (even though addressed to the Company or the Agent) and promptly endorse all items and remittances received in such post office box or boxes and credit such items and remittances to the Lockbox Account. All such items and remittances shall be endorsed in substantially the following form:

          "Credited without prejudice to Account No. ___________. Absence of Endorsement Guaranteed - '[Name of Bank]'."

          (c) Prepare two photocopies of the front of each check, draft, note, bill of exchange, money order, commercial paper or other security instrument or document (collectively, the "checks"; individually, a "check"), with the date of deposit to be shown on the photocopy. One set of such photocopies shall be forwarded to the Company at the end of each business day. Attachments received with payments, such as detachable stubs, together with any correspondence and the individual envelope, are to be affixed to the photocopy of the check retained by the Depositary Bank.

          (d) Deposit checks which are postdated by no more than three days in the Lockbox Account and return all other postdated checks to the Company or, at any time after an Event of Default has occurred and is continuing and receipt of written notice from the Agent thereof or, if earlier, the occurrence of an Event of Default under Section 11(f) of the Credit Agreement with respect to the Company, to the Agent. Checks returned unpaid because of uncollected or insufficient funds shall be redeposited without advice; checks returned a second time shall be charged to the

     Lockbox Account and mailed under appropriate advice to the Company or, at any time after an Event of Default has occurred and is continuing and receipt of written notice from the Agent thereof or, if earlier, the occurrence of an Event of Default under Section 11(f) of the Credit Agreement with respect to the Company, to the Agent. Undated checks may be dated by the Depositary Bank to agree with the postmark date and included in the regular deposit. Checks incorrectly made out, where the amount specified in figures and the written amount differ, are to be deposited for the written amount only, except where the figure amount agrees with the total of the remittance notice. Checks bearing no signature are to be deposited with notification to the drawer bank requesting that the signature be obtained. Third-party checks may be deposited into the Lockbox Account if properly endorsed. Checks bearing the legend "Payment in Full" or words of similar import, either typed or handwritten, shall be withheld from the clearing system and sent to the Company or, at any time after an Event of Default has occurred and is continuing and receipt of written notice from the Agent thereof or, if earlier, the occurrence of an Event of Default under Section 11(f) of the Credit Agreement with respect to the Company, to the Agent. Should such an item be cleared, the Agent and the Depositary Bank hereby agree that no liability shall accrue to the Depositary Bank as a result of such action.

          (e) Apply and credit to the Lockbox Account all wire transfers directed to such Lockbox Account even though such wire transfers may identify the Lockbox Account as an account of the Company.

          (f) Maintain a microfilm record of the front and back of each check included in the Lockbox Account. This film shall be available for inspection by the Agent and the Company.

          (g) Not commingle funds deposited in the Lockbox Account pursuant to this Agreement with other funds not deposited pursuant to this Agreement.

          (h) Hold all funds at any time on deposit in the Lockbox Account for application in accordance with the terms of this Agreement.

          (i) Give the Agent and the Borrower prompt notice if the Lockbox Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process.

          4. Transfer of Funds. On each day on which both the branch office of the Depositary Bank at which the Lockbox Account is being maintained and the office of The Chase Manhattan Bank, N.A., at 270 Park Avenue, New York, New York 10017 are open, the Depositary Bank shall transfer all funds on deposit in such Lockbox Account (after such funds become available to the Depositary Bank) to the Concentration Account referred to in the Concentration Account Agreement dated as of September 19, 1995, between Chemical Bank, as Agent and the Company, maintained at said office of The Chase Manhattan Bank,

N.A. Unless otherwise directed by the Agent, such funds shall be transferred by the Depositary Bank through the Automated Clearing House and shall be identified as follows:

                 The Chase Manhattan Bank, N.A.    For the account of
                 ABA #02100012-8                   The Chase Manhattan Bank
                 270 Park Avenue                   Collateral Proceeds Account
                 New York, NY  10017               for Van de Kamp's, Inc.
                                                   323-210-236


          5. Liability. The Depositary Bank shall not be liable to the Agent or the Borrower for any action taken or omitted to be taken by it in good faith, nor shall the Depositary Bank be responsible to the Agent or the Borrower for the consequences of any oversight or error of judgment or be answerable to the Agent or the Borrower for the same unless such consequences shall occur through the gross negligence or wilful misconduct of the Depositary Bank or any of its directors, officers, agents or employees.

          6.   Fees and Expenses.  The Company hereby agrees as follows:

          (a) Fees and charges associated with the Lockbox Account as shall from time to time be mutually agreed upon by the Company and the Depositary Bank shall be included on a monthly consolidated account analysis statement which the Depositary Bank shall submit to the Company. This statement shall set forth the fees and charges payable for such month and be accompanied by such supporting documentation as the Depositary Bank shall deem reasonable.

          (b) Depositary Bank expenses in connection with the establishment and maintenance of the post office box or boxes rented pursuant to this Lockbox Agreement shall also be included on the analysis statement.

          (c) The Depositary Bank shall be entitled to charge the Lockbox Account for such fees and expenses as indicated by the analysis statement.

          7. Limitations on Liability of the Depositary Bank. The Depositary Bank undertakes to perform such duties as are expressly set forth herein. Notwithstanding any other provision of this Lockbox Agreement, it is agreed by the parties hereto that the Depositary Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Lockbox Agreement except for its or his or her own gross negligence or willful misconduct. In no event shall the Depositary Bank be liable for losses or delays resulting from force majeure, interruption of communication facilities, labor difficulties or other causes beyond the Depositary Bank's reasonable control or for indirect, special or consequential damages.

          8. Irrevocable Instructions. The Company acknowledges that the agreements made by it and the authorizations granted in Section 3 are powers coupled with an interest until the Guarantee and Collateral Agreement is terminated and the Liens created thereby are released.

          9. Account Information. The Depositary Bank shall provide monthly statements summarizing the activity of the Lockbox Account to the Agent and the Company. In addition, the Depositary Bank will provide to the Agent and the Company copies of all information reasonably requested by either of them. The details representing deposited items, adding machine tapes, etc., together with all other materials rejected for various reasons, and so marked, and one advice of credit, shall be sent by the Depositary Bank to the Company or, at any time after written notice by the Agent, to the Agent.

          10. Representations and Warranties. The Depositary Bank represents and warrants that:

          (a) Only employees of the Depositary Bank or its affiliates have access to the post office box or boxes provided for herein.

          (b) The Lockbox Account is the only account that has been maintained by the Depositary Bank with respect to receivables of the Company.

          (c) It is a banking corporation duly organized, validly existing and in good standing under the laws of ____________ and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement.

          (d) The execution, delivery and performance of this Agreement by the Depositary Bank have been duly and effectively authorized by all necessary corporate action and this Agreement has been duly executed and delivered by the Depositary Bank and constitutes a valid and binding obligation of the Depositary Bank enforceable in accordance with its terms.

          11. Effectiveness; Integration; Amendments. This Lockbox Agreement shall be effective as of the date first above written, and the Depositary Bank shall be in a position to process remittances as of that date. To the extent that other agreements are inconsistent with this Lockbox Agreement, this Lockbox Agreement shall supersede any other agreement relating to the matters referred to herein, including any other agreement between the Company and the Depositary Bank relating to the collection of receivables of the Company or its predecessors. Neither this Lockbox Agreement nor any provisions hereof may be changed, amended, modified or waived except by an instrument in writing executed by the parties hereto; provided that such instrument need be executed only by the Depositary Bank and the Agent if it does not change any rights or obligations of, or authorizations granted by, the Company hereunder in a manner adverse to the Company. Any provision of this Lockbox Agreement which may prove unenforceable under any law or regulation shall not affect the validity of any other provisions hereof.

          12. Termination. (a) This Lockbox Agreement shall automatically terminate on the date on which all Obligations under the Credit Agreement have been paid in full, all

Commitments of the Lenders thereunder have been terminated and no Letter of Credit remains outstanding. The Depositary Bank shall be entitled to rely on a certificate of the Agent to such effect.

          (b) This Lockbox Agreement may be terminated by the Company (with the prior written consent of the Agent) or any other party hereto upon sixty days prior written notice to the other parties hereto.

          13. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and shall be deemed to have been duly given or made when delivered, or, three days after being deposited in the mail, postage prepaid, or one Business Day after being sent by priority overnight mail with a nationally recognized overnight delivery carrier, or in the case of facsimile notice, when received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

           The Agent:                     The Chase Manhattan Bank, N.A.
                                          10 South La Salle Street, 23rd Floor
                                          Chicago, Illinois 60603
                                          Attention: Steven J. Faliski
                                          Facsimile:  (312) 443-1964

 The Depositary Bank:                     [Name of Bank]

                                          ------------------------------
                                          ------------------------------
                                          ------------------------------
                                          Attention:  [     ]
                                          Facsimile:  [(___)  ]

         The Company:                     [Name of Company]

                                          ------------------------------
                                          ------------------------------
                                          ------------------------------
                                          Attention:  [     ]
                                          Facsimile:  [ (___) ]


          14. Bankruptcy of Company. In the event that a bankruptcy case or receivership proceeding is commenced by or against the Company, the Agent may pay the fees and charges of the Depositary Bank payable by the Company under this Lockbox Agreement from the date of commencement of such case or proceeding until the earlier of the date of termination of this Agreement or the date of dismissal or termination of such case or proceeding to the extent that such fees and charges are not being paid by the Company.

          15. GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE IN WHICH THE DEPOSITARY BANK IS LOCATED

GOVERN THE LOCKBOX ACCOUNT, THIS LOCKBOX AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          16. Severability. Any provision of this Lockbox Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without, to the extent permitted by law, invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not, to the extent permitted by law, invalidate or render unenforceable such provision in any other jurisdiction.

          17. Counterparts. This Lockbox Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

          18. Assignment. The Depositary Bank will not assign or transfer any of its rights or obligations hereunder (other than to the Agent) without the prior written consent of the other parties hereto.


          IN WITNESS WHEREOF, each of the parties hereto has caused this Lockbox Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                       [NAME OF BANK]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE CHASE MANHATTAN BANK, N.A.,
                                       as Agent


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       [NAME OF COMPANY]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT F
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

                                   [FORM OF]
                   SWING LINE LOAN PARTICIPATION CERTIFICATE


[Name of Lender]

- ----------------------------------
- ----------------------------------
- ----------------------------------

Dear Sirs:

          Pursuant to subsection 3.9 of the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise defined herein, terms defined in the Credit Agreement and used herein are so used as therein defined), among VDK Holdings, Inc., a Delaware corporation, Van de Kamp's, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and The Chase Manhattan Bank, N.A., as agent for the Lenders, the undersigned, as Swing Line Lender under the Credit Agreement, hereby acknowledges receipt from you on the date hereof of ______________ DOLLARS ($_______________) as payment for the purchase of a participating interest in the following Swing Line Loan:

          Date of Swing Line Loan:
                                          --------------------------------------

          Principal Amount of Swing Line Loan
           Participating Interest:              $
                                                --------------------------------


                                         Very truly yours,

                                         THE CHASE MANHATTAN BANK, N.A.


                                         By:
                                            ------------------------------------
                                            Title:

                                                                       EXHIBIT G
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

                                   [FORM OF]
                          ACKNOWLEDGEMENT AND CONSENT


     The undersigned limited liability company hereby:

     (a) acknowledges and consents to the execution, delivery and performance of (i) the Second Amended and Restated Credit and Guarantee Agreement dated as of July __, 1996, (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation, Van de Kamp's, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and The Chase Manhattan Bank, N.A., a national banking association, as agent for the Lenders thereunder, and (ii) all of the documents and transactions contemplated thereby; and

     (b) agrees that such execution, delivery and performance shall not in any way affect such limited liability company's obligations under any Loan Document (as defined in the Credit Agreement) to which such limited liability company is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  July __, 1996

                                       VDK FOODS LLC



                                       By:__________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT H
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                   [FORM OF]
                              TRANCHE A TERM NOTE



$________                                                     New York, New York
                                                              September 19, 1995


          FOR VALUE RECEIVED, the undersigned, VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of _____________________ (the "Lender") at the office of The Chase Manhattan Bank, N.A., located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of _______________________ DOLLARS ($_________), or, if
less, the unpaid principal amount of the Tranche A Term Loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as defined below). The principal amount of the Tranche A Term Loans made by the Lender shall be repaid in the amounts and on the dates specified in subsection 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of the Tranche A Term Loans made by the Lender from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche A Term Loan made by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Tranche A Term Loans made by the Lender in accordance with the terms of the Credit Agreement.

          This Note (a) is one of the Tranche A Term Notes referred to in the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation, Van de Kamp's, Inc., a Delaware corporation, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, N.A., as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                       VAN DE KAMP'S, INC.



                                       By:_______________________________

                                       Name:_____________________________

                                       Title:____________________________

                                                                      Schedule A
                                                          to Tranche A Term Note
                                                          ----------------------

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

                                                    Amount of
                                     Amount of     ABR Loans       Unpaid
                       Amount       Principal of   Converted to  Principal
        Amount of    Converted to   ABR Loans      Eurodollar    Balance of   Notation
Date    ABR Loans    ABR Loans        Repaid         Loans       ABR Loans    Made By
- --------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------

                                                                      Schedule B
                                                          to Tranche A Term Note
                                                          ----------------------

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

                                      Interest
                         Amount      Period and                    Amount of        Unpaid
                      Converted to   Eurodollar     Amount of      Eurodollar     Principal
         Amount of    or Continued   Rate with    Principal of       Loans        Balance of
        Eurodollar   as Eurodollar    Respect      Eurodollar     Converted to    Eurodollar    Notation
 Date     Loans          Loans        Thereto     Loans Repaid     ABR Loans        Loans       Made By
- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------

=========================================================================================================


                                                                       EXHIBIT I
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                   [FORM OF]
                              TRANCHE B TERM NOTE



$______________                                               New York, New York
                                                                    May __, 1996


          FOR VALUE RECEIVED, the undersigned, VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of _____________________ (the "Lender") at the office of The Chase Manhattan Bank, N.A., located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of _______________________ DOLLARS ($_________), or, if
less, the unpaid principal amount of the Tranche B Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as defined below). The principal amount of the Tranche B Term Loan made by the Lender shall be repaid in the amounts and on the dates specified in subsection 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of the Tranche B Term Loan made by the Lender from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche B Term Loan made by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Tranche B Term Loan made by the Lender in accordance with the terms of the Credit Agreement.

          This Note (a) is one of the Tranche B Term Notes referred to in the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation, Van de Kamp's, Inc., a Delaware corporation, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, N.A., as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                       VAN DE KAMP'S, INC.



                                       By:
                                           -------------------------------------

                                       Name:
                                             -----------------------------------

                                       Title:
                                              ----------------------------------

                                                                      Schedule A
                                                          to Tranche B Term Note
                                                          ----------------------

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

                                                   Amount of
                                    Amount of      ABR Loans      Unpaid
                       Amount      Principal of   Converted to   Principal
        Amount of   Converted to    ABR Loans      Eurodollar    Balance of   Notation
 Date   ABR Loans    ABR Loans        Repaid         Loans       ABR Loans    Made By
- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

                                                                      Schedule B
                                                          to Tranche B Term Note
                                                          ----------------------


     LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

                                      Interest
                         Amount      Period and                    Amount of       Unpaid
                     Converted to    Eurodollar    Amount of      Eurodollar     Principal
        Amount of    or Continued    Rate with    Principal of      Loans        Balance of
        Eurodollar   As Eurodollar    Respect      Eurodollar    Converted to    Eurodollar    Notation
 Date     Loans          Loans        Thereto     Loans Repaid    ABR Loans        Loans       Made By
- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT J
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                   [FORM OF]
                              TRANCHE C TERM NOTE



$__________                                                   New York, New York
                                                                   July __, 1996


          FOR VALUE RECEIVED, the undersigned, VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of _____________________ (the "Lender") at the office of The Chase Manhattan Bank, N.A., located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of _______________________ DOLLARS ($_________), or, if
less, the unpaid principal amount of the Tranche C Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as defined below). The principal amount of the Tranche C Term Loan made by the Lender shall be repaid in the amounts and on the dates specified in subsection 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of the Tranche C Term Loan made by the Lender from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche C Term Loan made by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Tranche C Term Loan made by the Lender in accordance with the terms of the Credit Agreement.

          This Note (a) is one of the Tranche C Term Notes referred to in the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation, Van de Kamp's, Inc., a Delaware corporation, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, N.A., as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                       VAN DE KAMP'S, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                      Schedule A
                                                          to Tranche C Term Note
                                                          ----------------------

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

 -------------------------------------------------------------------------------------------
                                                         Amount of
                                          Amount of      ABR Loans     Unpaid
                             Amount      Principal of   Converted to  Principal
             Amount of    Converted to    ABR Loans     Eurodollar    Balance of  Notation
     Date    ABR Loans     ABR Loans       Repaid         Loans       ABR Loans   Made By
- --------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------

                                                                      Schedule B
                                                          to Tranche C Term Note
                                                          ----------------------


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

- --------------------------------------------------------------------------------------------------------
                                      Interest
                       Amount        Period and                  Amount of      Unpaid
         Amount of   Converted to    Eurodollar    Amount of     Eurodollar    Principal
         Amount of   or Continued    Rate with    Principal of     Loans       Balance of
         Eurodollar  as Eurodollar    Respect      Eurodollar    Converted to  Eurodollar   Notation
 Date      Loans         Loans        Thereto     Loans Repaid    ABR Loans      Loans      Made By
- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT K
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                   [FORM OF]
                             REVOLVING CREDIT NOTE



$__________________                                           New York, New York
                                                              September 19, 1995


          FOR VALUE RECEIVED, the undersigned, VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ________________ (the "Lender") at the office of The Chase Manhattan Bank, N.A., located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of ________________ DOLLARS ($___________), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection
3.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of Revolving Credit Loans made by the Lender from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by the Lender and the date and amount of each payment or prepayment of principal thereof, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation shall not affect the obligation of the Borrower to repay (with applicable interest) Revolving Credit Loans made by the Lender pursuant to the Credit Agreement.

          This Note (a) is one of the Revolving Credit Notes referred to in the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation, Van de Kamp's, Inc., a Delaware corporation, the Lender, the other banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, N.A., as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                       VAN DE KAMP'S, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                      Schedule A
                                                        to Revolving Credit Note
                                                        ------------------------


                LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

- -------------------------------------------------------------------------------------------------------------
                                                               Amount of ABR
                              Amount        Amount of         Loans Converted    Unpaid Principal
           Amount of ABR    Converted    Principal of ABR          to            Balance of ABR      Notation
   Date       Loans         ABR Loans      Loans Repaid      Eurodollar Loans        Loans           Made By
- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

=============================================================================================================

                                                                      Schedule B
                                                        to Revolving Credit Note
                                                        ------------------------


      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


- --------------------------------------------------------------------------------------------------------------------
                            Amount                                             Amount of       Unpaid
                         Converted to    Interest Period      Amount of       Eurodollar       Principal
             Amount of   or Continued    and Eurodollar      Principal of        Loans        Balance of
            Eurodollar   as Eurodollar     Rate with         Eurodollar       Converted to    Eurodollar    Notation
  Date       Loans          Loan         Respect Thereto     Loans Repaid      ABR Loans        Loans        Made By
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

====================================================================================================================

                                                                       EXHIBIT L
                                                         TO AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                   [FORM OF]
                                SWING LINE NOTE



                                                              New York, New York
$___________________                                          September 19, 1995


          FOR VALUE RECEIVED, the undersigned, VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of _____________ (the "Swing Line Lender"), at its offices located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds on the Termination Date, the principal amount of _______________ DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of the Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to subsection 3.6 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at said office on the unpaid principal amount of Swing Line Loans from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

          The Swing Line Lender is authorized to record the date and the amount of each Swing Line Loan made by the Swing Line Lender to the Borrower pursuant to subsection 3.6 of the Credit Agreement and the date and amount of each payment or prepayment of principal thereof on Schedule A annexed hereto and made a part hereof and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided, that any failure by the Swing Line Lender to make such recordation shall not affect the obligation of the Borrower to repay (with applicable interest) the Swing Line Loans made by the Swing Line Lender pursuant to the Credit Agreement.

          This Note (a) is the Swing Line Note referred to in the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation, Van de Kamp's, Inc., a Delaware corporation, the several other banks and other financial institutions from time to time parties thereto (the "Lenders"), and The Chase Manhattan Bank, N.A., as agent for the Lenders, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                       VAN DE KAMP'S, INC.



                                       By:
                                          --------------------------------------
                                          Title:

                                                                   Schedule A to
                                                                 Swing Line Note
                                                                 ---------------


                             LOANS AND REPAYMENTS
                             --------------------


===========================================================
                                       Unpaid
             Amount of   Amount of   Principal
             Swing Line  Swing Line  Balance of    Notation
               Loans       Loans     Swing Line      Made
     Date       Made       Repaid      Loans          By
- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------

- -----------------------------------------------------------


=============================================================

- -------------------------------------------------------------

- -------------------------------------------------------------

- -------------------------------------------------------------

- -------------------------------------------------------------

- -------------------------------------------------------------

- -------------------------------------------------------------

- -------------------------------------------------------------

                                                                       EXHIBIT M
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

                                   [FORM OF]
                             BORROWING CERTIFICATE

          Pursuant to subsections 6.1(g), 6.1(h), 6.1(i) and 6.1(n) of the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation, Van de Kamp's, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, N.A., as agent for the Lenders, the undersigned, ____________________ of the Borrower, hereby certifies as follows:

            1. The representations and warranties of the Borrower set forth in the Credit Agreement and each of the other Loan Documents to which it is a party or which are contained in any certificate, document or financial or other statement furnished pursuant to or in connection with the Credit Agreement or any Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

            2. No Default or Event of Default has occurred and is continuing as of the date hereof or will occur after giving effect to the making of the Loans and the issuance of the Letters of Credit requested to be made and/or issued on the date hereof or the consummation of each of the transactions contemplated by the Loan Documents; and

            3.  _________________ is and at all times since _____________ __,
       199_, has been the duly elected and qualified [Assistant] Secretary of the Borrower and the signature set forth on the signature line for such officer below is such officer's true and genuine signature;

  and the undersigned [Assistant] Secretary of the Borrower hereby certifies as follows:

            4. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Borrower or any of its Subsidiaries, nor has any other event occurred affecting or threatening the corporate existence of the Borrower or any of its Subsidiaries;

            5. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware;

            6. (a) Attached hereto as Exhibit A is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower on __________ __, 1996; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; such resolutions are the only corporate proceedings of the Borrower now in force relating to or affecting the matters referred to therein;

                 (b) attached hereto as Exhibit B is a true and complete copy of the By-laws of the Borrower as in effect at all times since __________ __, 199_, to and including the date hereof; and

                 (c) attached hereto as Exhibit C is a true and complete copy of the Certificate of Incorporation of the Borrower as in effect at all times since __________ __, ____, to and including the date hereof; and

            7. The following persons are now duly elected and qualified officers of the Borrower, holding the offices indicated next to their respective names below, and such officers have held such offices with the Borrower at all times since __________ __, 199_, to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Borrower, the Credit Agreement and the other Loan Documents to which it is a party and any certificate or other document to be delivered by the Borrower pursuant to the Credit Agreement or any such Loan Document:

                     Name        Office           Signature
                     ----        ------           ---------

                  [       ]     [      ]          ________

                  [       ]     [      ]          ________

            Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement and used herein are so used as so defined.

          IN WITNESS WHEREOF, the undersigned have hereunto set our names and affixed the corporate seal.


  VAN DE KAMP'S, INC.                  VAN DE KAMP'S, INC.



  By:                                  By:
     ------------------------------       --------------------------------------
     Name:                                Name:
     Title: [Vice] President              Title: [Assistant] Secretary


  Date:  July __, 1996                 (CORPORATE SEAL)

                                                                       EXHIBIT N
                                                  TO SECOND AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT

                                   [FORM OF]
                           ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation ("Holdings"), Van de Kamp's, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, N.A., as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          ______________ (the "Assignor") and _____________ (the "Assignee")
agree as follows:

          1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below) (but not prior to the registration of the information contained herein in the Register pursuant to subsection 13.6(e) of the Credit Agreement), a ___% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on
Schedule 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on
Schedule 1.

          2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) (i) requests that the Agent, upon request by the Assignee, (A) exchange any attached Notes for a new Note or Notes payable to the Assignee or, (B) if the Assignor does not hold any Notes, issue a new Note or Notes payable to the Assignee and (ii) if (A) the Assignor has retained any interest in the Assigned Facility and (B) the Assignor holds any Notes, requests that the Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

          3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsections 5.1 and 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be a party to and bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsection 4.10(b) of the Credit Agreement.

          4. The effective date of this Assignment and Acceptance shall be ____________ __, 19__ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of such acceptance and recording by the Agent and which shall not, in any case, be prior to the date of recording by the Agent) and which shall not, in any case, be prior to the date of recording by the Agent.

          5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

          6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

          8. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                                                      Schedule 1
                                                    to Assignment and Acceptance
                                                    ----------------------------


Re: Assignment and Acceptance relating to the Second Amended and Restated Credit and Guarantee Agreement, dated as of July __, 1996 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation ("Holdings"), Van de Kamp's, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, N.A., as agent for the Lenders (in such capacity, the "Agent").

- --------------------------------------------------------------------------------

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:


     Credit              Principal
Facility Assigned     Amount Assigned     Commitment Percentage Assigned/1/
- -----------------     ---------------     ---------------------------------
                         $________                  __._________%

              The terms set forth above are hereby agreed to by:


[NAME OF ASSIGNEE]                 [NAME OF ASSIGNOR]


By:                                By:
   ------------------------           -------------------------
   Name:                              Name:
   Title:                             Title:





- ------------------------------
/1/ Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.


[Accepted:                         Consented To:

THE CHASE MANHATTAN BANK, N.A.,    VAN DE KAMP'S, INC.
as Agent

                                   By:
                                      --------------------
By:                                   Name:
   --------------------               Title:]
   Name:
   Title: